SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

                           (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                             JAYARK CORPORATION
______________________________________________________________________
                (Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No Fee Required
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

1)  Title of each class of securities to which transaction applies:

     Common Stock, par value $.01

2)  Aggregate number of securities to which transaction applies:

     363,223 shares of Common Stock

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:1

    The filing fee is based upon the product of 363,223 shares of Common Stock and the merger consideration of $.40 per share. In accordance with Section 14 (g) of the Securities Exchange Act of 1934, the filing fee was determined by calculating a fee of $80 per $1,000,000 of the amount calculated pursuant to the preceding sentence.

4)  Proposed maximum aggregate value of transaction:

    $145,289

5)  Total Fee Paid:

    $11.62

[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)  Amount Previously Paid:

	2)  Form, Schedule or Registration Statement No.:

	3)  Filing Party:

      4)  Date Filed:

                     JAYARK CORPORATION
                         300 Plaza Drive
                    Vestal, New York 13850

TO OUR STOCKHOLDERS:

You are cordially invited to attend a Special Meeting of the stockholders of Jayark Corporation("Jayark") to be held at 10:00 a.m., local time, on December 1, 2003, at the offices of Jayark at 300 Plaza Drive, Vestal New York 13850. The accompanying Proxy Statement is dated November 7, 2003 and is being first mailed to our stockholders on or about November 7, 2003.

At the special meeting, you will be asked to consider and vote upon the adoption of an Agreement and Plan of Merger, dated February
3, 2003, providing for the merger of J Merger Corp., a newly formed Delaware corporation ("Merger Corp."), into Jayark. Merger Corp. is a wholly owned subsidiary of J Acquisition Corp., a Nevada corporation ("Parent"), which was formed for the purpose of the merger and is owned by certain officers and directors of Jayark and their affiliates, including the following persons:

     -  David Koffman, the Chairman, President, Chief Executive
        Officer and a Director of Jayark

     - Vulcan Properties, Inc., a corporation owned by the wife of Arthur Cohen

     -  Frank Rabinovitz, the Executive Vice President, Chief
        Operating Officer and a Director of Jayark

     -  Jeffrey Koffman, a Director of Jayark

     -  Burton I. Koffman, the father of David Koffman

     -  Ruthanne Koffman, the wife of Burton I. Koffman

     -  Certain entities affiliated with the Koffman family

In the merger, each outstanding share of our common stock will be converted into the right to receive $.40 in cash, except for shares held by Parent and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. If the stockholders of Jayark adopt the merger agreement, Jayark will no longer be a publicly-traded company.

We cannot complete the merger unless we obtain the following vote to adopt the merger agreement:

     - The affirmative vote of holders of a majority of the outstanding shares of our common stock.

Parent has agreed to vote all shares of our common stock owned by it in favor of the adoption of the merger agreement. As of the record date for the special meeting, Parent beneficially owned approximately 87% of our outstanding common stock.

Our Board of Directors has unanimously approved the merger agreement. In addition, the Board of Directors has engaged Kirlin Securities, Inc. to render a written opinion as to the fairness from a financial point of view to the public stockholders of Jayark
(other than the officers and directors of Jayark and their affiliated entities, including Parent). The written opinion of Kirlin Securities, Inc. is included in the attached proxy statement as Appendix B and you should read it carefully for a discussion of the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by them in rendering its opinion.

Any stockholder who does not vote in favor of adopting the merger agreement and who properly demands appraisal under Delaware law will have the right to have the fair value of his shares determined by a Delaware court. A copy of Section 262 of the Delaware General Corporation Law is included in the attached proxy statement as Appendix C. Appraisal rights are subject to a number of restrictions and technical requirements described in the attached proxy statement.

The accompanying proxy statement explains the proposed merger and provides specific information concerning the merger agreement and the special meeting. We urge you to read these materials completely and carefully, including the merger agreement and other appendices.

Whether or not you plan to attend the special meeting, we request that you complete, date, sign and return the enclosed proxy card promptly in the enclosed pre-addressed postage-paid envelope. Failure to return a properly executed proxy card or vote at the special meeting will have the same effect as a vote against the adoption of the merger agreement. Your vote is very important, so please take the time to vote your shares on this matter.

By Order of the Board of Directors
David L. Koffman
November 7, 2003


             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD December 1, 2003


TO OUR STOCKHOLDERS:

The Special Meeting of Stockholders of Jayark Corporation, a Delaware corporation ("Jayark"), will be held at the offices of Jayark at 300 Plaza Drive, Vestal, New York 13850 at 10:00 a.m., local time, on December 1, 2003, for the following purposes:

(1) To approve the Agreement and Plan of Merger dated as of February 3, 2003, by and among Jayark Corporation ("Jayark"), J Acquisition Corp., a Delaware corporation ("Parent"), and
J Merger Corp., a Delaware corporation ("Merger Corp."), pursuant to which Merger Corp. will merge with and into Jayark with Jayark being the surviving corporation (the "Merger"), and each of the transactions contemplated thereby, including, without limitation, the Merger; and

(2) To transact such other business as may properly come before the meeting or any adjournments thereof.

Only holders of record of Jayark common stock, par value $.01 per share, at the close of business on October 31, 2003 are entitled to notice of the Special Meeting and to vote at the Special
Meeting. As of October 31, 2003, there were 2,766,396 shares of Jayark common stock outstanding. The accompanying Proxy Statement is dated November 7, 2003, and is being first mailed to stockholders on or about November 7, 2003.

Stockholders are cordially invited to attend the meeting in person. Whether planning to attend the meeting or not, stockholders are urged to complete, date and sign the enclosed Proxy and to return it promptly. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Special Meeting. Proxies may be revoked by delivering to Mr. Robert C. Nolt, Secretary, Jayark Corporation, 300
Plaza Drive, Vestal, New York 13850, a written notice of revocation bearing a later date than the Proxy, by duly executing and delivering to the Secretary a subsequently dated Proxy relating to the same shares or by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a Proxy).
The enclosed, addressed envelope requires no postage if mailed in the United States.

By Order of the Board of Directors,

/s/ Robert C. Nolt, Secretary
November 7, 2003


                         TABLE OF CONTENTS
Description                                           Page

Summary Term Sheet                                      1

Summary Term Sheet-Vote Required                        2

Summary Term Sheet - Dissenters' and Appraisal Rights   3

Summary Term Sheet - Sources of Funds; Financing
 of the Merger                                          3

Questions and Answers About the Meeting                 3

Summary Financial Information                           7

Summary Historical Financial Information of Jayark      7

Per Share Market Price and Dividend Information         8

Introduction                                            8

Voting of Shares                                        9

Special Factors - Background of the Merger Agreement   10

Special Factors - The Effects of the Merger            12

Special Factors - Financing Effects of the Merger;
 Financing of the Merger                               13

The Effects of the Merger - Effects on Affiliates      13

The Effects of the Merger - Effects on
 Unaffiliated Stockholders                             14

Recommendation of the Board of Directors; Fairness
 of the Merger Proposal	                               16

Parent's Determination of Fairness of the Merger
 Proposal                                              21

Conduct of Jayark's Business After the Merger		 22

Additional Considerations Concerning Jayark            22

Security Ownership of Certain Beneficial Owners
and Management                                         23

Proposal One - Approval of the Merger Agreement        25

The Parties                                            25

Effect on Stockholders				       25

Reasons for the Merger				       25

Effect of the Merger Proposal on Jayark
 Unaffiliated Stockholders                             27

Effect of the Merger Proposal on Jayark                27

The Merger Agreement                                   32

The Merger Agreement - Conditions to the
 Completions of the Merger                             34

Appendix A - Agreement and Plan of Merger	       A-1

Appendix B - Written Opinion of Kirlin Securities,
 Inc.                                                  B-1

Appendix C - Appraisal Rights                          C-1

Table of Contents
Description

Appendix D - Jayark Corporation Report on Form 10K for
             the Fiscal Year Ending April 30, 2003      D-1

Appendix E - Jayark Corporaiton Report on Form 10-K/A for the
             Fiscal Year Ending April 30, 2003          E-1

Appendix F - Jayark Corporation Report on Form 10-Q for the
             Three Months Ending July 31, 2003          F-1

Appendix G - Jayark Corporation Report on form 10-Q/A for the
             Three Months Ending July 31, 2003		G-1

                         CERTAIN DEFINITIONS

As used in this proxy statement, "Jayark," "we," "our," "ours," "us" and the "Company" refer to Jayark Corporation and all of its subsidiaries. "Merger Corp." refers to J Merger Corp., "Parent" refers to J Acquisition Corp. and "merger agreement" refers to the Agreement and Plan of Merger dated as of February 3, 2003 by and between Jayark, Parent and Merger Corp.

                        SUMMARY TERM SHEET

THE FOLLOWING SUMMARY TERM SHEET, TOGETHER WITH THE "QUESTIONS AND ANSWERS ABOUT THE MEETING" AND "QUESTIONS
AND ANSWERS ABOUT THE MERGER" FOLLOWING THIS SUMMARY
TERM SHEET, HIGHLIGHT SELECTED INFORMATION FROM THE
PROXY STATEMENT ABOUT OUR PROPOSED MERGER AND THE SPECIAL MEETING. THIS SUMMARY TERM SHEET AND THE QUESTION AND
ANSWER SECTIONS MAY NOT CONTAIN ALL OF THE INFORMATION
THAT IS IMPORTANT TO YOU. TO BETTER UNDERSTAND
AND FOR A MORE COMPLETE DESCRIPTION OF THE MERGER
AND THE OTHER MATTERS ON WHICH YOU WILL VOTE, YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT AND ALL OF ITS APPENDICES BEFORE YOU VOTE. FOR YOUR CONVENIENCE, WE HAVE DIRECTED YOUR ATTENTION IN PARENTHESES TO THE LOCATION IN THIS PROXY STATEMENT WHERE YOU CAN FIND A MORE COMPLETE DISCUSSION
OF EACH ITEM LISTED BELOW.

THE MERGER

THE MERGER AGREEMENT. (Page 32)

On February 3, 2003 we signed the merger agreement, under which Jayark would merge with Merger Corp., a newly formed Delaware corporation. Under the terms of the merger agreement, if the merger is completed:

o Jayark stockholders as of the effective date of the merger, other than Merger Corp. and stockholders who have perfected their dissenters' rights under Delaware law, will be entitled to receive a cash payment of $.40 per share.

o the officers and directors of Jayark at the effective time of the merger will be the officers and directors of Jayark immediately after the merger.

THE PARTIES. (Page 25)

o     Jayark is a Delaware corporation.

o Parent is a recently-formed Nevada corporation organized for the purpose of the merger. Parent is wholly-owned by officers and directors of Jayark and their affiliates.

o Merger Corp. is a recently-formed Delaware corporation and wholly owned subsidiary of Parent organized for the purpose of the merger.

o     The principal executive offices of each of Jayark, Parent
and Merger Corp. are located at 300 Plaza Drive, Vestal, New York
13850.
                              1

o     The telephone number for each of Jayark, Parent and Merger
Corp. is 607-729-9331.

VOTING OF SHARES.  (Page 9)

Approval of the merger agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock.

Parent has agreed to vote all shares of our common stock owned by it in favor of the adoption of the merger agreement. As of the record date for the special meeting, Parent beneficially owned approximately 87% of our outstanding common stock. Approval of the merger is therefore assured.

EFFECTS OF THE MERGER. (Page 12)

As a result of the merger:

o The registration of Jayark common stock under the Securities Exchange Act of 1934 will terminate. Because of this, the merger is considered a "going private" transaction;

o cashed-out stockholders will no longer have an interest in or be a stockholder of Jayark and, therefore, they will not be able to participate in Jayark's future earnings and growth, if any;

REASONS FOR THE MERGER. (Page 25)

Our primary reason for the merger is that after the merger our shares will no longer be registered under the Securities
Exchange Act and we will therefore no longer incur the costs of maintaining our registration. For more information on our reasons for the merger, please see page 17 of this proxy statement.

BACKGROUND OF THE MERGER PROPOSAL. (Page 10)

Please see "SPECIAL FACTORS - Background of the Merger Proposal" on page 10 for a discussion of the events leading up to the signing of the merger agreement.

CONDITIONS TO THE COMPLETION OF THE MERGER. (Page 34)

The completion of the merger depends upon the satisfaction of a number of conditions, unless waived, including:

o approval of the merger agreement by the holders of a majority of the outstanding shares of common stock; and

o    no litigation is pending regarding the merger.

U.S. FEDERAL INCOME TAX CONSEQUENCES. (Page 14)

The receipt of cash by certain stockholders in the merger will be taxable for federal income tax purposes.

TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES
TO YOU OF THE MERGER WILL DEPEND ON YOUR OWN SITUATION. TO
REVIEW THE MATERIAL TAX CONSEQUENCES IN GREATER DETAIL,
PLEASE READ THE DISCUSSION UNDER "SPECIAL FACTORS - CERTAIN

                                  2

U.S. FEDERAL INCOME TAX CONSEQUENCES."

DISSENTERS' AND APPRAISAL RIGHTS. (Page 28)

Under Delaware law, you are entitled to dissent from the merger and you may have appraisal rights in connection with the merger. To exercise your appraisal rights, you must comply with all procedural requirements of Delaware law. A description of the relevant sections of Delaware law is provided in "PROPOSAL ONE" - FAILURE
TO TAKE ANY STEPS REQUIRED BY DELAWARE LAW MAY RESULT
IN A TERMINATION OR WAIVER OF YOUR APPRAISAL RIGHTS.


FINANCIAL EFFECTS OF THE MERGER; FINANCING OF THE MERGER. (Page 13)

We estimate that the total funds required to fund the payment of the consideration to be paid to cashed-out stockholders and to pay fees and expenses relating to the merger will be approximately $254,000. These amounts will be paid for through our available working capital.

RECOMMENDATION OF THE BOARD OF DIRECTORS. (Page 16)

Our Board of Directors believes that the merger agreement is fair to and in the best interests of Jayark and its unaffiliated stockholders, and unanimously recommends that stockholders of Jayark vote "For" the approval of the merger agreement. As used in this proxy statement, the term "affiliated stockholders" means Parent and its stockholders and all officers, directors and control persons of Jayark, and the term "unaffiliated stockholder" means any stockholder other than an affiliated stockholder.

OPINION OF KIRLIN SECURTIES, INC.  (Page 20)

In connection with the merger, the Board of Directors obtained the opinion of Kirlin Securities, Inc. which delivered its opinion to the Board of Directors on February 4, 2003 to the effect that the $.40 per share cash consideration is fair, from a financial point of view, to the unaffiliated stockholders of Jayark. You should be aware, however, that the opinion was based upon and is subject to important limitations and qualifications and the Kirlin Securities, Inc. did not make a presentation to the Board, but merely rendered its opinion. The full text of the opinion is attached as Appendix B to this proxy statement.

THE SPECIAL MEETING

The Special Meeting of Stockholders of Jayark will be held at the offices of Jayark at 300 Plaza Drive, Vestal, New York, NY 13850 at 10:00 a.m., local time, on December 1, 2003. At the Special Meeting, you will be asked to consider the following proposal:

o the approval of the merger agreement, pursuant to which Merger Corp. will merge with and into Jayark with Jayark being the surviving corporation, and each of the transactions contemplated thereby, including the merger.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:     WHY DID YOU SEND ME THIS PROXY STATEMENT?

A:     We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your votes for use at a Special Meeting of Stockholders.

                                  3

This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We will begin sending this proxy statement, Notice of Special Meeting and the enclosed proxy card on or about November 7, 2003 to all stockholders entitled to vote. Holders of our common stock are entitled to vote at the Special Meeting. The record date for those entitled to vote is October 31, 2003. On October 31, 2003, there were 2,766,396 shares of our common stock outstanding. Stockholders are entitled to one vote for each share of common stock held as of the record date.

Q:     WHAT IS THE TIME AND PLACE OF THE SPECIAL MEETING?

A:     The Special Meeting will be held at the offices of Jayark
at 300 Plaza Drive, Vestal, New York 13850 at 10:00 a.m., local time, on December 1, 2003.

Q:     WHAT AM I BEING ASKED TO VOTE ON?

A:     You are being asked to vote on the approval of the merger
agreement between Jayark, Parent and Merger Corp., pursuant to which Merger Corp. will merge with and into Jayark. As a result of the merger, each outstanding share of our common stock will be converted into the right to receive $.40 in cash, except for shares held by Parent and shares held by stockholders who have perfected their dissenters' rights, which shares will be subject to appraisal in accordance with the Delaware law. After the merger, Jayark intends to "go private" and end its reporting obligations with the SEC.

Q:     WHO MAY BE PRESENT AT THE SPECIAL MEETING AND WHO MAY
VOTE?

A:     All holders of our common stock and other interested
persons may attend the Special Meeting in person. However, only holders of our common stock of record as of October 31, 2003 may cast their votes in person or by proxy at the Special Meeting.

Q:     WHAT IS THE VOTE REQUIRED?

A:      The proposal to approve the merger agreement must receive
the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock. If you do not vote your shares or if you abstain from voting on this matter, your shares will not be included in the determination of the voting power present at the Special Meeting. If you do not instruct your broker on how to vote on this proposal, your shares will not be included in the determination of the voting power present at the Special Meeting.

Q:     WHO IS SOLICITING MY PROXY?

A:     The Board of Directors of Jayark.

Q:     WHAT IS THE RECOMMENDATION OF OUR BOARD OF DIRECTORS

REGARDING THE PROPOSALS?

A:     Our Board of Directors has determined that the merger is
advisable and in the best interests of Jayark and its unaffiliated stockholders. Our Board of Directors has, therefore, unanimously approved the merger agreement and recommends that you vote "FOR" approval of this matter at the Special Meeting.

                                  4

Q:     WHAT DO I NEED TO DO NOW?

A:     Please sign, date and complete your proxy card and promptly return it in the enclosed, pre-addressed, postage paid envelope so that your shares can be represented at the Special Meeting.

Q:     IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY
BROKER VOTE MY SHARES FOR ME?

A:     Your broker will vote your shares for you ONLY if you instruct your broker how to vote for you. Your broker should mail information to you that will explain how to give these instructions.

Q:     CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY
CARD?

A:     Yes. Just send by mail a written revocation or a later-dated, completed and signed proxy card before the Special Meeting or simply attend the Special Meeting and vote in person. You may not change your vote by facsimile or telephone.

Q:     WHAT IF I DON'T SEND BACK A PROXY CARD OR VOTE MY SHARES
IN PERSON AT THE SPECIAL MEETING?

A:     If you don't return your proxy card or vote you shares in
person at the Special Meeting, each of those shares will be treated as a not present at the Special Meeting and will not be included in the voting power present.

Q:     SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A:     No. After the merger is completed, we will send instructions on how to receive any cash payments you may be entitled to receive.

Q:     WHAT WILL I RECEIVE IN THE MERGER?

A:     All holders of Jayark common stock as of the effective date of the merger, other than Parent and stockholders who have perfected their dissenters' rights under Delaware law, will be entitled to receive $.40 in cash for each share they own.

Q:     HOW WILL JAYARK BE OPERATED AFTER THE MERGER?

A:     After the merger, Jayark will be a privately-held company.

Jayark expects its business and operations to continue as they are currently being conducted and, except as disclosed in this proxy statement, the merger is not anticipated to have any effect upon the conduct of such business. As a result of the merger, stockholders of Jayark who receive cash for their shares in the merger will no longer have a continuing interest as stockholders of Jayark and will not share in any future earnings and growth of Jayark.

Q:     WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A:     We are working toward completing the merger as quickly as
possible and we expect the merger to be completed shortly after the Special Meeting.

                                  5

Q:     WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE
MERGER TO ME?

A:     The receipt of cash in the merger will be taxable for federal income tax purposes. Stockholders who do not receive cash in the merger should not be subject to taxation as a result of the merger. The only stockholder that will not receive cash in the merger will be J. Acquisition Corp. All other stockholders will receive cash in the merger. To review the material tax consequences in greater detail, please read the discussion under "SPECIAL FACTORS - U.S.
Federal Income Tax Consequences."

                                  6

                 SUMMARY FINANCIAL INFORMATION

       SUMMARY HISTORICAL FINANCIAL INFORMATION OF JAYARK

The following summary historical consolidated financial data for Jayark for the fiscal years ended April 30, 2001, 2002 and 2003, was derived from the audited consolidated financial statements of Jayark. The unaudited historical consolidated financial data of Jayark as of and for the three months ended July 31, 2002 and 2003 was derived from Jayark's unaudited interim consolidated financial statements which, in the opinion of management of Jayark, have been prepared on the same basis as the audited consolidated financial statements and include all adjustments (consisting of only normal recurring adjustments) necessary for a fair presentation of the financial data for such periods. The statement of operations data for the three months ended July 31, 2003 is not necessarily indicative of results for a full year. This financial information is only a summary and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of Jayark and the notes thereto included in our 2003 Annual Report to Stockholders and our Quarterly Report on form 10-Q for the quarter ended July 31, 2003, and the "Selected Historical Financial Data" included elsewhere in this proxy statement.


              Summary Consolidated Financial Information
                             Three Months
                             Ended July 31,         Years Ended April 30,
                             2003      2002        2003     2002     2001
Statement of
 Operations:      (in thousands, except number of shares and per share amounts)

Net Revenues                 $2,889   $2,889      $9,916   $11,416   $12,886
Net Income (Loss)             ($35)     ($7)      ($143)     ($99)    ($501)
Weighted Average Common
  Shares                  2,766,396 2,766,396   2,766,396 2,766,396  2,766,396
Basic and Diluted Income

(Loss) per Common Share      ($.01)     ($.00)    ($.05)     ($.04)    ($.18)

Balance Sheet Data:
Total Assets                 $2,793    $2,916     $2,769    $2,844    $3,757
Long Term Obligations        $2,367    $2,246     $2,319    $2,195    $2,083
Working Capital              $1,372    $1,389     $1,346    $1,325    $  974
Stockholders' Deficit        ($662)    ($491)     ($627)    ($484)    ($646)

                                      7

PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

Effective July 10, 1997, Jayark's common stock was delisted due to the non-compliance with NASDAQ's minimum capital and surplus requirement. Bid quotations for the common stock may be obtained from the "pink sheets" published by the National Quotation
Bureau, and the common stock is traded in the over-the-counter market.

The following table presents the fiscal quarterly high and low trade prices of Jayark's common stock for the periods indicated, in each fiscal year as reported by NASDAQ. As of October 31, 2003, there were approximately 401 stockholders of record of common stock.

Jayark has not paid any dividends on its common stock during the last five years and does not plan to do so in the foreseeable future.
              2003 Common Stock   2002 Common Stock   2001 Common Stock
                 Trade Price         Trade Price         Trade Price
              High         Low    High        Low      High        Low
First Quarter  .31         .28     .46        .35        .81       .25
Second Quarter .25         .24     .45        .28       2.81       .55
Third Quarter  .24         .21     .30        .22       1.44       .75
Fourth Quarter .38         .34     .50        .30        .75       .35

STATEMENT REGARDING FORWARD-LOOKING INFORMATION

"FORWARD LOOKING STATEMENTS" ARE THOSE STATEMENTS THAT
DESCRIBE MANAGEMENT'S BELIEFS AND EXPECTATIONS ABOUT THE
FUTURE. WE HAVE IDENTIFIED FORWARD-LOOKING STATEMENTS BY
USING WORDS SUCH AS "ANTICIPATE," "BELIEVE," "COULD," "ESTIMATE,"
"MAY," "EXPECT," AND "INTEND." ALTHOUGH WE BELIEVE THESE
EXPECTATIONS ARE REASONABLE, OUR OPERATIONS INVOLVE A
NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THOSE DESCRIBED
IN THIS PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION. THEREFORE, THESE TYPES
OF STATEMENTS MAY PROVE TO BE INCORRECT. FURTHER, THE SAFE
HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933,
AS AMENDED, AND SECTION 21E OF THE SECURITIES AND EXCHANGE
ACT OF 1934, AS AMENDED, DO NOT APPLY TO THE MERGER.

                           INTRODUCTION

GENERAL

The accompanying Proxy is solicited by and on behalf of the Board of Directors of Jayark for use at the Special Meeting of Stockholders to be held on December 1, 2003, at the time and place and for the purposes set forth in the accompanying Notice and at any recess or adjournments thereof. The original solicitation will be made by mail. The total expense of such solicitation will be borne by Jayark and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners. Further solicitation of Proxies may be made personally, electronically or by telephone following the original solicitation. All further solicitation will be by regular employees of Jayark, who will not be additionally compensated therefor.

                                  8

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Special Meeting. Proxies may be revoked by delivering to the Secretary of Jayark, Mr. Robert C. Nolt, 300 Plaza Drive, Vestal, New York 13850, a written notice of revocation bearing a later date than the Proxy, by duly executing and delivering to the Secretary a subsequently dated Proxy relating to the same shares or by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a Proxy).

All shares entitled to vote represented by a properly executed and unrevoked Proxy received in time for the meeting will be voted at the meeting in accordance with the instructions given, but in the absence of instructions to the contrary, such shares will be voted FOR the proposal to approve the merger agreement. Persons empowered as Proxies will also be empowered to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof, except that discretionary authority on the part of the Proxies will be limited to matters of which we did not have notice a reasonable time before our mailing of this Proxy Statement and the Proxy. The Proxy Statement and
Proxy are being mailed to stockholders on or about November 7, 2003.

ANNUAL AND QUARTERLY REPORTS

Our Annual Report on Form 10-K for the fiscal year ended April 30, 2003, our Amendment No. 1 to our Annual Report on Form 10K/A for the fiscal year ended April 30, 2003, our Quarterly Report on Form 10-Q for the quarter ended July 31, 2003 and our Amendment No. 1 to our Quarterly Report on Form 10-Q/A for the quarter ended July 31, 2003, are attached to this Proxy Statement as Appendices D, E, F and G.

VOTING OF SHARES

Holders of record of common stock of Jayark at the close of business on October 31, 2003, the record date for those entitled to notice of the meeting, will be entitled to vote at the Special Meeting. The proposal to approve the merger agreement must receive the affirmative vote of at least a majority of the outstanding shares of Jayark common stock. With respect to any matter other than the approval of the merger agreement, the vote of the holders of a majority of the shares present or represented by proxy at the meeting and entitled to vote shall be the act of the stockholders, unless the vote of a different number is required by the General
Corporation Law of Delaware or the Certificate of Incorporation of Jayark. As of the record date, there were 2,766,396 issued and outstanding shares of common stock held of record by 401 stockholders.

As of February 3, 2003, the Parent has agreed to vote all shares of our common stock owned by it in favor of the adoption of the merger agreement. As of the record date for the Special Meeting, Parent beneficially owned 87% of our common stock. The vote by Parent will be sufficient by itself to approve the merger. No other stockholders have disclosed to Jayark how they intend to vote on these matters.

QUORUM

A quorum for the transaction of business at the Special Meeting consists of holders of a majority of the outstanding shares of Jayark's common stock, present in person or by proxy. In the event that less than a majority of the outstanding shares are present at the Special Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Special Meeting from time to time without further notice, until a quorum shall be present or represented. The Proxies will not use their discretionary authority to adjourn or postpone the Special Meeting

                                  9

in order to solicit additional proxies.


Abstentions and broker non-votes (shares held by broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum at the Special Meeting. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters.

PROXIES

Stockholders may vote at any meeting of the stockholders by proxies duly authorized in writing. Proxies with rubber stamped facsimile signatures may be used and unexecuted proxies may be counted upon receipt of a photographic, photo-static, facsimile or similar reproduction of an executed proxy from the stockholder. Proxies meeting these requirements submitted at any time prior to the votes being taken during the Special Meeting will be accepted.

SPECIAL FACTORS

BACKGROUND OF THE MERGER PROPOSAL

Of Jayark's approximately 401 current record stockholders, approximately 390 hold fewer than 1,000 shares. Collectively, the approximately 390 record holders holding fewer than 1,000 shares (approximately 91% of all record holders) own an aggregate of approximately 21,302 shares, representing approximately .76% of Jayark's outstanding shares. The Board and Jayark's management are of the view that the recurring expense and burden of maintaining these small stockholder accounts coupled with the costs associated with maintaining registration of Jayark's common stock under
Section 12 of the Securities Exchange Act is not cost efficient for Jayark. Additionally, Jayark believes that there is a very limited market for the shares of Jayark's common stock and that Jayark's stockholders derive little benefit from Jayark's status as a publicly-reporting corporation.

In making this determination, the Board of Directors considered other means of achieving the same result but rejected these alternatives because the Board believed that the Merger would be simpler and less costly. These alternatives were:

o A TENDER OFFER AT A SIMILAR PRICE PER SHARE. The Board was uncertain as to whether this alternative would result in shares being tendered by a sufficient number of record shareholders so as to accomplish the going private objective and reducing recurring costs. The Board found it unlikely that many holders of small numbers of shares would make the effort to tender their shares.

o A REVERSE STOCK SPLIT. This alternative would accomplish the objective of reducing the number of record shareholders, assuming approval of the reverse stock split by Jayark's stockholders. In a reverse stock split, Jayark would acquire the interests of the cashed-out stockholders pursuant to an amendment to Jayark's Certificate of Incorporation to reduce the number of issued and outstanding shares of common stock such that the cashed-out stockholders would own less than one full share of Jayark common stock. Jayark would then distribute cash for the resulting fractional share interests. Since the reverse stock split and the merger would both achieve the same objective of reducing the number of record stockholders, the Board chose the merger as the superior method as it would ensure that the cashed-out stockholders would receive dissenters' rights under the General Corporation Law of Delaware (the "DGCL"). Dissenters' rights would not be available under the DGCL to the cashed-out stockholders in a reverse stock split.

                                  10

The proposal for a Merger (the "Merger Proposal") is being made at this time because the sooner the proposal can be implemented, the sooner Jayark will cease to incur the expenses and burdens and the sooner stockholders who are to receive cash in the merger will receive and be able to reinvest or otherwise make use of such cash payments.

After consideration of the various alternatives described above, the Board determined that the Merger Proposal was the best choice for the stockholders and Jayark.

The Board determined that the positive aspects of going private included eliminating SEC reporting thereby eliminating Jayark's costs for securities compliance and mailings to stockholders. Additionally, a going private transaction would provide liquidity to Jayark's stockholders with no brokerage fees. Finally, such a transaction could be structured so that stockholders could cash out at a control premium.

The affiliates of Jayark involved in this merger transaction include Parent, which owns a majority of Jayark's common stock and the officers and directors of Jayark. A majority of Parent is owned by Mr. David Koffman and his family. The remaining stockholders of Parent are certain officers and directors of Jayark. The officers and directors of Jayark who are owners of Parent are David Koffman, Jeffrey Koffmans and Frank Rabinovitz, the stockholders of Parent obtained their shares of Parent's common stock in exchange for all of their shares of Jayark common stock. Parent has the ability to approve the merger without obtaining approval from any unaffiliated stockholders of Jayark. Parent and Merger Corp., a wholly owned subsidiary of Parent, were formed for the sole purpose of effecting the merger.

The Board also considered the effect of the merger on its unaffiliated stockholders. As a result of the merger, unaffiliated stockholders will receive $.40 for each share of common stock held, and will not be required to pay any service charges or brokerage commissions to convert their stock to cash. Since there is a very limited market for shares of Jayark common stock the merger will give unaffiliated shareholders a way in which to cash out their stock and avoid paying any transaction costs. The Board determined that the ability of unaffiliated stockholders to dispose of their stock without any transaction costs outweighed any potential detriment from the merger.

Jayark's common stock is not publicly traded on any exchange, and there is a very limited market for Jayark common stock. The trading range of Jayark's common stock over the last twelve (12) months has been between $.21 and $.38. Given this trading range for an extremely thin volume of shares traded, there can be no assurance that if a significant block of Jayark's stock were traded it would receive that price. As such, the Board determined that a price of $.40 per share is a fair price. The price was determined by deciding to give the unaffiliated stockholders a premium to the market price over the last year. As there is a negative book value and recurring losses, two of the more traditional methods of valuations, that is a multiple of book value or a multiple of earnings, would be in both cases yield a price value of zero. Using some market valuation for the stock was also difficult because of the scarce trading volume. After consideration of fairness and in an effort to be as absolutely fair as possible, the median of historical stock price was obtained ($.26 per share) and a 50% premium was added to it, resulting in a merger consideration of $.40.

The Board considered appointing a special committee of disinterested directors or appointing an unaffiliated representative to act solely on behalf of the unaffiliated stockholders in negotiating the merger transaction. After consideration of the all the factors above, the Board believes that the transaction is procedurally fair to its unaffiliated stockholders, notwithstanding the absence of an unaffiliated stockholder approval requirement, independent committee or unaffiliated representative based on the fact that unaffiliated stockholders still have the right to dissent from the merger and

                                  11

retain all dissenters rights under Delaware law.   In addition,
the transaction is procedurally fair because a very small minority of Jayark stockholders will not be able to prevent the merger by merely failing to vote, which would deprive themselves and other unaffiliated stockholders from receiving a fair cash price for their stock.

The Board determined that the positives of not completing the merger are that there would remain some limited liquidity in Jayark's common stock. The negatives to doing nothing were that the stockholders still would be unable to trade their stock freely and Jayark would remain responsible for ever increasing securities compliance costs, especially in light of recent legislation and expected regulation. This would result in a reduction in the cash flow of Jayark.

Effective January 13, 2003 the Board of Directors entered into an engagement letter with Kirlin Securities, Inc. to render a written opinion to the Board of Directors as to the fairness, from a financial point of view to the public stockholders of Jayark
(other than the parent and the officers and directors of Jayark and their affiliated persons and entities) of the consideration to be received by the unaffiliated stockholders pursuant to the merger agreement. In connection with rendering its opinion, Kirlin Securities, Inc. reviewed financial and other information provided by Jayark and discussed the business and affairs of Jayark with Senior Management.

On February 4, 2003 Kirlin Securities, Inc. delivered to the Board its written option, a copy of which is attached to this proxy statement as Appendix B, that as of the date of this opinion and subject to the assumption set forth in the opinion, the cash merger consideration is fair from a financial point of view to the public stockholders of Jayark.

After reviewing the opinion and discussing the financial information with management, the directors unanimously determined, after giving careful consideration to a number of factors, that the merger agreement and the merger were fair to, and in the best interests of, Jayark and its public shareholders other than Parent, and unanimously approved the merger agreement and the merger.

On February 3, 2003, Merger Corp and Parent entered into the merger agreement.

After considering all of the above information regarding the various alternatives available and the opinion of Kirlin Securities, Inc., the affiliates of Jayark who are filers of Schedule 13 E-3 reasonably believe that the merger transaction is fair to unaffiliated stockholders of Jayark.

THE EFFECTS OF THE MERGER

EFFECTS ON JAYARK. The merger will have various effects as described below.

DECREASE IN CAPITAL. As a result of the merger, Jayark's capital will be slightly reduced, but Jayark anticipates that it will remain well capitalized.

TERMINATION OF EXCHANGE ACT REGISTRATION. The common stock
is currently registered under the Exchange Act. Such registration may be terminated by Jayark if the common stock is no longer held
by 300 or more stockholders of record.   A beneficial effect of the
merger is that as a result of the merger, the number of stockholders of record of Jayark will be reduced to one and Jayark would be able to terminate its registration under the Exchange Act. Termination of registration of the common stock under the Exchange Act would substantially reduce the information required to be furnished by the surviving corporation to its shareholders and to the SEC and would make certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, proxy statement disclosure in connection with

                                  12

stockholder meetings and the related requirement of an annual report to stockholders, no longer applicable to the surviving corporation. Accordingly, Jayark will eliminate costs and expenses associated with continuance of the Exchange Act registration, which Jayark estimates to be approximately $133,000 on an annual basis.

With respect to the executive officers and directors of Jayark, in the event the registration of the common stock is terminated under the Exchange Act:

o executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including without limitation the reporting and short-swing profit provisions of Section 16, and

o executive officers and directors of Jayark may be deprived of the ability to dispose of shares of common stock of the surviving corporation pursuant to Rule 144 under the Securities Act of 1933.

REDUCTION IN THE NUMBER OF STOCKHOLDERS AND THE NUMBER
OF OUTSTANDING SHARES. As a result of the merger, the number of Jayark stockholders will be reduced to one. The benefit of this effect of the merger is that Jayark may seek to terminate registration of its stock and save an estimated $133,000 annually on related costs and expenses associated with the its current Exchange Act registration.

FINANCIAL EFFECTS OF THE MERGER; FINANCING OF THE MERGER.

Jayark expects that the merger and the use of approximately $254,000 cash to complete the merger, which includes approximately $110,100 in professional fees and other expenses related to the transaction, will not have any material adverse effect on Jayark's capital adequacy, liquidity, results of operations or cash flow. You should read the discussion under "PROPOSAL ONE--Fees and Expenses" for a description of the fees and expenses Jayark expects to incur in connection with the merger.

Jayark expects to be able to finance the cash amount to be paid to stockholders in the merger out of the working capital of Jayark.

This one time expense associated with the merger will result in a cost savings of approximately $133,000 annually for the surviving entity as a result of its deregistration.

TAX BENEFIT. Jayark has incurred significant losses during the prior two (2)fiscal years. After the merger, the surviving company will be able to carry-forward net operating losses of Jayark, which will result in a tax benefit for Jayark. If Jayark's Board of Directors had sought to sell the company rather than pursuing a going-private transaction, this tax benefit would have been unavailable since there would have been a change of control of Jayark as a result. The net operating loss carryforward as of April 30, 2002 is approximately $11,247,000.

EFFECTS ON AFFILIATES. As a result of the merger, Merger Corp. will cease to exist and the Parent will become the sole stockholder of Jayark. The owners of Parent, David Koffman, Vulcan Properties, Frank Ravinovitz, Jeffrey Koffman, Burton Koffman, Ruthanne Koffman, and family entities controlled by the Koffman family, who now own 87% of Jayark will indirectly own 100% of Jayark. David Koffman and Frank Rabinovitz will become directors of Jayark. No decision has been made on any other possible directors of Jayark after the Merger.

NO FURTHER REPORTING OBLIGATIONS UNDER THE EXCHANGE ACT.

                                  13

One beneficial effect of the merger is that after the merger and the resulting deregistration of Jayark's shares under the Exchange Act, the executive officers, directors and other affiliates of Jayark will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including without limitation the reporting and short-swing profit provisions of Section 16.

RULE 144 NOT AVAILABLE. One detrimental effect to Jayark's affiliates is that after the merger and the resulting deregistration of Jayark's shares under the Exchange Act, executive officers and directors of Jayark may be deprived of the ability to dispose of shares of Jayark common stock pursuant to Rule 144 under the Securities Act of 1933. Although Rule 144 may not be available to Jayark's officers and directors, the beneficial effect of no longer being subject to the reporting requirements and restrictions of the Exchange Act outweighs the loss of this means of disposing
Jayark's common stock.

EFFECTS ON UNAFFILIATED STOCKHOLDERS. The merger will have various effects on stockholders who are not affiliates of Jayark, as described below.

CASHED-OUT UNAFFILIATED STOCKHOLDERS. Unaffiliated stockholders will, upon consummation of the merger:

o     be entitled to receive $.40 per share in cash;

o no longer have any equity interest in Jayark and therefore will not participate in its future potential earnings or growth, if any;

o not be able to re-acquire an equity interest in Jayark unless they purchase shares from the remaining stockholder, although Jayark does not anticipate that the remaining stockholder will transfer its shares to third parties; and

o be required to pay federal and, if applicable, state and local income taxes on the cash amount received in the merger.

Jayark believes that there is a very limited market for the shares of Jayark common stock, especially sales of large blocks of such shares, and that Jayark's stockholders derive little benefit from Jayark's status as a publicly-held corporation. The merger will benefit unaffiliated stockholders by providing them with a cost-effective way to cash out their investments, since Jayark will pay all transaction costs associated with the merger and unaffiliated stockholders will receive cash for their shares without having to pay service charges or brokerage commissions.

Unaffiliated stockholders will no longer have an interest in Jayark or share in Jayark's assets, earnings or profits, if any, and will not be able to re-acquire an equity interest in Jayark after the merger. This detrimental effect is outweighed by the fact that the stockholders will receive cash equal to $.40 for each share of stock held and the fact that Jayark's Board of Directors has no present intentions of raising capital through sales of its securities in a public offering in the future or acquiring other business entities for stock, thereby eliminating any possible market for shares of Jayark's common stock and its status as a public company.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

Summarized below are the material federal income tax consequences to Jayark and its stockholders resulting from the merger. This summary is based on existing U.S. federal income tax law, which may change, even retroactively. This summary does not discuss all aspects of federal income taxation which may be important to you in light of

                                  14

your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including but not limited to stockholders who received Jayark common stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations.

This summary assumes that you are one of the following: (1) a citizen or resident of the United States; (2) a corporation or other entity taxable as a corporation created or organized under U.S. law (federal or state); (3) an estate the income of which is subject to U.S. federal income taxation regardless of its sources;
(4) a trust if a U.S. court is able to exercise primary supervision over administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust;
or (5) any other person whose worldwide income and gain is otherwise subject to U.S. federal income taxation on a net basis. This summary also assumes that you have held and will continue to hold your shares as capital assets for investment purposes under the Internal Revenue Code of 1986, as amended.

For federal income tax purposes, it is intended that neither Jayark, Parent nor Merger Corp. will recognize gain or loss for federal or state income tax purposes as a result of the merger.

STOCKHOLDERS ARE ENCOURAGED TO CONSULT THEIR OWN TAX
ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN,
AND OTHER TAX CONSEQUENCES, IN LIGHT OF THEIR SPECIFIC
CIRCUMSTANCES.

FEDERAL INCOME TAX CONSEQUENCES TO CASHED-OUT
STOCKHOLDERS WHO DO NOT CONTINUE TO OWN JAYARK COMMON
STOCK AFTER THE MERGER:

If you receive cash as a result of the merger and do not continue to hold Jayark common stock immediately after the merger, your tax consequences will depend on whether, in addition to receiving cash, a person or entity related to you (as determined by the Internal Revenue Code) continues to hold Jayark common stock immediately after the merger, as explained below.

If you (1) receive cash in exchange for Jayark common stock as a result of the merger but do not continue to hold Jayark common stock immediately after the merger, and (2) you are not related to any person or entity which holds Jayark common stock immediately after the merger, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock. This applies to all stockholders other than Parent.

If you are related to a person or entity who continues to hold Jayark common stock immediately after the merger (as determined by the Internal Revenue Code) you may be treated as owning shares actually or constructively owned by such individuals or entities which may cause your receipt of cash in exchange for Jayark common stock to be treated first as ordinary dividend income to the extent of your ratable share of Jayark's undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining amount will be treated as capital gain. If you are related to a person or entity who continues to hold Jayark common stock immediately after the merger, a waiver of the family attribution rules is available under Section 302(c)(2) of the Internal Revenue Code which will allow the transaction to be treated as a sale. The waiver is permitted if the stockholder (1) retains no interest in Jayark after the redemption (including any proprietary interest as well as interest as officer, director or

                                  15

employee of Jayark), other than an interest as a creditor; (2) does not acquire any such interest (other than stock acquired by bequest or inheritance) within ten (10) years from the date of the distribution; and (3) agrees to notify the Internal Revenue Service of the acquisition of any such interest within the ten (10) year period. There are additional restrictions that apply to such waiver. This provision applies only to the stockholders of Parent.

It is anticipated that neither Jayark or its affiliates will have a taxable event due to the Merger. Since Jayark and its affilates will not receive any cash, only stock, the merger will qualify as a tax free merger with respect to Jayark and its affilates.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR AS TO THE
PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX
CONSEQUENCES OF THE TRANSACTION, IN LIGHT OF YOUR SPECIFIC
CIRCUMSTANCES.

CAPITAL GAIN AND LOSS:

For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 20%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. In addition, capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.

BACKUP WITHHOLDING:

Stockholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) in connection with the merger to avoid backup withholding requirements that might otherwise apply. The letter of transmittal will require each stockholder to deliver such information when the common stock certificates are surrendered following the effective date of the merger. Failure to provide such information may result in backup withholding.

AS EXPLAINED ABOVE, THE AMOUNTS PAID TO YOU AS A RESULT OF
THE MERGER MAY RESULT IN DIVIDEND INCOME, CAPITAL GAIN INCOME, OR SOME COMBINATION OF DIVIDEND AND CAPITAL GAIN INCOME TO
YOU DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES. THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS BASED UPON PRESENT LAW, WHICH IS SUBJECT TO CHANGE POSSIBLY WITH RETROACTIVE EFFECT. YOU SHOULD CONSULT YOUR TAX ADVISOR AS
TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE TRANSACTION, IN LIGHT OF YOUR
SPECIFIC CIRCUMSTANCES.

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE
MERGER PROPOSAL

The Board believes that the Merger Proposal, taken as a whole, is fair to, and in the best interests of, Jayark and its unaffiliated stockholders who will receive cash in the merger. The Board also believes that the process by which the transaction is to be approved is fair to unaffiliated stockholders. The Board recommends that the stockholders vote for approval and adoption of the Merger Proposal as described above. Parent has advised Jayark that it intends to vote its shares in favor of the Merger Proposal. As of October 31, 2003, the Parent beneficially owned a total of 2,403,173 shares of Jayark stock, or approximately 87% of the

                                  16

total shares entitled to vote at the Special Meeting. The vote of Parent will be sufficient to approve merger. No other stockholders have disclosed to Jayark how they intend to vote on the Merger Proposal.

The Board has retained for itself the absolute authority to reject (and not implement) the Merger Proposal (even after approval thereof by stockholders) if it determines subsequently that the Merger Proposal is not then in the best interests of Jayark and its stockholders. The Board unanimously approved the Merger Proposal.

The Board considered a number of factors in determining to approve the merger agreement. Jayark's primary reason for the merger is that after the merger Jayark's shares will no longer be registered under the Exchange Act. The Board considered the views of management relating to cost savings to be achieved by terminating the registration of the common stock under the Exchange Act. Jayark's management determined that cost savings of approximately $133,000 per year could be achieved if Jayark terminated the registration of its shares under the Exchange Act, including indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with continued registration of the common stock under the Exchange Act. The Board also considered the effect that terminating the registration of the common stock would have on the market for the common stock and the ability of stockholders to buy and sell shares. However, the Board determined that, even as a publicly-traded corporation, there is a very limited market for the shares of Jayark's common stock, especially for sales of large blocks of such shares, and that Jayark's stockholders derive little benefit from Jayark's status as a publicly-held corporation. The
Board also considered the effect of the merger on its unaffiliated stockholders. As a result of the merger, unaffiliated stockholders will receive $.40 for each share of common stock held, and will not be required to pay service charges or brokerage commissions to convert their stock to cash.  Since there is a very limited market for shares of Jayark common stock the merger will give unaffiliated shareholders a way in which to cash out their stock and avoid paying
transaction costs.   The Board determined that the cost savings
and reduced burden on management to be achieved by terminating registration of the common stock under the Exchange Act and the ability of unaffiliated stockholders to dispose of their stock without any transaction costs outweighed any potential detriment from terminating such registration.

The Board considered several alternative transactions to accomplish the proposed going-private transaction but ultimately approved the Merger Proposal. Please read the discussion under "Background of the Merger Proposal" for a description of these alternatives considered by the Board. The Board did not consider, as an alternative to this transaction, seeking out an interested third party buyer to purchase Jayark since Jayark has been losing money and has a negative net worth. The only asset of Jayark currently is its net operating loss carry-forward, which would be lost in the event there was a change of control of Jayark. The Board also did not consider an auction of Jayark since in the current business environment such an attempt would not be meaningful.

The Board considered numerous factors, discussed below, in reaching its conclusion as to the fairness of the Merger Proposal to our stockholders, including both affiliated and unaffiliated stockholders. The Board did not assign any specific weights to the factors listed below. Moreover, in their considerations individual directors may have given differing weights to different factors.

o CURRENT MARKET PRICES OF JAYARK'S COMMON STOCK. Jayark's common stock is not traded on any exchange. As a result, there is a very limited market for Jayark's stock and there is no current market price and the Board did not consider this factor in its determination of the fairness of the merger proposal. See the discussion below of "Historical Market Prices of Jayark Common

					17

Stock" for the trade prices over the last three years, which was a factor considered by the Board.

o HISTORICAL MARKET PRICES OF JAYARK'S COMMON STOCK. Jayark's common stock is not traded on any stock exchange. The Board reviewed trade prices for the common stock from May 1, 2000 to October 31, 2002, which ranged from $.24 to $2.81 per share. You should read the discussion under "SUMMARY FINANCIAL INFORMATION--Per Share Market
Price and Dividend Information" for more information about our stock prices. Jayark's common stock price has been consistently falling since 2001 and the trading range of the stock from May 1, 2002 through January 31, 2003 has been between $.21 and $.31. As a result, there would be no assurance that in the event unaffiliated stockholders sought to sell their shares of Jayark common stock they would even receive this price.

o NET BOOK VALUE. As of January 31, 2003, the book value per share of outstanding common stock was approximately ($.21). Although book value was a factor that was considered by the Board among others in determining the consideration to be paid to cashed-out stockholders in the merger, the Board determined that it was not directly relevant due to the negative book value.

o GOING CONCERN VALUE. As there is no going concern value for Jayark's common stock, the Board did not consider this as a factor in determining the consideration to be paid to cashed-out stockholders in the merger.

o LIQUIDATION VALUE. The Board did not consider the liquidation value of Jayark as a factor in determining the fairness of the merger proposal since the only current asset Jayark has is its net operating carry-forward tax loss.

o PRIOR STOCK PURCHASES. Jayark has not been purchasing its own stock, therefore, this factor was not a consideration by the Board in its determination of the fairness of the merger proposal and the consideration to be paid to cashed-out stockholders in the merger.

o EARNINGS. The Board reviewed the earnings of Jayark for the previous three fiscal years and for the first two quarters of fiscal 2003. For the four years ended April 30, 2000, 2001, 2002,and 2003, Jayark reported net income (loss) of $541,000, ($500,714), ($99,329)and ($142,965), respectively. Jayark's earnings have significantly decreased and there is no assurance that Jayark will report a profit for its fiscal year 2003 given its significant losses the previous two fiscal years. As a result, stockholders of Jayark common stock will not see any return on their investment and there is no assurance that in the future Jayark will earn profits sufficient to an increase in the price of its stock.

o     OPINION OF KIRLIN SECURITIES, INC.   The Board requested the
opinion of Kirlin Securities, Inc. who on February 4, 2003, rendered to the Board an opinion to the effect that as of the date of the opinion, and subject to the assumptions, limitations and qualifications set forth in the opinion, the cash merger consideration is fair from a financial point of view to the stockholders of Jayark (that is, other than parent and the officers and directors and their affiliated persons and entities). Since there are no independent members of the Board, the Board sought this opinion to have an independent consideration of the fairness of the merger transaction to Jayark's unaffiliated stockholders. The Board did not meet with Kirlin Securities. Inc. prior to making its decision to proceed with the Merger, but did condition going forward with the merger on receiving an opinion from Kirlin Securities on the fairness of the merger consideration. The Board did not consider it necessary to have Kirlin Securities Inc. make a presentation to the Board. Instead,the Board viewed the favorable opinion as a condition to going through with the merger. You should read the discussion under Opinion of Kirlin Securities, Inc. and copy of the "Opinion of Kirlin Securities, Inc."and copy of the opinion of Kirlin Securities, Inc. attached as Appendix B to this proxy statement.

					18

o FIRM OFFERS. No firm offers, other than by Parent in conjunction with the Merger, of which the Board is aware have been made by an unaffiliated person during the preceding two years for (i) the merger or consolidation of Jayark into or with such person,
(ii) the sale or other transfer of all or any substantial part of the assets of Jayark, or (iii) the purchase of a number of shares of common stock that would enable the holder thereof to exercise control of Jayark.

After consideration of all this information, the Board determined that a fair price to be paid cashed-out stockholders in the merger is $.40. The Board further feels that each of the factors discussed above supports the fairness merger price to the unaffiliated stockholders. The current market price, even in a thinly traded market, is below the merger price. The trading range over the last year, as looses continue, is also below the merger price. Jayark has a negative book value. The merger price therefore is significantly greater than the net book value per share which is less than zero. As Jayark's only asset is it net operating loss carryforward, a liquidation would yield unaffiliated stockholders zero.

The transaction is not structured so that approval of at least a majority of unaffiliated stockholders is required. The Board determined that any such voting requirement would usurp the power of the holders of at least a majority of Jayark's voting power represented at the meeting to consider and approve the merger agreement as provided under Delaware law, Jayark's charter
documents and the terms of the merger agreement. The Board also considered such a provision unnecessary in light of the right of stockholders, whether affiliated or unaffiliated, to dissent from the merger. No independent committee of the Board has reviewed the fairness of the Merger Proposal. No unaffiliated representative acting solely on behalf of the stockholders for the purpose of negotiating the terms of the Merger Proposal was retained by Jayark or by a majority of directors who are not employees of Jayark.
Jayark has not made any provision in connection with the merger to grant unaffiliated stockholders access to Jayark's corporate files or to obtain counsel or appraisal services at Jayark's expense. With respect to unaffiliated stockholders' access to Jayark's corporate files, the Board determined that this proxy statement, together with Jayark's other filings with the SEC, provide adequate information for unaffiliated stockholders to make an informed decision with respect to the Merger Proposal. The Board also considered the fact that under Delaware corporate law, and subject to certain conditions set forth under Delaware law, stockholders have the right to review Jayark's relevant books and records of account. As for obtaining counsel or appraisal services for unaffiliated stockholders at Jayark's expense, the Board did not consider these necessary or customary. Jayark expects the Merger Proposal to result in the cash out of approximately 363,223 shares of common stock, for a total purchase price approximating $145,289, excluding related costs and expenses estimated at approximately $110,100. After consideration of the factors described above, the Board believes that the transaction is procedurally fair to both its affiliated and unaffiliated stockholders, notwithstanding the absence of such an unaffiliated stockholder approval requirement, independent committee or unaffiliated representative based on the fact that unaffiliated stockholders still have the right to dissent from
the merger and retain all dissenters rights under Delaware law.   Each
filing person relied upon the fact that this transaction meets the procedural requirements of Delaware law in determining the fairness of the merger proposal. In addition, the transaction is procedurally fair because a very small minority of Jayark stockholders will not be able to prevent the merger by merely failing to vote, which would deprive themselves and other unaffiliated stockholders from receiving
a fair cash price for their stock.   After consideration of all aspects
of the proposed transaction, the Board unanimously approved the Merger
Proposal.

OPINION OF KIRLIN SECURITIES, INC.

Effective January 13, 2003 the Board of Directors engaged Kirlin Securities, Inc. to render a written opinion to the Board as to the fairness, from a financial point of view, to the unaffiliated stockholders of Jayark (that is, other than the parent and the officers and directors of Jayark and their affiliated persons and entities) of the consideration to be received by the unaffiliated

					19

stockholders pursuant to the merger agreement. Kirlin Securities, Inc. was chosen because of its reputation as an established, reputable investment banking firm. Kirlin Securities, Inc. is wholly owned subsidiary of Kirlin Holding Corp.,a publicly traded company. Kirlin Securities, Inc., provides small and middle market companies with investment banking services. Kirlin Securities, Inc. was chosen particularly because it specializes in small and middle market companies, such as Jayark. The Board of Directors felt that being a small cap company, Jayark would get prompt and professional service from an investment banking firm that specialized in this market, rather than approaching other, larger investment banks. Kirlin Securities, Inc. has had not material relationship with Jayark within the past two years. On February 4, 2003, Kirlin Securities, Inc. rendered its written opinion to the Board that as of that date and based upon the subject to the assumptions, limitations and qualifications set forth in that opinion, the consideration to be received in the merger by the unaffiliated stockholders of Jayark is fair, from a financial point of view, to those stockholders. Jayark has been informed that Kirlin Securities, Inc. engaged in an analysis consistent with standard investment accounting techniques in including fair price per share.

THE FULL TEXT OF KIRLIN SECURITIES, INC.'S WRITTEN OPINION
DATED FEBRUARY 4, 2003 IS ATTACHED AS APPENDIX B TO THIS
PROXY STATEMENT.  STOCKHOLDERS SHOULD READ THAT OPINION
FOR A DISCUSSION OF THE ASSUMPTIONS MADE, PROCEDURES
FOLLOWED, FACTORS CONSIDERED AND LIMITATIONS UPON THE
REVIEW UNDERTAKEN BY KIRLIN SECURITIES, INC. IN RENDERING
ITS OPINION.  THE FOLLOWING IS A SUMMARY OF THAT OPINION
AND THE METHODOLOGY THAT KIRLIN SECURITIES, INC. USED TO
RENDER ITS FAIRNESS OPINION.

Kirlin Securities, Inc.'s opinion was provided to the Board of Directors in connection with its consideration of the merger agreement and the merger. The opinion is not intended to be and does not constitute a recommendation to any stockholder of Jayark as to how such stockholder should vote with respect to the merger.

In arriving at its opinion, Kirlin Securities, Inc. reviewed and analyzed:

     o  merger agreement and the specific terms of the merger;
     o the audited annual and unaudited financial statements of Jayark in Jayark's report to stockholders and filings under the Securities Exchange Act of 1934, as amended;
     o  Drafts of Jayark's Rule 13E-3 Transaction Statement on
        Schedule 13E-3;
     o  Drafts of this preliminary proxy statement
     o Internal financial and operating budgets and informal projections for Jayark of future performance consistent with performance with performance of the past three years provided by management;
     o Discussions with certain executive officers of Jayark concerning the business properties, results of operation and future prospects of Jayark of future performance consistent with performance of the past three years;
     o Comparisons of the results of operations of Jayark with those of publicly held companies deemed by Kirlin Securities, Inc. to be comparable to Jayark;
     o Comparisons of the merger consideration to be received by public stockholders pursuant to the merger agreement with values received in certain other transactions which Kirlin Securities, Inc. believed are of comparable nature;
     o The trading range and trading volume of Jayark's common stock since January 1998;
     o The liquidation value of Jayark's assets as perceived by Kirlin Securities, Inc.;
     o Whether there existed any other potential purchasers of Jayark's assets;
     o  General economic and monetary conditions;

                                  20

     o  Past, current and prospective stock market conditions; and
     o  Other factors as Kirlin Securities, Inc. deemed appropriate.

In arriving at its opinion, Kirlin Securities, Inc. assumed and relied upon the accuracy and completeness of the financial and other information provided to Kirlin Securities, Inc. and/or was publicly available and neither attempted independently to verify nor assumed any responsibility for verifying any of such information and further relied upon the assurances of management of Jayark that they were not aware of any facts or circumstances that would make that information incomplete or misleading. With respect to the financial projections given by Jayark management, Kirlin Securities, Inc. assumed that they were reasonable and reflecting the best currently available estimates and judgments of the management of Jayark as to the future financial performance of Jayark. The Board projected future performance consistent with performance of the past three years. The Board reviewed for accuracy and completeness, the financial information, forecasts, projections, assumptions and other information provided by management to Kirlin Securities, Inc. and found that Kirlin Securities, Inc.'s reliance on those materials to be reasonable.

In arriving at its opinion, Kirlin Securities, Inc. did not conduct a physical inspection of the properties and facilities of Jayark and did not make or obtain any evaluations or appraisals of the assets or liabilities of Jayark.

In connection with rendering its opinion, Kirlin Securities, Inc. performed certain financial, comparative and other analyses as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and therefore, is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Kirlin Securities, Inc. considered the results of all of its analyses and did not attribute any particular weight to any analysis or factor considered by it. Accordingly, Kirlin Securities, Inc. believes that its analyses must be considered as a whole and that considering any portion of those analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion Kirlin Securities, Inc. also noted that its opinion necessarily was based upon existing conditions which could be evaluated at that time.

DETERMINATION OF FAIRNESS OF THE MERGER PROPOSAL OF PARENT, DAVID
KOFFMAN, VULCAN PROPERTIES, FRANK RABINOVITZ, JEFFREY KOFFMAN,
BURTON KOFFMAN AND RUTHANNE KOFFMAN

Parent, David Koffman, Vulcan Properties, Frank Rabinovitz, Jeffrey Koffman, Burton Koffman and Ruthanne Koffman believes that the Merger is fair to, and in the best interests of, each Jayark's stockholders, including unaffiliated stockholders. In reaching this conclusion, they relied upon the factors considered by and the analysis and conclusions of the Board of Directors of Jayark, which they have adopted as their own. They did not conduct any additional analysis of its own. See "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger Proposal." The merger agreement has been approved by Parent's Board of Directors.

CONDUCT OF JAYARK'S BUSINESS AFTER THE MERGER

Jayark expects to fund the merger through Jayark's working capital. As a result, Jayark's net stockholder equity will decline by approximately $254,000. The lost earnings that would have otherwise been recognized

                                  21

on the working capital utilized in the merger, will have only a slightly negative impact on the net income of Jayark. Otherwise, Jayark expects its business and operations to continue as they are currently being conducted and, except as disclosed below, the merger is not anticipated to have any effect upon the conduct of such business. If the merger is consummated, unaffiliated stockholders will no longer have any equity interest in, and will not be stockholders of, Jayark and therefore will not participate in its future potential or earnings and growth. Instead, each such owner of Jayark common stock will have the right to receive $.40 per share in cash, without interest.

Jayark plans, as a result of the merger, to become a privately-held company. Jayark will terminate the registration of its common stock under the Exchange Act after the merger. Because the common stock will no longer be registered under the Exchange Act, Jayark will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and its officers and directors and stockholders owning more than 10% of the common stock will be relieved of certain obligations under the Exchange Act. You should read the discussion under "The Effects of the Merger " for more discussion regarding the effects of Jayark terminating the registration of its shares under the Exchange Act. Jayark estimates that termination of the registration of the common stock under the Exchange Act will save Jayark approximately $133,000 per year in legal, accounting and other expenses.

As stated throughout this Proxy Statement, Jayark believes that there are significant advantages to it in effecting the Merger Proposal and "going private." Jayark plans to avail itself of any opportunities it may hereafter have as a private company, including, but not limited to, making itself a more viable candidate with respect to and entering into a merger or acquisition transaction, making any public or private offering for its shares, or entering into any other arrangement or transaction as it may deem appropriate. Jayark believes that these options, including making public and private offerings, would be more readily available to it as a private company since it would have decreased it expenses annually by $133,000 and reduced time and effort of management in complying with reporting and other requirements by termination of its registration under the Exchange Act thereby making

Jayark more profitable. Although management does not presently have an intent to enter into any such transaction nor is management currently in negotiations with respect to any such transaction, there is always a possibility that Jayark may enter into such an arrangement or transaction in the future and the remaining stockholders of Jayark may receive payment for their shares in any such transaction lower than, equal to or in excess of the amount paid to cashed-out stockholders in the merger. It is highly unlikely that any public offering will be made in the foreseeable future. However, it will be significantly easier to make private offerings as Jayark will be more attractive to potential investors once Jayark is relieved of its costly and time consuming reporting obligation. Furthermore, Jayark will be more attractive to potential investors because Investors will not have to report their investment on Form 3, nor will investors be required to disclose their investment publicly. Investment in a private company for many investors, is preferable to investment in a public company and Jayark will target those investors. Sophisticated investors in private companies recognize that a company struggling to succeed is better able to allocated resources to development, rather than complying with federal securities laws disclosures and compliance directed at a very thinly traded market whose total ownership is less than 14% of the company and which would be further diluted by a significant investment by a private investor. It is conceivable that after a large private investment the unaffiliated stockholder could own significantly less than 10% of outstanding stock making it hard to justify remaining as a public company.

Other than the proposed merger transaction set forth in this proxy statement to merge Jayark with Merger Corp., neither Jayark nor its management has any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation; to sell or transfer any material amount of its assets; to change its Board of Directors or management; to change materially its indebtedness or capitalization; or otherwise to effect any material change in its corporate structure or business.

                             22

              ADDITIONAL CONSIDERATIONS CONCERNING JAYARK

The Company has established total gross deferred tax assets of 4,080,000 for 2003 and 4,071,000 for 2002.However, in assessing the realizability of deferred assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Since the ultimate realization of deferred tax assets is dependent on future taxable income, and since management does not believe there will be taxable income in the foreseeable future, these deferred tax assets have been booked at zero for 2003. Additional information on the Company's deferred tax assets can be found in
Note 10 of the Company's Report on Form 10K for the fiscal year ending April 30, 2003.

One of the Company's subsidiaries, MED Services Corp. ("Med") had been in the business of developing specialty medical equipment. Due to economic conditions, along with a curtailment of healthcare spending, Med wrote down 100 percent of the inventory value of 102,000 on January 31, 2003 and is trying to find buyers for this inventory. Additional information can be found in Note 14 of the Company's Report on Form 10K for the fiscal year ending April 30, 2003.

As of October 1, 2001, the Company had invested approximately 1,248,000 of cash in its subsidiary, Fisher Medical Corporation ("Fisher") and incurred net losses of approximately 1,509,000. The Company had previously received a five year 525,000 promissory note, secured by all the assets of Fisher. Since Fisher has minimal liquidation value, and net losses, the note has been deemed not collectible and is carried on books of the Company at zero. Additional information regarding the Fisher divesture can be found in Note 13 of Company's Report on Form 10K for the fiscal year ending April 30, 2003.

                        SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based upon information received by Jayark upon request from the persons concerned, each person known by Jayark to be the beneficial owner of more than five percent of Jayark's common stock, each director, named executive officer and all directors and executive officers of Jayark as a group, owned beneficially as of 2003, the number and percentage of outstanding shares indicated in the following table:

 Name and Address of       Amount and Nature of   Percentage of
 Beneficial Owner (1)      Beneficial Ownership       Class

Parent                        2,403,173 (3)           86.9%
David Koffman                 1,263,033 (2)           45.7%
Robert C. Nolt                   10,000                 .4%
Richard Ryder                    24,000                 .9%

(1) Except as otherwise provided, the address of each person is 300 Plaza Drive, Vestal, New York 13850.

(2) Consists of 1,263,033 shares owned by Parent. Mr. Koffman is the Chief Executive Officer and a Director of Parent.

(3) The following persons owned the number of shares of common stock and the percentage of outstanding shares of common stock of Parent set forth opposite their names. Jayark does not believe that under rules promulgated by the SEC, such persons are deemed to beneficially own the shares of Jayark

                                  23

     common stock owned by Parent, since none of such persons control Parent: Jeffrey Koffman - 148,402,
     5.4%, Frank Rabinovitz - 68,426, 2.5%, Vulcan Properties, Inc., an entity owned by the wife of Arthur Cohen, 292,189, 10.6%.

(4)  David Koffman is the registered owner of all shares.

                            PROPOSAL ONE
                  APPROVAL OF THE MERGER AGREEMENT

SUMMARY

Jayark, Parent and Merger Corp. entered into the merger agreement on February 3, 2003. A copy of the merger agreement is attached to this proxy statement as Appendix A. If the merger agreement is approved by Jayark's stockholders, stockholders of Jayark other than Parent will be entitled to receive a cash payment of $.40 per share (the "Merger Consideration"). The merger agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of Jayark's common stock.

REASONS FOR THE TRANSACTION:

Our primary reason for the merger is that after the merger our shares will no longer be registered under the Securities Exchange
Act of 1934. Jayark's board of directors and management are of the view that the recurring expense and burden of maintaining registration of Jayark's common stock under Section 12 of the Exchange Act is not cost efficient for Jayark. Jayark also believes that there is a very limited market for the shares of Jayark's common stock, especially for sales of large blocks of such shares, and that Jayark's stockholders derive little benefit from Jayark's status as a publicly-held corporation.

THE PARTIES:

o     Jayark is a Delaware corporation.

o Parent is a recently-formed Nevada corporation organized for the purpose of the Merger. Parent is wholly owned by officers and directors of Jayark and their affiliates.

o Merger Corp. is a recently-formed Delaware corporation and a wholly owned subsidiary of Parent organized for the sole purpose of the merger.

o The principal executive offices of both Jayark, Parent and Merger Corp. are located at 300 Plaza Drive, Vestal, New
      York 13850.

o     The telephone number for each Jayark, Parent and Merger Corp.
      is 607-729-9331.

EFFECT ON STOCKHOLDERS:

If approved at the Special Meeting, the merger will affect Jayark stockholders as follows after completion:

Stockholder as of Effective Time             Net Effect After Merger
__________________________                   _______________________
Parent                                       Shares of common stock will
                                             Continue to be outstanding
                                             and stockholder will receive
                                             no cash.

Stockholders other than Parent               Shares of common stock will
                                             be cashed out at a price of

                                             $.40 per share.

REASONS FOR THE MERGER

Jayark's reason for the merger is to cash-out the equity interests in Jayark of the approximately 401 record and beneficial holders of common stock other than the Parent, that, as of the Effective Time, will own approximately 363,223 shares of common stock at a price determined to be fair by the entire Board of Directors in order
(i) to reduce the number of stockholders of record of Jayark to fewer than 300 persons in order to relieve Jayark of the administrative burden and cost associated with filing reports and otherwise complying with the requirements of registration under the Exchange Act, by deregistering its common stock under the Exchange Act, and
(ii) to permit cashed-out stockholders to receive cash for their shares without having to pay brokerage commissions. See "Special Factors--Background of the Merger Proposal" and "SPECIAL FACTORS --The Effects of the Merger" for a discussion regarding the burden of continued registration of the Jayark common stock and the intended benefits to Jayark of the Merger Proposal.

The merger will provide unaffiliated stockholders with a cost-effective way to cash out their investments, because Jayark will pay all transaction costs in connection with the merger. Moreover, Jayark will benefit from substantial cost savings as a result of the merger, as more fully described below.

The Board believes that the disadvantages of having Jayark continue to be a public company outweigh any advantages. The Board has no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using stock as the consideration for any such acquisition. Accordingly,

Jayark is not likely to make use of any advantage (for raising capital, effecting acquisitions or other purposes) that Jayark's status as a public company may offer.

Jayark incurs direct and indirect costs associated with compliance with the SEC's filing and reporting requirements imposed on public companies. Jayark also incurs substantial indirect costs as a result of, among other things, the executive time expended to prepare and review such filings. Since Jayark has relatively few executive personnel, these indirect costs can be substantial. Jayark's direct costs related to being a public company are estimated to approximate $133,000 annually as follows:


                Independent Auditors           $90,000
                SEC Counsel                    $10,000
                Printing and Mailing           $15,000
                Miscellaneous                  $18,000
                Total                         $133,000

In light of these disproportionate costs, the Board believes that it is in the best interests of Jayark and its stockholders as a whole to eliminate the administrative burden and costs associated with being a public company.

Although many of these factors have existed for some time, Jayark began to consider the merger during calendar year 2002, and based upon an analysis of its options, risks and expenses relating to remaining a public company which is detailed in this Proxy Statement, approved the Merger Proposal. Another reason the Board approved the Merger Proposal is the continued illiquidity of the Jayark stock. You should read the discussion under "Special Factors--Background of the Merger Proposal" for more information relating to the background of the Merger Proposal and Jayark's reasons for the Merger Proposal.

The Board has determined that the Merger Proposal is the most expeditious and economical way of changing Jayark's status from that of a public company to that of a closely-held, non-reporting company. You should read the discussion under "Special Factors--Recommendation of the Board of Directors; Fairness of the Merger Proposal" for more information regarding the Board's reasons for the Merger Proposal.

The merger is structured to be a "going private" transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to, and, if completed, will likely terminate Jayark's reporting requirements under Section 12(g) of the Exchange Act.
In connection with the Merger Proposal, Jayark, Parent and Merger Corp. have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the SEC.

EFFECT OF THE MERGER PROPOSAL ON JAYARK UNAFFILIATED
STOCKHOLDERS

If the Merger Proposal is implemented:

o You will become entitled to receive cash equal to $.40 for each share you hold.

o After the merger, you will have no further interest in Jayark with respect to your cashed-out shares, and you will no longer be entitled to vote as a stockholder or share in Jayark's assets, earnings, or profits, if any. Your only right will be to receive cash for these shares.

o You will not have to pay any service charges or brokerage commissions in connection with the merger.

o All amounts owed to you with respect to your chased-out shares will be subject to applicable federal and state income taxes and state abandoned property laws.

o You will not receive any interest on cash payments owed to you as a result of the merger.

o You will receive a transmittal from Jayark as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to surrender your existing certificate(s), if applicable, to Jayark for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s), if applicable, in accordance with the instructions provided to you by Jayark, together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal.

EFFECT OF THE MERGER PROPOSAL ON JAYARK

The Merger Proposal will affect the public registration of Jayark's common stock with the SEC under the Exchange Act, as Jayark intends to apply for such termination as soon as practicable after the merger. You should read the discussion under "SPECIAL FACTORS--The Effects of the Merger--Termination of Exchange Act Registration" for more information regarding the effect of the merger on the registration of Jayark's shares under the Exchange Act.

The Merger Proposal, if approved and effected, will reduce the number of Jayark stockholders to one. You should read the discussion under "Special Factors--The Effects of the Merger-Reduction in the Number of Stockholders and the Number of Outstanding Shares" for more information regarding the reduction in the number of Jayark's stockholders that would result from the merger. Jayark believes that completion of the merger and deregistration of Jayark's common stock under the Exchange Act will cause the public market for shares of Jayark common stock to be eliminated.

Jayark has no current plans to issue shares of its common stock other than pursuant to Jayark's existing stock option plans, but Jayark reserves the right to do so at any time and from time to time at such prices and on such terms as Jayark's Board determines to be in the best interests of Jayark and its then stockholders. Persons who continue as stockholders of Parent following implementation of the Merger Proposal will not have any preemptive or other preferential rights to purchase any of Jayark's stock that may be issued by Jayark in the future, unless such rights are specifically granted to the stockholders. Jayark's Certificate of Incorporation expressly denies preemptive rights.

Based on its stockholder records, Jayark believes that approximately 363,223 shares of common stock will have to be cashed out by Jayark.

EXCHANGE AND PAYMENT PROCEDURES

Soon after the merger becomes effective, Jayark will mail to each stockholder who may be entitled to a cash payment pursuant to the merger a letter of transmittal and instructions explaining how to exchange their stock certificates for cash. Upon surrender to Jayark of valid share certificates and properly completed letters of transmittal, along with such other documents as Jayark may reasonably require, cashed-out stockholders will be entitled to receive $.40 in cash per share. Until surrendered in this manner, each stock certificate representing cashed-out shares will represent only the right to receive the cash consideration payable in the merger. No service charges will be payable by stockholders in connection with the exchange of certificates or the payment of cash pursuant to the merger agreement, all expenses of which will be borne by Jayark.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU
SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF
TRANSMITTAL FROM JAYARK. LETTERS OF TRANSMITTAL WILL BE
MAILED SOON AFTER THE MERGER IS COMPLETED.

DISSENTERS' AND APPRAISAL RIGHTS

Under the Delaware General Corporation Law ("DGCL"), holders of shares of Jayark common stock who do not want to accept the merger consideration, and who follow the procedures set forth in Section 262 of the DGCL, will be entitled to have their shares appraised by the Delaware Chancery Court and to receive payment of the "fair value" of these shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by such court.

The following discussion is a summary of the material provisions of
Section 262 of the DGCL and is qualified in its entirety by the full text of Section 262 that is reprinted in Appendix C. All references in Section 262 of the DGCL and in this summary to a "stockholder" or "holder" are to the record holder of the shares of Jayark common stock as to which appraisal rights are asserted. A person having a beneficial interest in shares of Jayark common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

If you wish to exercise your appraisal rights or you wish to preserve your right to do so, you should review the following discussion and Appendix C carefully, because failure to timely and properly comply with the procedures therein specified will result in the loss of appraisal rights under the DGCL.

Holders of record of Jayark common stock who do not vote in favor of the merger agreement and who otherwise comply with the applicable statutory procedures will be entitled to appraisal rights under Section 262 of the DGCL. Under Section 262 of the DGCL, where a proposed merger is to be submitted for approval at a meeting of stockholders, Jayark must, not less than 20 days prior to the meeting, notify each of its stockholders who was a stockholder on the record date for such meeting, that appraisal rights are available, and must include in such notice a copy of
Section 262 of the DGCL. This proxy statement constitutes such notice.

A holder of shares for which appraisal rights are available who wishes to exercise such rights:

- must not vote in favor of the merger agreement or consent thereto in writing (including by returning a signed proxy without any voting instructions as to the proposal); and

- must deliver to Jayark, prior to the vote on the merger agreement at the special meeting, a written demand for appraisal of the holder's shares.

This written demand for appraisal must be in addition to and separate from any proxy abstaining from or vote against the merger. This demand must reasonably inform Jayark of the identity of the stockholder and of the stockholder's intent to demand appraisal of his, her or its shares. A holder of shares wishing to exercise such holder's appraisal rights must be the record holder of such shares on the date the written demand for appraisal is made, and must continue to hold such shares until the consummation of the merger. Accordingly, a holder of shares for which appraisal rights are available who is the record holder of shares on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to consummation of the merger, will lose any right to appraisal in respect of such shares.

Only a holder of record of shares for which appraisal rights are available is entitled to assert appraisal rights for the shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as this holder's name appears on such holder's stock certificates. If the shares for which appraisal rights are available are owned of record in a fiduciary capacity, for example, by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one owner as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record. The agent, however, must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. Those beneficial owners who wish to exercise appraisal rights under
Section 262 of the DGCL are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

All written demands for appraisal should be sent or delivered to:

                Jayark Corporation
	          300 Plaza Drive
	          Vestal, NY 13850
	          Attn:  Secretary

Within 10 days after the effective time of the merger, Jayark will notify each stockholder (i) that has properly asserted appraisal rights under Section 262 of the DGCL, and (ii) that has not voted in favor of the merger agreement, of the date the merger became effective.

Within 120 days after the effective time of the merger, but not later, Jayark, as the surviving corporation, or any stockholder who has complied with the statutory requirements summarized above, may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the shares of Jayark common stock that are entitled to appraisal rights. Jayark is under no obligation, and has no present intention, to file a petition with respect to the appraisal of the fair value of such shares. Accordingly, it will be the obligation of stockholders wishing to assert appraisal rights to initiate all necessary action to perfect their appraisal rights within the time prescribed in
Section 262 of the DGCL.

Within 120 days after the consummation of the merger, any stockholder that has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from Jayark a statement setting forth (i) the aggregate number of shares for which appraisal rights are available not voted in favor of adoption of the merger agreement and for which demands for appraisal have been received, and (ii) the aggregate number of holders of these shares. These statements must be mailed within 10 days after a written request has been received by Jayark, or within 10 days after expiration of the period for delivery of demands for appraisal under
Section 262 of the DGCL, whichever is later.

If a petition for an appraisal is filed on a timely basis, after a hearing on such petition, of which the Register in Chancery (if so ordered by the Delaware Chancery Court) will give notice to stockholders, the Delaware Chancery Court will determine the stockholders entitled to appraisal rights. The Delaware Chancery Court will also appraise the "fair value" of the shares for which appraisal rights are available, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

Stockholders considering seeking appraisal should be aware that the fair value of their shares of Jayark common stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the merger consideration, and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262 of the DGCL. The Delaware Supreme Court has stated, however, that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings.

The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by stockholders whose shares have been appraised. The costs of the action may be determined by the Delaware Chancery Court and allocated among the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal be charged pro rata against the value of all of the shares entitled to appraisal.

Any holder of shares who has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the completion of the merger, be entitled to vote the shares subject to such demand for any purpose, or be entitled to the payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record as of a record date prior to the completion of the merger).

If any stockholder that properly demands appraisal of his, her or its shares under Section 262 of the DGCL fails to perfect, or effectively withdraws or loses, his, her or its right to appraisal, as provided in Section 262 of the DGCL, the shares of this stockholder will be converted into the right to receive the merger consideration of $.40 per share. A stockholder will fail to perfect, or effectively lose or withdraw its right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective time of the merger, or if this stockholder delivers to Jayark a written withdrawal of his, her or its demand for appraisal. At any time within 60 days after the effective time of the merger, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the merger consideration of $.40 per share. Any attempt to withdraw an appraisal demand more than 60 days after the effective time of the merger will require the written approval of Jayark as the surviving corporation.

Cash received pursuant to the exercise of your appraisal rights will be subject to income tax. We refer you to the information under the heading "Special Factors - Material United States Federal Income Tax Considerations."

Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of your rights. Under these circumstances, you will be entitled to receive the $.40 merger consideration with respect to your shares of Jayark common stock in accordance with the merger agreement.

The foregoing summary of the rights of dissenting public stockholders does not purport to be a complete statement of the procedures
to be  followed by stockholders   desiring  to  exercise  any
available   appraisal  rights.   The preservation and exercise of
appraisal rights require strict adherence to the applicable provisions of Section 262 of the DGCL, a copy of which is attached hereto as Appendix C.

INTERESTS OF OFFICERS AND DIRECTORS IN THE MERGER

All of Jayark's officers and directors, with the exception of Robert
C. Nolt and Richard Ryder, have exchanged shares of Jayark common stock previously owned by them for shares of common stock of Parent. Their ownership of Parent's common stock is referred to in footnotes
(2) and (3) to the table contained in "SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT."   Mr. Nolt's and Mr. Ryder's
shares of Jayark common stock will be cashed out in the merger and they will not obtain any shares of Parent's common stock. Upon the completion of the merger and their surrender of their shares, they will receive $4,000 and $9,600 respectively.

No officer or director of Jayark will receive an increase in their compensation as a result of the merger. In addition, no position of any affiliate of Jayark will change as a result of the merger.

FEES AND EXPENSES

Jayark estimates that merger-related fees and expenses, consisting primarily of financial advisory fees, SEC filing fees, fees and expenses of attorneys and accountants and other related charges, will total approximately $110,100, assuming the merger is completed. This amount consists of the following estimated fees:


               Description                              Amount
               Legal fees and expenses                  $40,000
               Fairness Opinion                         $30,000
               Accounting fees and expenses             $10,000
               SEC filing fee                              $100
               Printing, solicitation and mailing costs $30,000
               Total                                   $110,100

REGULATORY REQUIREMENTS

In connection with the merger, Jayark will be required to make a number of filings with and obtain a number of approvals from various federal and state governmental agencies, including:

o filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of Delaware after the approval of the merger agreement by Jayark's stockholders; and

o     complying with federal and state securities laws, including

Jayark's filing, prior to the date of this proxy statement, of a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the
Securities and Exchange Commission.

THE MERGER AGREEMENT

This section is a summary of the material terms of the merger agreement, a copy of which is attached as Appendix A to this Proxy Statement. Because this is a summary, it does not include all of the information that may be important to you. You should read the entire merger agreement and this Proxy Statement and related appendices before deciding how to vote at the Special Meeting.

THE MERGER

Merger Corp., formed for the sole purpose of effecting the merger, will be merged with and into Jayark, which will be the surviving corporation. The merger will occur following the approval of the merger agreement by the majority of the Jayark stockholders and the satisfaction of other conditions to the merger.

CONVERSION OF SHARES IN THE MERGER

The merger agreement provides that, at the effective time of the merger (the "Effective Time"):

(a) all outstanding shares of Jayark stock, other than shares owned by Parent and shares held by stockholders who have perfected these dissenters' rights under Delaware law, without any action on the part of the holder thereof, shall be canceled and converted into the right to receive cash equal to $.40 per share (the "Merger Consideration");

(b) all outstanding shares of Jayark stock other than those described in paragraph (a) as being converted into the right to receive the Merger Consideration shall remain outstanding with all rights, privileges, and powers existing immediately before the Effective Time; and

(c) the outstanding shares of Merger Corp. shall, without any action on the part of the holder thereof, be canceled.

EXCHANGE OF CERTIFICATES

The merger agreement provides that promptly after the Effective
Time, Jayark will mail to each holder of a certificate or certificates which immediately prior to the Effective Time evidenced outstanding shares that have been converted into the right to receive the Merger Consideration (other than shares as to which rights of dissent have been perfected) ("Certificates"), a letter of transmittal (which shall contain a certification as to the number of shares held and such other matters as Jayark may determine and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to Jayark) and instructions to effect the surrender of the Certificates in exchange for the Merger Consideration, if any, payable with respect to such Certificates. Upon surrender of a Certificate for cancellation to Jayark, together with such letter of transmittal, duly completed and executed, and such customary documents as may be required pursuant to such instructions, the holder of such Certificate shall, subject to the above provisions of the merger agreement, be entitled to receive in exchange therefor the Merger Consideration payable with respect to the shares formerly represented by such Certificate and the Certificate so surrendered shall be canceled. In the event of a transfer of ownership of shares which is not registered in the share transfer records of Jayark, the Merger Consideration, if any, payable in respect of such shares may be paid or issued to the transferee if the Certificate representing such shares is presented to Jayark, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

TIMING OF CLOSING

If the merger agreement is approved by the Jayark stockholders, the merger closing will take place as soon as practicable after the Special Meeting, provided that all other conditions to the closing have been satisfied or waived. On the date the merger closes, a certificate of merger will be filed with the Secretary of State of the State of Delaware. The merger will become effective when the certificate of merger has been duly filed with the Secretary of State of the State of Delaware.

DIRECTORS AND OFFICERS

The merger agreement provides that the directors and officers of Jayark immediately prior to the effective time of the merger shall be the directors and officers of Jayark, as the surviving corporation, immediately after the merger.

CERTIFICATE OF INCORPORATION AND BYLAWS

The merger agreement provides that the Certificate of Incorporation and By-laws of Jayark in effect immediately prior to the effective time of the merger shall be the Certificate of Incorporation and By-laws of Jayark, as the surviving corporation, immediately after the merger.

REPRESENTATIONS AND WARRANTIES

The merger agreement contains customary representations and warranties made by Jayark, Parent and Merger Corp. regarding various matters, including representations as to the enforce ability of the merger agreement. A summary of these representations and warranties is as follows:

JAYARK REPRESENTATIONS AND WARRANTIES:

o ORGANIZATION - Jayark is duly incorporated, validly existing and in good standing under Delaware law, and has the power to carry on its business;

o GOVERNMENTAL AUTHORIZATIONS - Jayark is in material compliance with all applicable federal, state and local laws, rules and regulations, and the performance of the merger will not violate in a material way or constitute a default under any applicable law, rule or regulation applicable to Jayark;

o NO CONFLICT WITH OTHER INSRUMENTS- The merger transaction will not conflict with or constitute a default under any material agreement which Jayark is a party to, and will not conflict with any provisions of the Certificate of Incorporation or Bylaws of Jayark;

o NO CONFLICT WITH JUDGMENTS OR DECREES - The merger transaction will not conflict with or result in a breach of any judgment, order, injunction, decree, writ or ruling to which Jayark is a party or is subject to;

o APPROVAL OF AGREEMENTS - Jayark's Board has approved the merger transaction and the merger agreement, and Jayark has full corporate power, authority and legal right to enter into the merger; and

o CAPITAL STOCK - All shares of Jayark's authorized stock are validly issued, fully paid and not issued in violation of the preemptive rights of any stockholder.

PARENT AND MERGER CORP. REPRESENTATIONS AND WARRANTIES:

o ORGANIZATION - Parent and Merger Corp. are each duly incorporated, validly existing and in good standing in their states of incorporation, and have the corporate power and authority to carry on their respective business;

o CAPITAL STOCK - Of the authorized capital stock of Merger Corp. only ten shares are currently issued and held by Parent. There are no outstanding subscriptions, warrants, options or rights of any kind to acquire from Merger Corp. any shares of Merger Corp. stock, other equity securities or debt securities;

o SUBSIDIARIES OR AFFILIATES - Merger Corp. does not own and is not obligated to acquire any capital stock or other interest of or in any corporation or other entity. Merger Corp. will not create or acquire any subsidiaries without the prior written consent of Jayark; and

o     APPROVAL OF AGREEMENTS - Each of Parent and Merger Corp.'s
Boards have approved the merger transaction and the merger agreement, and each of Parent and Merger Corp. has full corporate power, authority and legal right to enter into the merger and consummate the transactions contemplated thereby.

CONDITIONS TO THE COMPLETION OF THE MERGER

The obligations of Jayark, Parent and Merger Corp. to complete the merger are subject to the satisfaction or waiver of all of the following conditions:

o approval of the merger agreement by the holders of at least a majority of the outstanding shares of Jayark common stock; and

o     no litigation is pending regarding the merger.

TERMINATION OF MERGER AGREEMENT

The merger agreement may be terminated by either Jayark, Parent or Merger Corp. at any time prior to closing.

OTHER MATTERS

Management of Jayark knows of no other business to be presented at the meeting, but if other matters do properly come before the meeting, unless otherwise instructed, it is intended that the persons named in the proxy will vote shares according to their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational filing requirements of the Securities Exchange Act, and, in accordance therewith, are required to file periodic reports, proxy statements and other information with the SEC relating to our business, financial condition and other matters. Information as of particular dates concerning our directors and officers, their remuneration, the principal holders of our securities and any material interest of such persons in transactions with us is required to be disclosed in periodic reports filed with the SEC.

Such reports, proxy statements and other information should be available for inspection at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may also be obtained by mail, upon payment of the SEC's customary fees, by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. These materials filed by us with the SEC are also available on the website of the SEC at www.sec.gov.

Because the merger is a "going private" transaction, Jayark, Parent and Merger Corp. have filed with the SEC a Rule 13E-3 Transaction Statement on Schedule 13E-3 under the Securities Exchange Act of 1934, as amended (the "Schedule 13E-3"). This
Proxy Statement does not contain all of the information set forth in the Schedule 13E-3 and the exhibits thereto. Copies of the Schedule 13E-3 and the exhibits thereto are available for inspection and copying at our principal executive offices during regular business hours by any of our stockholders, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to the same address given above, or from the SEC as described above.

Upon completion of the merger, we will seek to terminate the registration of our common stock under the Securities Exchange
Act, which will relieve us of any obligation to file reports and forms, such as an Annual Report on Form 10-K, with the SEC under the Securities Exchange Act.

                ADDITIONAL DOCUMENTS AND OTHER INFORMATION
                         INCORPORATED BY REFERENCE

The rules and regulations of the SEC allow Jayark to incorporate into this document by reference certain reports, proxy and information statements and other information, which means that important information may be disclosed to you by Jayark by referring you to another report, proxy or information statement or other information filed separately by Jayark with the SEC.
The reports, proxy and information statements and other information incorporated into this document by reference are deemed to be part of this document, except for any information superseded by information contained in, or incorporated by reference into, this document. This document hereby incorporates by reference the report listed below, which has been previously filed by Jayark with the SEC, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act's forward looking statement safe harbor contained in such document is excluded, and is not incorporated herein by reference. The following reports contain information about Jayark and its financial condition, results of operations and business that are important to you, and we encourage you to read them carefully in connection with your review of this document.

(1) Annual Report on Form 10-K, filed by Jayark with the SEC on July 29, 2003, to report results for its fiscal year ended
April 30, 2003.

(2) Amendment No. 1 on Form 10-K/A, filed by Jayark with the SEC on September 24, 2003, to report results for its fiscal quarter ended July 31, 2003.

(3) Quarterly Report on Form 10-Q, filed by Jayark with the SEC on September 11, 2003, to report results for its fiscal quarter ended July 31, 2003.

(4) Amendment No. 1 on Form 10-Q/A, filed by Jayark with the SEC on October 8, 2003, to amend its quarterly report on Form 10-Q for its fiscal quarter ended July 31, 2003.

Jayark has supplied all information contained in or incorporated by reference in this document relating to Jayark, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act's forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference.

Specifically, the information set forth in the following sections of our Annual Report on Form 10-K for the fiscal year ended
April 30, 2003, is incorporated by reference in this proxy statement and deemed to be a part hereof:

       Item 1: Business;

       Item 2: Properties;


       Item 3: Legal Proceedings;

       Item 7: Management's Discussions and Analysis or Plan of Operations;

       Item 8: Financial Statements and Supplementary Data; and

       Item 9: Changes in and Disagreement with Accountants on
               Accounting.

  Financial Disclosure

Our Annual Report on Form 10-K for the fiscal year ended
April 30, 2003 is enclosed with this Proxy Statement.  See
Appendix D. Our Amendment No. 1 on Form 10-K/A for the fiscal year ended April 30, 2003 is enclosed with this Proxy Statement. See
Appendix E. Our Quarterly Report on Form 10Q for the fiscal quarter ended July 31, 2003 is enclosed with this Proxy Statement.
See Appendix F. Our Amendment No. 1 on Form 10-Q/A for the quarter ended July 31, 2003 is enclosed with this Proxy Statement. See Appendix G. Any statement contained in a document incorporated by reference in this proxy statement shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this Proxy
Statement modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this proxy statement.

We undertake to provide by first class mail, without charge and within two business days of receipt of any written request, to any person to whom a copy of this proxy statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this proxy statement, other than exhibits to the documents, unless the exhibits are specifically incorporated by reference therein. Requests for copies should be directed to Jayark Corporation, 300 Plaza Drive, Vestal, New York 13850,
Attention:  Secretary.

By Order of the Board of Directors
Dated: November 7, 2003

                                APPENDIX A

AGREEMENT AND PLAN OF MERGER


This Agreement and Plan of Merger dated effective as of February 3, 2003 (this "Agreement"), is entered into by and between Jayark
Corporation, a Delaware corporation (the "Company"), J Acquisition Corp., a Nevada corporation ("Parent"), and J Merger Corp., a Delaware corporation ("Merger Corp.").

WITNESSETH

WHEREAS, the Company is a corporation duly incorporated and validly existing under the laws of the State of Delaware having its principal office in Vestal, New York, with authorized capital stock consisting of Three Million (3,000,000) shares ("Shares") of common stock, $.01 par value per share (the "Company Stock"), of which 2,766,396 shares are issued and outstanding; and

WHEREAS, Merger Corp. is a corporation duly organized and validly existing under the laws of the State of Delaware, with authorized capital stock consisting of twenty thousand (20,000) shares of common stock, $1.00 par value per share (the "Merger Corp. Stock"), of which ten (10) shares are issued and outstanding; and

WHEREAS, the boards of directors of the Company, Parent and Merger Corp. have each approved the terms and conditions of this Agreement pursuant to which Merger Corp. will be merged with and into the Company (the "Merger") with the Company surviving the Merger.

NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and undertakings contained herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

MERGER

1.01. GENERAL. At the Effective Time (as defined in Article VIII below) of the Merger and pursuant to the provisions of this Agreement, the corporate existence of Merger Corp. will be merged with and into the Company (hereinafter referred to as the "Surviving Corporation" whenever reference is made to it as of the Effective Time or thereafter) and continued in the Surviving Corporation, and the Surviving Corporation shall be deemed to be a continuation of the entities and identities of Merger Corp. and the Company.

1.02. NAME AND ORGANIZATION. The name of the Surviving Corporation shall remain and thereafter be "Jayark Corporation." The Certificate of Incorporation and By-laws of the Company in effect at the Effective Time shall remain the Certificate of Incorporation and By-laws of the Surviving Corporation until changed as provided therein or by law. The established offices and facilities of the Company shall remain the established offices and facilities of the Surviving Corporation. The

                                  A-1

registered office and registered agent of the Company shall remain the registered office and registered agent of the Surviving Corporation.

1.03. RIGHTS AND INTERESTS. At the Effective Time, all rights, franchises, and interests of the Company and Merger Corp., respectively, in and to every type of property shall be transferred to and vested in the Surviving Corporation by virtue of the Merger without any deed or other transfer. The Surviving Corporation at the Effective Time, and without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises, and interests, including appointments, powers, designations, and nominations, and all other rights and interests as trustee, executor, administrator, agent, transfer agent, registrar of stocks and bonds, administrator of estates, assignee, and receiver, and in every other fiduciary and agency capacity in the same manner and to the same extent as such rights, franchises, and interests were held or enjoyed by the Company and Merger Corp., respectively, immediately prior to the Effective Time.

1.04. LIABILITIES AND OBLIGATIONS. Except as otherwise provided herein, the Surviving Corporation shall be liable for all liabilities of the Company and Merger Corp. All debts, liabilities, obligations, and contracts of the Company and Merger Corp., matured or unmatured, whether accrued, absolute, contingent, or otherwise, and whether or not reflected or reserved against on the balance sheets, books of account, or records of the Company or Merger Corp., as the case may be, shall be those of, and are hereby expressly assumed by, the Surviving Corporation and shall not be released or impaired by the Merger. All rights of creditors and other obligees and all liens on property of either the Company or Merger Corp. shall be preserved unimpaired.

1.05. DIRECTORS AND OFFICERS. The directors, advisory directors, and officers of the Surviving Corporation at the Effective Time shall be those persons who were directors, advisory directors, and officers, respectively, of the Company immediately before the Effective Time. The committees of the Board of Directors of the Surviving Corporation at the Effective Time shall be the same as, and shall be composed of the same persons who were serving on, the committees appointed by the Board of Directors of the Company as they existed immediately before the Effective Time.

1.06. ADOPTION. Unless contrary to the laws of the State of Delaware or the United States of America or other applicable laws, all corporate acts, plans, policies, applications, agreements, orders,

registrations, licenses, approvals, and authorizations of the Company and Merger Corp., their respective shareholders, boards of directors, committees elected or appointed by their boards of directors or officers, and agents that were valid and effective immediately before the Effective Time shall be taken for all purposes at and after the Effective Time as the acts, plans, policies, applications, agreements, orders, registrations, licenses, approvals, and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to the Company and Merger Corp. immediately before the Effective Time.

                                 ARTICLE II

                             TERMS OF THE MERGER

2.01. GENERAL. The manner of exchanging and converting the issued and outstanding shares of Company Stock and Merger Corp. Stock shall be as hereinafter provided in this Article II.

2.02.     CONVERSION AND CANCELLATION OF STOCK. At the Effective Time,

                                  A-2

by virtue of the Merger and without any action on the part of the parties to this Agreement or the holders of the following securities:

        (a) Each share of the Company Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Company Stock owned by Parent and other than shares to be canceled and retired pursuant to Section 2.03 and Dissenting Shares (as defined in Section 2.05) shall be converted automatically into the right to receive $.40 in cash, without interest. (the "Merger Consideration"). At the Effective Time, each Continuing Share shall thereafter without any action on the part of the holder be deemed to represent the same number of shares of the Surviving Corporation.

        (b) From and after the Effective Time, all shares of Company Stock (other than continuing shares and other than shares of Company Stock to be canceled and retired pursuant to Section
2.03 and Dissenting Shares) shall automatically be redeemed and canceled and shall cease to exist, and each holder of a certificate which previously represented any such share of Company Stock (each, a "Company Certificate" and, collectively, the Company Certificates") shall cease to have any rights with respect thereto other than the right to receive the Merger Consideration such holder is entitled to receive pursuant to this Section 2.03 upon surrender of such certificate in accordance with Section 2.04 hereof, in each case without interest.

2.03 CANCELLATION OF SHARES. Immediately prior to the Effective Time each share of Company Stock held in the Company's treasury immediately prior to the Effective Time and each share of Merger Corp. stock, shall be canceled and extinguished without any conversion thereof or payment therefor.

2.04     EXCHANGE OF CERTIFICATES.

(a) PAYMENT PROCEDURE. Promptly after the Effective Time, the Surviving Corporation will mail to each holder of a certificate or certificates which immediately prior to the Effective Time evidenced outstanding Shares that have been converted into the right to receive the Merger Consideration
(other than Dissenting Shares as to which rights of dissent have been perfected as provided in Section 2.05) ("Certificates"), a letter of transmittal (which shall contain such matters as the Surviving Corporation may determine and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Surviving Corporation) and instructions to effect the surrender of the Certificates in exchange for the Merger
Consideration, if any, payable with respect to such Certificates.
Upon surrender of a Certificate for cancellation to the Surviving Corporation, together with such letter of transmittal, duly completed and executed and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate shall, subject to the provisions of Section 2.02, be entitled to receive in exchange therefor the Merger Consideration payable with respect to the Shares formerly represented by such Certificate and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Shares which is not registered in the share transfer records of the Company, the Merger Consideration, if any, payable in respect thereof may be paid or issued to the transferee if the Certificate representing such Shares is presented to the Surviving Corporation, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

(b) ABANDONED PROPERTY LAWS. The Surviving Corporation shall not be liable to any holder of a Certificate for any cash properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                  A-3

2.05 APPRAISAL RIGHTS OF SHAREHOLDERS. Stockholders may dissent from the Merger and exercise their appraisal rights pursuant to and subject to the provisions of Section 262 of the General Corporation Law of Delaware. The Shares held by holders who have perfected such appraisal rights are referred to as "Dissenting Shares."

ARTICLE III

REPRESENTATIONS, WARRANTIES, AND COVENANTS
OF THE COMPANY

The Company hereby represents, warrants, and covenants to and with Parent and Merger Corp. as of the date of this Agreement and as of the Closing Date (as defined in Article VIII below) as follows:

3.01. ORGANIZATION. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. The Company has the corporate power to carry on its business as is presently being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.

3.02. GOVERNMENTAL AUTHORIZATIONS. The Company is in compliance in all material respects with all applicable federal, state, and local laws, rules, regulations, and orders, including, without limitation, those imposing taxes. The approval, execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, subject to the receipt of the consents and approvals described in Section 6.03 below, will not violate in any material respect any provision of, or constitute a default under, any applicable law, rule, or regulation of any governmental agency or instrumentality, either domestic or foreign, applicable to the Company.

3.03. NO CONFLICT WITH OTHER INSTRUMENTS. The consummation of the Merger in accordance with the terms, conditions, and provisions of this Agreement will not conflict with, or result in a breach of, any term, condition, or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party, and will not conflict with any provisions of the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries, and will not constitute an event that with the lapse of time or action by a third party could result in any default under any of the foregoing, or result in the creation of any lien, charge, or encumbrance upon any of the assets or properties of the Company or upon the Company Stock.

3.04. NO CONFLICT WITH JUDGMENTS OR DECREES. The consummation of the transactions in accordance with the terms, conditions, and provisions of this Agreement will not conflict with, or result in a breach of, any term, condition, or provision of any judgment, order, injunction, decree, writ, or ruling of any court or tribunal, either domestic or foreign, to which the Company is a party or is subject.

3.05. APPROVAL OF AGREEMENTS. The board of directors of the Company has approved this Agreement and the transactions contemplated hereby and has authorized the execution and delivery of this Agreement by the Company. The Company has full corporate power, authority, and legal right to enter into this Agreement.

                                  A-4

3.06. CAPITAL STOCK. The authorized capital stock of the Company consists solely of the Company Stock, all of the shares of which are validly issued, fully paid, and not issued in violation of the preemptive rights of any stockholder.

                               ARTICLE IV

                 REPRESENTATIONS, WARRANTIES, AND COVENANTS
                        OF PARENT AND MERGER CORP.


Each of Parent and Merger Corp. hereby jointly and severally represents, warrants, and covenants to and with the Company as of the date of this Agreement and as of the Closing Date as follows:

4.01. ORGANIZATION. Parent is a Nevada corporation duly incorporated, validly existing and in good standing under the laws of the state of Nevada and Merger Corp. is a Delaware corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. Each of Parent and Merger Corp. has the corporate power and authority to carry on its business as is presently being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the businesses conducted by it requires qualification.

4.02. CAPITAL STOCK. The authorized capital stock of Merger Corp. consists solely of the Merger Corp. Stock, of which ten (10) shares are currently issued and held by the Parent. There are no outstanding subscriptions, warrants, options, or rights of any kind to acquire from Merger Corp. any shares of Merger Corp. Stock, other equity securities, or debt securities.

4.03. SUBSIDIARIES OR AFFILIATES. Merger Corp. does not own of record or beneficially, and is not obligated to acquire any capital stock, other equity securities, debt securities, or other interest of or in any corporation, government, or other entity. Between the date hereof and the Effective Time, Merger Corp. will not create or acquire any subsidiaries without the prior written consent of the Company.

4.04. APPROVAL OF AGREEMENTS. The Boards of Directors of Parent and Merger Corp. have approved this Agreement and the transactions contemplated hereby and has authorized the execution and delivery by Parent and Merger Corp. of this Agreement. Each of Parent and Merger Corp. has full corporate power, authority, and legal right to enter into this Agreement and, upon appropriate vote of the shareholders of Parent and Merger Corp., to approve this Agreement and consummate the transactions contemplated hereby.

                               ARTICLE V


           CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER CORP.

The obligations of Parent and Merger Corp. to cause the Merger to be consummated shall be subject to the satisfaction on or before the Closing Date of all of the following conditions, except as Merger Corp. may waive such conditions in writing:

                                  A-5

5.01. LITIGATION. On the Closing Date, there shall not be pending or threatened litigation in any court or any proceeding by any governmental commission, board, or agency with a view to seeking, or in which it is sought, to restrain or prohibit consummation of the Merger, or in which it is sought to obtain divestiture, rescission, or damages in connection with the Merger or the consummation of the Merger, and to the knowledge of any of the parties hereto, no investigation by any governmental agency shall be pending or threatened that might result in any such suit, action, or other proceeding.

5.02. REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company contained in this Agreement, other than any representations and warranties as to future events, shall be true in all material respects on and as of the Closing Date as if such representations and warranties were made on and as of the Closing Date, and the Company shall have performed all agreements and covenants required by this Agreement to be performed by it on or prior to the Closing Date.

                               ARTICLE VI

                  CONDITIONS TO OBLIGATIONS OF THE COMPANY

The obligations of the Company to cause the Merger to be consummated shall be subject to the satisfaction on or before the Closing Date of all the following conditions, except as the Company may waive such conditions in writing:

6.01. LITIGATION. On the Closing Date, there shall not be pending or threatened litigation in any court or any proceeding by any governmental commission, board, or agency with a view to seeking, or in which it is sought, to restrain or prohibit consummation of the Merger, or in which it is sought to obtain divestiture, rescission, or damages in connection with the Merger or the consummation of the Merger, and to the knowledge of any of the parties hereto, no investigation by any governmental agency shall be pending or threatened that might result in any such suit, action, or other proceeding.

6.02. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Parent and Merger Corp. contained in this Agreement, other than any representations and warranties as to future events, shall be true in all material respects on and as of the Closing Date as if such representations and warranties were made on and as of the Closing Date, and each of Parent and Merger Corp. shall have performed all agreements and covenants required by this Agreement to be performed by it on or prior to the Closing Date.

6.03. STOCKHOLDER APPROVAL. This Agreement shall have been approved by a vote of the holders of not less than a majority of the outstanding shares of Company Stock.

                           ARTICLE VII

                                  A-6

                             EXPENSES

Costs and expenses relating to the negotiation and drafting of this Agreement and the transactions contemplated hereby shall be borne and paid by the Company.

                          ARTICLE VIII

                CLOSING DATE AND EFFECTIVE TIME

The closing of this Agreement and the transactions contemplated hereby shall be held on the Closing Date (as defined in this Article VIII) at such time and place as the parties hereto may mutually agree upon. The "Closing Date" shall be such date as the Presidents of the Company and Merger Corp., respectively, may agree upon. Subject to the terms and upon satisfaction on or before the Closing Date of all requirements of law and conditions specified in this Agreement, the Company, Parent and Merger Corp. shall, at the Closing Date, execute, acknowledge, and deliver such other documents and instruments and take such further action as may be necessary or appropriate to consummate the Merger. The "Effective Time" is the date on which the Merger is effective, which shall be on the date specified in the certificate of merger to be issued by the Secretary of State of Delaware, and if no date is specified in such certificate, then the Effective Time shall be the time of the opening of business on the date the certificate of merger is filed with by the Secretary of State of Delaware.

                            ARTICLE IX

                            AMENDMENTS

This Agreement may be amended only by written agreement duly authorized by the boards of directors of the parties hereto prior to the Closing Date.

                            ARTICLE X

                           TERMINATION

This Agreement may be terminated by either the Company or Parent at any time prior to the Effective Time. In the event of a termination of this Agreement, this Agreement shall become void and shall have no effect and create no liability on the part of any of the parties hereto or their respective directors, officers, or stockholders.

                            ARTICLE XI

                             NOTICES

All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given at the time either personally delivered or sent by registered or certified mail, postage prepaid, as follows:

If to the Company, at

          300 Plaza Drive
          Vestal, New York 13850

If to Merger Corp., at

                                  A-7

           300 Plaza Drive
          Vestal, New York 13850

                           ARTICLE XII

                          MISCELLANEOUS

12.01. FURTHER ASSURANCES. Each party hereto agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

12.02. SEVERABILITY. In the event that any of the provisions, or portions thereof, of this Agreement are held to be illegal, unenforceable, or invalid by any court of competent jurisdiction, the legality, enforceability, and validity of the remaining provisions, or portions thereof, shall not be affected thereby, and, in lieu of the illegal, unenforceable, or invalid provision, or portion thereof, there shall be added a new legal, enforceable, and valid provision as similar in scope and effect as is necessary to effectuate the results intended by the deleted provision or portion.

12.03. CONSTRUCTION. Whenever used herein, the singular number shall include the plural, and the plural number shall include the singular.

12.04. GENDER. Any references herein to the masculine gender, or to the masculine form of any noun, adjective, or possessive, shall be construed to include the feminine or neuter gender and form, and vice versa.

12.05. HEADINGS. The headings contained in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions contained herein.

12.06. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

12.07.     GOVERNING LAW. THIS AGREEMENT HAS BEEN EXECUTED IN AND
SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF OR OF ANY STATE.

12.08. COURT COSTS AND ATTORNEYS' FEES. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover costs of court and reasonable attorneys' fees from the other party or parties to such action, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

12.09. INUREMENT. Subject to any restrictions against transfer or assignment as may be contained herein, the provisions of this Agreement shall inure to the benefit of, and shall be binding on, the assigns and successors in interest of each of the parties hereto.

                                  A-8

12.10. WAIVERS. No waiver of any provision or condition of this Agreement shall be valid unless executed in writing and signed by the party to be bound thereby, and then only to the extent specified in such waiver. No waiver of any provision or condition of this Agreement shall be construed as a waiver of any other provision or condition of this Agreement, and no present waiver of any provision or condition of this Agreement shall be construed as a future waiver of such provision or condition.

12.11.     ENTIRE AGREEMENT. This Agreement contains the entire

understanding between the parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by as of the date first written above.


JAYARK CORPORATION

By:      /s/ David L. Koffman
Title:     President and Chief Executive Officer


J ACQUISITION CORP.

By:      /s/ David L. Koffman
Title:     President


J MERGER CORP.

By:      /s/ David L. Koffman
Title:     President

                                  A-9

                            APPENDIX B

              WRITTEN OPINION OF KIRLIN SECURITIES, INC.

KIRLIN SECURITIES, INC.
6901 Jericho Turnpike
Syosset, New York 11791


February 4, 2003


Board of Directors of
Jayark Corporation
300 Plaza Drive
Vestal, New York 13850

Gentlemen:


We understand that Jayark Corporation, a Delaware Corporation
(the "Company") has entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated February 3, 2003, by and among the Company, J Merger Corp., a newly formed Delaware corporation ("Merger Corp."), and J Acquisition Corp., a Nevada corporation and owner of all of the issued and outstanding common stock of Merger Co.

Based upon your representations to us, we understand that all of the issued and outstanding common stock of Parent (the "Parent Stock"), will be owned prior to the Merger (as defined below) by certain officers and directors of the Company and their affiliates including, among others, David Koffman, the Chairman, President, Chief Executive Officer and a Director of the Company, Vulcan Properties, Inc., a corporation controlled by Arthur Cohen, Frank Rabinovitz, the Executive Vice President, Chief Operating Officer, and a Director of the Company, Jeffrey Koffman, a Director of the Company, Burton I. Koffman, the father of David Koffman, Ruthanne Koffman, the wife of Burton I. Koffman, and certain entities affiliated with the Koffman family (collectively, the "Buyout Group"). We understand that the Buyout Group will obtain all of the Parent Stock in exchange for all of such persons respective stock in the Company, which exchange will occur prior to the Merger.

Pursuant to the Merger Agreement, Merger Corp. will be merged with and into the Company (the "Merger"), and each of the then outstanding shares of common stock of the Company (the "Shares"), other than Shares held by the Buyout Group and/or by the Company in treasury (which will be cancelled without further consideration) and other than Shares held by stockholders who properly exercise any dissenters' appraisal rights available under the General Corporation Law of the State of Delaware, will be converted in the Merger into the right to receive $.40 per share in cash (the "Merger Price"). You have requested our opinion as to the fairness of the Merger Price, from a financial point of view, to the holders of the Shares other than the Buyout Group (the "unaffiliated Stockholders").

In arriving at our opinion, we have, among other things: (i) reviewed the Merger Agreement; (ii) reviewed and analyzed the audited annual and unaudited financial statements of the Company in the Company's reports to stockholders and filings under the Securities Exchange Act of 1934, as amended; (iii) reviewed the Company's Rule 13E-3 Transaction Statement on Schedule 13E-3; (iv) reviewed the Company's preliminary Proxy Statement relating to the Merger; (v) reviewed internal financial and operating budgets and projections for the Company provided to us by the management of the Company; (vi) discussed with certain of the Company's executive officers the business, properties, results of operations and future prospects of the Company; (vii) compared the results of operations of the Company with those of publicly held companies deemed by us to be comparable to the Company; (vii) compared the Merger Price to be received by the Public Stockholders pursuant to the Merger Agreement with the values received in certain other transactions which we believed are of a comparable nature; (ix) reviewed the trading range and trading volume of the Shares since January 1998; (x)

                                  B-1

reviewed our perceived liquidation value of the assets of the Company; (xi) discussed with the Company whether other potential purchasers for the Company and/or its assets exists and/or existed;
(xii) reviewed current general economic and monetary conditions;
(xiii) reviewed past, current and our view of future stock market conditions; and (xiv) conducted such other analyses and/or inquiries as we deemed appropriate.

In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us and/or publicly available and have neither attempted independently to verify nor assumed responsibility for verifying any of such information. With respect to the financial projections of the Company, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company, and we express no opinion with respect to such forecasts and/or the assumptions on which they are based. We further relied upon the assurance of management of the Company that they were unaware of any facts that would make such information incomplete or misleading. We have not made nor obtained and/or assumed any responsibility for making and/or obtaining any independent evaluations or appraisals of any of the assets (including properties and facilities) or liabilities of the Company.

We have also taken into account our assessment of general economic market and financial conditions and our general knowledge of securities valuations. Our opinion necessarily is based upon conditions as they exist and can be evaluated on the date hereof, and we assume no responsibility to update or revise our opinion based upon circumstances or events occurring after the date hereof. Our opinion, as expressed below, does not imply any conclusion as to the likely value of the Company following the consummation of the Merger, which may vary depending upon, among other factors, market conditions, general economic conditions and other facts that generally influence the value of a Company. Our opinion does not address the Company's underlying business decision to effect the Merger. Our opinion is directed only to the fairness, from a financial point of view, of the Merger Price to the Public Stockholders and does not constitute a recommendation to the Public Stockholders (and/or anyone else) of the Merger and/or the Merger Price.

In rendering our opinion we have assumed that the Merger will be consummated on the terms described in the Merger Agreement without any waiver of any material terms and conditions by the Company and that no restrictions will be imposed that would have a material adverse effect on the contemplated benefits of the Merger Price to the Public Stockholders. It is understood that this Opinion may not be disclosed or otherwise referred to without our prior written consent, except as may otherwise be required by law or by a court of competent jurisdiction.

Based on and subject to the foregoing, it is our opinion that the Merger Price to be received pursuant to the Merger Agreement is fair, from a financial point of view, to the Public Stockholders.

Very truly yours,

KIRLIN SECURITIES, INC.


By: /s/ Brendan C. Rempel

                                     B-2

					APPENDIX C

ss. 262. Appraisal rights.

       	(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

          (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251
(other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of this title:

            (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

            (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

              a. Shares of stock  of  the   corporation   surviving
or  resulting   from  such  merger  or consolidation,  or depository
receipts in respect thereof;

              b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                                  C-1

              c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs
a. and b. of this paragraph;  or

              d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a.,
b. and c. of this  paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)  Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares.
Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided.

Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder

                                  C-2

entitled to  appraisal  rights  may,  within 20 days after the date of mailing such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares.
Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent [sic] corporation shall send a second notice before the effective date of the merger or consolidation  notifying each of the holders of any class or series of stock of such constituent  [sic] corporation
that are entitled  to  appraisal   rights  of  the  effective   date
of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent [sic] corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e) Within 120 days after the effective  date of the merger  or
consolidation,   the  surviving  or  resulting  corporation  or  any
stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections
(a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which
the petition was  filed  a  duly  verified  list   containing  the
names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified [sic] mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice

                                  C-3

shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

       (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for

                                  C-4

an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, ss. 262;
56 Del. Laws, c.  50; 56 Del. Laws, c. 186, ss. 24; 57 Del. Laws,
c. 148,  ss.ss.  27-29;  59 Del.  Laws, c. 106, ss. 12; 60 Del.  Laws,
c. 371,  ss.ss.  3-12; 63 Del. Laws, c. 25,  ss. 14; 63 Del. Laws,
c. 152, ss.ss.  1, 2; 64 Del. Laws, c. 112, ss.ss.  46-54;
66 Del. Laws, c. 136,  ss.ss.  30-32; 66 Del. Laws, c. 352, ss. 9;
67 Del. Laws,  c. 376,  ss.ss.  19, 20; 68 Del. Laws, c. 337,
ss.ss. 3, 4; 69 Del. Laws, c. 61,  ss. 10; 69 Del. Laws, c. 262,
ss.ss.  1-9; 70 Del. Laws, c. 79, ss. 16; 70 Del.  Laws, c. 186,
ss. 1; 70 Del.  Laws, c. 299,  ss.ss.  2, 3; 70 Del. Laws, c. 349,
ss. 22; 71 Del. Laws, c. 120, ss. 15; 71 Del.  Laws,
c. 339,  ss.ss.  49-52;  73  Del. Laws, c. 82, ss. 21.)

                                      C-5

                                 APPENDIX D

                               UNITED STATES
                        Securities and Exchange Commission

                             Washington, DC 20549

                                   FORM 10-K

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities
    Exchange Act of 1934

                   For the fiscal year ended April 30, 2003

                                      Or

[  ] Transition Report Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934

For the Transition period from            to

                    Commission File Number 0-3255

                          JAYARK CORPORATION
        (Exact name of registrant as specified in its charter)

          DELAWARE                           13-1864519
(State or jurisdiction of 		(IRS Employer Identification No.)
 incorporation or organization)

300 Plaza Drive, Vestal, New York                     13850
(Address of principal executive office)            (Zip Code)

Telephone number, including area code:          (607) 729-9331

Securities registered pursuant to Section 12(b) of the Act:	None

      Securities registered pursuant to Section 12(g) of the Act:
             Common Stock, par value $.01 per share

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                             YES [X] NO [  ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (section 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form
10-K.   [  ]

The aggregate market value of the voting stock held by non-affiliates of the Registrant is $81,281 as of July 16, 2003.

The number of shares outstanding of Registrant's Common Stock is 2,766,396 as of July 16, 2003.

                                  D-1

                                   PART I

                                Item 1. Business

General

Jayark Corporation ("Jayark" or "the Company") conducts its operations through three wholly owned subsidiaries, AVES Audiovisual Systems, Inc. ("AVES"), MED Services Corp. ("Med") and Fisher Medical Corporation ("Fisher"), each of which constitute a separate business segment for financial reporting purposes. Effective October 1, 2001, the Company approved the merger of Fisher Medical Corporation ("Fisher), a formerly wholly owned subsidiary, with Fisher Medical LLC.

AVES distributes and rents a broad range of audio, video and presentation equipment, and supplies. Its customer base includes businesses, churches, hospitals, hotels and educational institutions. The warehousing, sales and administrative operations of AVES are located in Sugar Land, Texas (a suburb of Houston).

MED historically has engaged various contractors to design and develop specialty medical equipment for its distribution. Its customer base in 2002 included companies that sell and rent durable medical equipment to hospitals, nursing home and individuals. The decision was made by management in January 2003, due to continued economic decline through the third quarter of fiscal 2003, coupled with continued curtailments in healthcare spending, and due to the lack of any firm purchase commitments for finished beds, to cease any further development of the NetSafe Enclosure Bed. As the Company is not posturing to convert the existing component parts portion of the inventory into saleable items in the future, the Company wrote down 100 percent of the component parts inventory value at January 31, 2003. Med's marketing approach with respect to the remaining inventory ($102,000) is to continue to pursue those parties who have previously expressed an interest in the product. The administrative operations of Med are located in Vestal, New York.

Effective October 1, 2001, the Company approved the merger of this formerly wholly owned subsidiary, Fisher Medical Corporation ("Fisher") with Fisher Medical LLC. As a result, the Company has relinquished control of Fisher and has deconsolidated Fisher effective October 1, 2001.

The Company was originally incorporated in New York in 1958. In 1991, the Company changed its state of incorporation to Delaware. In July 1998, the Company amended its Certificate of Incorporation increasing its authorized Common Stock to 30,000,000 shares and decreasing the par value of its Common Stock from $.30 to $.01 per share. In December 1999, the Company filed a Certificate of Amendment to provide for a one for ten reverse stock split. In January 2000, each ten (10) issued and outstanding shares of Common Stock of the Corporation, par value $.01 per share, were automatically converted into one (1) validly issued, fully paid and non assessable share of Common Stock of the Corporation, par value $.01 per share. All per share and weighted average share amounts have been restated to reflect this reverse stock split.

Description of AVES' Business

Products / Services

AVES distributes and rents a broad range of audio, video and presentation equipment, and supplies. Among the items distributed are LCD, DLP, video and slide projectors; projection screens and lamps; video cameras and camcorders; laser videodisk, video projection, TV monitors and receivers; DVD and video players/recorders; still

                                  D-2

imaging systems; public address systems, microphones and headsets;
tape recorders, record players, cassette recorders, and related accessories and supplies. AVES distributes the products of brand name manufacturers such as RCA(tm), GE(tm), Mitsubishi, Elmo, Panasonic, Sanyo, Fujitsu, Videotek, Leitch, Telex, Kodak, Dukane, Sharp, Sony,
3M Brand, Canon and various other brand names.  The Company also
offers   design, engineering and installation of audiovisual systems to businesses, churches, hospitals, hotels and educational institutions.

Raw Materials

The sources and availability of raw materials are not significant for an understanding of AVES' business since competitive products are obtainable from alternative suppliers. AVES carries an inventory of merchandise for resale and for rental operations that is adequate to meet the rapid delivery requirements (frequently same day shipments) of its distribution business.

Patents

There are no patents, trademarks, licenses or franchises that are material to AVES' business.

Sales

AVES currently distributes and rents its products in the United States, primarily by means of catalogs, direct mail, telephone, E-mail, and a field sales force. AVES exhibits at various regional trade shows to promote its products to an interested audience. AVES' sales are not seasonal, although sales to schools typically are higher from April through July than at other times during the year.

Customers

In fiscal 2003, 84% of AVES' revenue was derived from sales to schools and other educational institutions. The remaining 16% of revenues came from sales to businesses (15%) and rental of AVES equipment (1%). In fiscal 2002, 84% of AVES' revenue was derived from sales to schools and other educational institutions. The remaining 16% of revenues came from sales to businesses (15%) and rental of AVES equipment (1%). In fiscal 2001, 81% of AVES' revenue was derived from sales to schools and other educational institutions. The remaining 18% of revenues came from sales to businesses (19%) and rental of AVES equipment (1%). No one customer accounted for more than 10% of revenues during fiscal 2003, 2002 or 2001.

Backlog

The amount of unfilled sales orders of AVES at April 30, 2003 was $800,900, as compared with $374,570 at April 30, 2002, and $1,058,300 at April 30, 2001. This increase in backlog is partially due to the aggressive stand, including price concessions, that AVES has taken in order to maintain market share during the economy's slowdown. However, the amount of unfilled sales orders is variable and largely dependent on timing and thus is not a material measure of AVES' operations.

Competition

The Company believes that AVES is one of the most diversified audiovisual suppliers in the United States, given the different types of services and products offered. AVES' principal means of competition are its aggressive pricing, technical expertise, quick delivery and the broad range of product lines and brands available through its distribution channels.

                                  D-3

Employees

At April 30, 2003, AVES had 14 full time employees.


Description of Med's Business

Products / Services

The decision was made by management in January 2003, due to continued economic decline through the third quarter of fiscal 2003, coupled with continued curtailments in healthcare spending, and due to the lack of any firm purchase commitments for finished beds, to cease any further development of the NetSafe Enclosure Bed. Med's marketing approach with respect to the remaining inventory is to continue to pursue those parties who have previously expressed an interest in the product.

Med did not have sales or services revenues during fiscal 2003. During fiscal 2002, Med financed the manufacture, sale and rental of durable medical equipment to companies that sell and rent durable medical equipment to hospitals, nursing homes and individuals. Med did not have any sales or services during fiscal 2001.

Raw Materials

The decision was made by management in January 2003, due to continued economic decline through the third quarter of fiscal 2003, coupled with continued curtailments in healthcare spending, and due to the lack of any firm purchase commitments for finished beds, to cease any further development of the NetSafe Enclosure Bed. As the Company is not posturing to convert the existing component parts portion of the inventory into saleable items in the future, the Company wrote down
100 percent of the component parts inventory value at January 31, 2003.

Patents

There are no patents, trademarks, licenses or franchises that are material to Med's business.

Sales

Med did not have sales or services during fiscal 2003.  Med's marketing approach is to continue to pursue those parties who have previously expressed an interest in the product. During fiscal 2002, Med had sales to companies that sell and rent durable medical equipment to hospitals, nursing homes and individuals.

Backlog

Med does not currently have any backlog orders.

Description of Fisher's Business

Effective October 1, 2001, the Company approved the merger of this formerly wholly owned subsidiary, Fisher Medical Corporation ("Fisher") with Fisher Medical LLC. As a result, the Company has relinquished control of Fisher and has deconsolidated Fisher effective October 1, 2001 and is accounting for its investment in Fisher under the equity method.

Fisher is a developer, manufacturer and distributor of therapeutic support surfaces. The Fisher support surface system is used for the

                                  D-4

prevention and treatment of pressure ulcers, treatment of burn and trauma patients and pain management. The products are marketed to hospitals, nursing homes and home health care. Fisher distributes its products nationwide through Durable Medical Equipment ("DME") and Home Medical Equipment ("HME") dealers. Sales are primarily to the long term care (nursing home) industry and home care. Fisher has two customers who act as master distributors. One for the long term care industry and another for the retail market.

Item 2. Properties

The Company's Corporate office is located in Vestal, New York. Corporate administrative functions are conducted from approximately 200 square feet of office space. There is currently no lease obligation or rental expense for this space, as the property is owned by a related party and the related interest expense would be diminutive.

AVES is located in Sugar Land, Texas. AVES' business is conducted from approximately 14,400 square feet; 4,000 of which are used for office, sales and demonstration purposes and 10,400 for warehouse purposes. The current lease term expires on September 30, 2011. The rental payments are $7,500 per month.

Item 3. Legal Proceedings

None

Item 4. Submission Of Matters To A Vote Of Security Holders

At the Annual Meeting of Shareholders held on November 25, 2002, pursuant to the Notice of Annual Meeting of the Shareholders and Proxy Statement dated October 7, 2002, Arthur Cohen and Jeffrey P. Koffman were elected to the Board of Directors with 2,554,196 and 2,554,136 shares voted FOR, respectively, and 2,977 and 3,037 shares

WITHHELD, respectively, and the appointment of KPMG LLP as independent public accountants for the Company for the fiscal year ending
April 30, 2003 was approved with 2,553,588 shares voted FOR, 2,877 shares voted AGAINST and 708 shares WITHHELD.

                               PART II

      Item 5. Market For Registrant's Common Stock And Related
                        Stockholder Matters

Effective July 10, 1997, the Company's Common Stock was delisted due to the Company's non-compliance with the NASDAQ's minimum capital and surplus requirement. Bid quotations for the Company's Common Stock may be obtained from the "pink sheets" published by the National Quotation Bureau, and the Common Stock is traded in the over-the-counter market. Such over-the-counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission as may not necessarily represent actual transactions.

The following table presents the quarterly high and low trade prices of the Company's common stock for the periods indicated, in each fiscal year as reported by NASDAQ. As of July 16, 2003, there were approximately 410 stockholders of record of common stock.

The Company has not paid any dividends on its common stock during the last five years and does not plan to do so in the foreseeable future.

                                  D-5

            2003 Common Stock Trade Price  2002 Common Stock Trade Price
               High               Low         High               Low
First Quarter  .31                .28         .46                .35
Second Quarter .25                .24         .45                .28
Third Quarter  .24                .21         .30                .22
Fourth Quarter .38                .21         .50                .30


                    Item 6. Selected Financial Data

Results of Operations:
Years Ended April 30,    2003        2002        2001        2000       1999

_______________________________________________________________________________

Net Revenues         $9,915,954 $11,415,537 $12,886,491 $13,197,866 $15,288,215
________________________________________________________________________________
Income (Loss) from
Continuing Operations ($142,965)   ($99,329)  ($500,714)   $330,978    $445,805
________________________________________________________________________________
Income from
Discontinued Operations     $--         $--         $--    $209,676         $--
________________________________________________________________________________
Net Income (Loss)     ($142,965)   ($99,329)  ($500,714)   $540,654    $445,805
________________________________________________________________________________
Basic and Diluted
Earnings (Loss) per
share from Continuing
Operations*               ($.05)      ($.04)      ($.18)       $.12        $.24
________________________________________________________________________________
Basic and Diluted
Earnings per share
from Discontinued
Operations*                $--           $--       $--         $.08        $--
_______________________________________________________________________________
Weighted Average
Shares Outstanding*  2,766,396     2,766,396  2,766,396   2,766,396   1,836,661
_______________________________________________________________________________
At April 30,
Balance Sheet Information:
Total Assets        $2,769,145    $2,884,057  $3,757,353 $3,239,126  $2,779,891
_______________________________________________________________________________
Long Term
Obligations         $2,318,772    $2,194,629  $2,082,881 $1,278,571  $1,424,229

_______________________________________________________________________________
Working Capital     $1,345,886    $1,324,977    $974,094   $359,120    $370,914
_______________________________________________________________________________
Stockholders'
Deficit              ($627,172)    ($484,207)  ($646,333) ($145,619)  ($685,523)
________________________________________________________________________________


* Per share and weighted average share amounts have been restated to reflect reverse stock split.

Item 7. Management's Discussion and Analysis Of Financial Condition And
                        Results Of Operations

Fisher Divestiture

In January 2000, the Company, through a newly formed, wholly owned subsidiary, Fisher Medical Corporation (Fisher), entered into an Asset Purchase Agreement with Fisher Medical LLC (LLC), a development stage developer, manufacturer, and distributor of medical supplies and equipment for hospitals, nursing homes and individuals. Under the terms of the agreement, Fisher purchased all of the assets of LLC for cash of $215,000. LLC remained the owner of certain intellectual property utilized in Fisher's medical products line. The owner of LLC was Steve Fisher who also became a member of the board of directors of the Company. Fisher also negotiated a five-year technology license with LLC, which conveyed certain technology rights developed by Trlby Innovative LLC of Torrington, Connecticut. The acquisition was accounted for under the purchase method of accounting.

                                  D-6

Fisher continued to develop medical supply products with the financing provided by the Company. The Company initially utilized its existing working capital and lines of credit to fund Fisher's development efforts. The development time horizon exceeded the projected investment horizon as determined by the Company. Due to the need for additional funding for this development, the Company endeavored to infuse additional capital into Fisher with a private placement of preferred stock. In 2000, the Company sold $429,500 of newly issued Fisher Medical preferred stock. The Company continued to seek new capital via the preferred stock offering to various potential investors in 2001.

In September 2001, the Company received a proposal from Alberdale LLC to provide a $500,000 bridge loan to Fisher, which is convertible, under certain conditions, to Fisher common stock. In addition to the bridge loan, Alberdale was proposing to offer a new series of preferred stock for equity financing to continue the operations of Fisher. As a condition to this refinancing, Alberdale required that Jayark contribute 50% of its Fisher Medical Corporation common stock to the new refinanced entity, as well as provide an option for Alberdale to purchase the remaining 50% common interest the Company would hold in Fisher at predetermined amounts ranging from approximately $915,000 to $1,464,000 for periods not exceeding 15 months.

On October 1, 2001 the Company approved the merger of its wholly owned subsidiary, Fisher Medical Corporation with Fisher Medical LLC, the owner of the intellectual property utilized in Fisher's medical products line. Pursuant to the merger agreement, the Company assigned 50% of its common equity holdings in Fisher Medical Corporation to the sole member of Fisher Medical LLC, Dr. Stephen Fisher. Dr. Fisher serves as President of Fisher Medical Corporation and as a Director of the Company. As a result of this transaction, the Company has effectively relinquished its control of Fisher Medical Corporation; however given its continuing 50% common stock ownership interest, the Company will account for its investment on the equity method prospectively commencing October 1, 2001. The Company has no future obligations to fund any deficits of the merged entity or any commitments to provide future funding.

As of October 1, 2001, the Company had invested approximately $1,248,000 of cash in Fisher and incurred net losses as 100% owner of approximately $1,509,000; therefore the Company's net investment and advance position at the date of the divestiture was a negative balance of approximately $261,000. In connection with the transaction, the Company received from the merged entity a five-year $525,715 promissory note, which represents a portion of the aforementioned advances the Company had made during its 100% ownership period. The note is secured by all assets of the company except the intellectual property. There can be no assurances that the merged entity will be successful in completing the development of its products or in the raising of the additional working capital required. Additionally, since the merged entity has minimal liquidation value, the note is deemed not to be collectible. Accordingly, the Company has not assigned any value to this note and has recognized its divestiture of its net investment of $261,455 at October 1, 2001 as an increase in additional paid in capital,
which reduces the investment in Fisher to zero.   The Company has not
recognized its 50% share of losses of the merged entity in the post transaction period of October 1 to January 31, 2002 as its investment is reflected as zero.

The net liabilities of Fisher at October 1, 2001 deconsolidated as a result of the divestiture are as follows:

Accounts Receivable - Trade                    $31,350
Inventories                                     85,001
Other Current Assets                            16,134
Property, Plant & Equipment, Net               361,418
Goodwill                                        90,432
Patent, Net                                     57,546
Accounts Payable and Accrued Expenses         (295,817)

                                  D-7

Accrued Salaries                              (177,415)
Other Current Liabilities                         (604)
Preferred Stock                               (429,500)
                                              _________
                                             ($261,455)
                                             ==========


In connection with the transaction, the Company was granted warrants to purchase 47,190 shares of common stock of the merged entity at $10 per share, which expire in three years.

As the Company has relinquished its control of Fisher, it has effectively deconsolidated Fisher as of October 1, 2001 and reflected its recorded excess losses as additional paid-in-capital. As the Company experienced no historical successes as 100% owner, and has no tangible evidence of its historical investment recoverability, it has reflected its equity investment position at zero. In the event the merged entity is successful in the future, the Company would record its 50% interest in the earnings, if any, to the extent that they exceed equity losses not otherwise recorded, and could experience subsequent gains resulting from the repayment of the note receivable, if such amounts are collected, and from the proceeds of the Alberdale buyout option, if exercised. However, as described above, due to the uncertainties over the ultimate recoverability of the note or the exercise of the option, no value has been assigned to either.

The following unaudited pro forma financial information presents the combined results of operations of the Company as if the divestiture of Fisher had taken place as of May 1, 1999. The unaudited pro forma information has been prepared by the Company based upon assumptions deemed appropriate and takes into consideration the elimination of Fisher operating activities included in the consolidated statements of operations for the periods presented herein.

                              2003         2002           2001
                            __________________________________________
Net Revenues               $9,915,954  $11,381,126    $12,857,841

Net Income (Loss)           ($142,965)    $260,380       $304,061
                            ==========================================

Net Income (Loss) per Common
Share - Basic and Diluted:      ($.05)       $.09            $.11
                            ==========================================


The unaudited pro forma information presented herein are shown for illustrative purposed only and are not necessarily indicative of the future financial position or future results of operations of the Company and does not necessarily reflect the results of operations that would have occurred had the transaction been in effect for the periods presented. The unaudited pro forma information should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

As of April 30, 2002, the $500,000 Alberdale LLC bridge loan to Fisher provided by Hobart Associates II, LLC (Hobart) was in default and the Company's $525,715 five-year promissory note to Fisher was also in default. Both notes provided for the acceleration of the notes and the transfer of the secured assets to the note holders upon an event of default. In order to avoid liquidation of Fisher, Hobart and the Company proposed a restructuring program for Fisher. On June 3, 2002 Stephen Fisher Sr. (President of Fisher), Fisher, Hobart and the Company entered into the Fisher Medical Restructuring Agreement
(the Agreement). Under the terms of the Agreement, Hobart and the Company formed a new corporation, Unisoft International Corporation ("UIC"). UIC will assume the international rights for sale and marketing of Fisher's Unisoft mattress and all associated products, designs, and all rights related thereto, as well as certain employees and their obligations. As part of the agreement, UIC will commit to a supply contract with Fisher with a guaranteed minimum order quantity.

In addition, UIC must assume the Fisher promissory notes payable to Hobart and the Company. The Company will also contribute its 500,000 shares of common stock of Fisher and Hobart will contribute $250,000 to UIC, resulting in both the Company and Hobart owning approximately

                                  D-8

36% of UIC. The Company's 36% interest is comprised of 100,000 shares of common stock and 60,000 shares of Super Voting Series A Preferred Stock. Each share of Series A Preferred Stock provides for 5 shares of voting rights for each share of common stock. Hobart and UIC have an option to purchase approximately 95% of Jayark's interest in UIC for approximately $800,000 for a one-year period. Alberdale LLC's option to purchase 50% of Jayark's common interest in Fisher was converted in 20,000 shares of UIC common stock under the restructuring.

There can be no assurances that the new entity will be successful in selling and marketing the Unisoft internationally or the raising of the additional working capital required to sustain the business. The Company has no future obligations to fund any deficits of the new entity or any commitments to provide funding. Due to the uncertainties over the ultimate recoverability of its investment in UIC, no value has been assigned.

Going Private Transaction

In February 2003, the Company filed a Preliminary Proxy Statement regarding a Special Meeting of Stockholders. In June 2003, the Company filed an Amended Preliminary Proxy Statement in response to SEC comment letters. At this special meeting, the shareholders will be asked to consider and vote upon the adoption of an Agreement and Plan of Merger, dated February 3, 2003, providing for the merger of J Merger Corp. ("Merger Corp"), a newly formed Delaware corporation, into Jayark. Merger Corp is a wholly owned subsidiary of J Acquisition Corp, a Nevada Corporation ("Parent"), which was formed for the purpose of the merger and is owned by certain officers and directors of Jayark and their affiliates.

In accordance with the merger, each outstanding share of common stock will be converted into the right to receive $.40 in cash, except for shares held by Parent and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. If the stockholders of Jayark adopt the merger agreement, Jayark will no longer be a publicly traded company.

The merger will not be complete without the affirmative vote of holders of a majority of the outstanding shares of common stock to adopt the merger agreement. The Parent has agreed to vote all shares of common stock owned by it in favor of the adoption of the merger agreement. The Parent currently owns approximately 75% of the outstanding common stock. The Board of Directors of Jayark Corporation has unanimously approved the merger agreement.

Any stockholder who does not vote in favor of adopting the merger agreement and who properly demands appraisal under Delaware law will have the right to have the fair value of his shares determined by a Delaware court.

Comparison of Fiscal Year Ended April 30, 2003 With Fiscal Year Ended
                              April 30, 2002

Net Revenues

Consolidated Revenues of $9,916,000 decreased $1,500,000, or 13.1%, from fiscal 2002. The decrease was primarily the result of a $1,457,000 decrease in AVES' sales. The decreased sales at AVES were due partially to the nation's economic slowdown resulting in decreased budgets for many of our customers causing them to look to more inexpensive products and, or, purchase fewer quantity of products. This was coupled with the fact that there has been a continued price decline in video equipment. As a result of the October 1, 2001 divestiture transaction, there were zero Fisher sales in 2003 versus $34,000 in 2002. Med had zero sales in 2003 versus $9,000 in 2002. The decision was made by management in January 2003, due to continued economic decline through the third quarter of fiscal 2003, coupled with continued curtailments in healthcare spending, and due to the lack of any firm purchase commitments for finished beds, to cease any further development of the NetSafe Enclosure Bed. As the Company is not posturing to convert the existing component parts portion of the inventory into saleable items in the future, the Company wrote down 100 percent of the component parts

                                  D-9

inventory value at January 31, 2003. Med's marketing approach with respect to the remaining inventory ($102,000) is to continue to pursue those parties who have previously expressed an interest in the product.

Cost of Revenues

Consolidated Cost of Revenues of $8,409,000 decreased $1,021,000, or 10.8%, from the prior fiscal year. This was primarily a result of the decreased revenues discussed above. This decrease was partially offset by a $100,000 write down on Med component parts related to the NetSafe Enclosure Beds. The decision was made by management in January 2003, due to continued economic decline through the third quarter of fiscal 2003, coupled with continued curtailments in healthcare spending, and due to the lack of any firm purchase commitments for finished beds, to cease any further development of Med's NetSafe Enclosure Bed. As the Company is not posturing to convert the existing component parts portion of the inventory into saleable items in the future, the Company wrote down 100 percent of Med's component parts inventory value at January 31, 2003. Med's marketing approach with respect to the remaining inventory is to continue to pursue those parties who have previously expressed an interest in the product.

Gross Margin

Consolidated Gross Margin of $1,507,000 was 15.2% of revenues, as compared with $1,986,000, or 17.4%, for the same period last year. The decrease was due to lower profit margins at AVES as compared to the prior year, as a result of lower selling prices only partially offset by lower unit costs, as well as the write down in Med's inventory as discussed above.

Selling, General and Administrative Expense

Consolidated Selling, General and Administrative Expenses of $1,556,000 decreased $427,000, or 21.5%, as compared with the prior reporting year. Fisher's expenses decreased $392,000 as a result of the October 1, 2001 divestiture transaction. AVES' expenses decreased $93,000 due to decreased payroll and advertising expenses. Med's expenses decreased $6,000 primarily due to decreased travel and bad debt expenses. These reductions were partially offset by a $64,000 increase in Corporate's expenses partially due to $30,000 of intersegment management fees charged to Fisher in the prior year which offset overall selling, general and administrative expenses at the Corporate level combined with increased travel and professional fees, partially offset by decreased insurance expenses.

Operating Income (Loss)

Consolidated Operating Loss of $49,000 decreased $52,000, from last year's operating income of $3,000. AVES' operating income decreased $255,000 due to decreased gross margin discussed above, Corporate's operating loss increased $64,000 due to increased expenses and no intersegment management fee to offset expenses and Med's operating loss increased $101,000 primarily due to the write down in Med's inventory as
discussed above.   This was partially offset by the Company not picking
up Fisher's operating loss due to the October 1, 2001 merger transaction which aggregated $368,000 for the same period last year.

Interest Expense

Consolidated Interest Expense of $100,000 decreased $15,000 or 12.9% as compared with the same period last year. This decrease was the result of decreased debt combined with lower interest rates as compared to the prior year.

                                  D-10

Gain on Sale of Assets

Consolidated Gain on Sale of Assets of $3,000, decreased $11,000, or 78.6%, as compared to $14,000 in fiscal 2002, as a result of the sale of a Company auto at AVES in the prior year.

Loss Before Income Taxes

Loss Before Income Taxes of $146,000 for the fiscal year ended April 30, 2003 increased $48,000, as compared with the same period last year. Overall change in loss before income taxes was a result of those fluctuations noted above.

Income Taxes

Income Taxes Benefit of $3,000 for the fiscal year ended April 30, 2003 as compared to income taxes of $1,000 in the same period last year. This is primarily the result of income tax refunds received in the current fiscal year.

Consolidated Net Loss

Consolidated Net Loss of $143,000 for the fiscal year ended April 30, 2003 increased $44,000, or 43.9%, as compared to $99,000 for the same period last year. This increase is due to a $247,000 decrease in net income at AVES, an $81,000 increase in net loss at Corporate, a $105,000 increase in net loss at Med as a result of those items discussed previously. These increases were partially offset by a $390,000 improvement to the bottom line as a result of the October 1, 2001
Fisher divestiture transaction.

Comparison of Fiscal Year Ended April 30, 2002 With Fiscal Year Ended
                            April 30, 2001

During the first quarter of fiscal 2002 (effective May 1, 2001), the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Intangible Assets", which supercedes APB Opinion No. 17, "Intangible Assets". SFAS No. 142 eliminates the current requirement to amortize goodwill and indefinite-lived intangible assets, addresses the amortization of intangible assets with a defined life and addresses the impairment testing and recognition of goodwill and intangible assets. The following information describes the impact that the adoption of SFAS No. 142 had on net loss and net loss per common share for the fiscal years ending April 30:

                                   2002               2001
                                 ______________________________________

Net Loss                         ($99,329)          ($500,714)
Add Back:  Goodwill Amortization       --             $26,068
                                 ______________________________________

Adjusted Net Loss                ($99,329)          ($474,646)
                                 ======================================


Net Loss per Common Share           ($.04)              ($.18)
Goodwill Amortization                 $--                $.01
                                 ______________________________________

Adjusted Net Loss                   ($.04)              ($.17)
                                 ======================================


There was no goodwill acquired or any goodwill impairment losses recognized during the fiscal year ended April 30, 2002.

Net Revenues

Consolidated Revenues of $11,416,000 decreased $1,471,000, or 11.4%, from fiscal 2001. The decrease was primarily the result of a $1,485,000 decrease in AVES' sales. The decreased sales at AVES were due partially to the nation's economic slowdown resulting in

                                  D-11

decreased budgets for many of our customers causing them to look to more inexpensive products and, or, purchase fewer quantity of products. This was coupled with the fact that there has been a continued price decline in video equipment and the Company did not win some large contractual school bids that were won in the prior year. Med had sales of $8,000 versus $0 in fiscal 2001 and Fisher had increased sales of $6,000 prior to the divestiture.

Cost of Revenues

Consolidated Cost of Revenues of $9,430,000 decreased $1,407,000, or 12.9%, from the prior fiscal year. This was a result of the decrease in revenues.

Gross Margin

Consolidated Gross Margin of $1,986,000 was 17.4% of revenues, as compared with $2,050,000, or 15.9%, for the same period last year. The increase in gross margin percentage was primarily the result of decreases in the costs of video products at AVES, which were sold at pre-established higher selling prices.

Selling, General and Administrative Expense

Consolidated Selling, General and Administrative Expenses of $1,983,000 decreased $440,000, or 18.1%, as compared with the prior reporting year. Fisher's expenses decreased $484,000 due to five months of expenses in fiscal 2002 versus twelve months in fiscal 2001, as a result of the October 1, 2001 divestiture transaction. AVES' expenses decreased $132,000 due to decreased payroll expenses, decreased amortization expenses due to the adoption of SFAS No. 142 described above, and increased miscellaneous income, partially offset by increased rental expense. Corporate's expenses increased $168,000 partially due to $90,000 of intersegment management fees charged to Fisher in the prior year which offset overall selling, general and administrative expenses at the Corporate level. In addition, Corporate had increased payroll, travel, insurance and printing expenses. Med's expenses increased $8,000 due to travel expenses associated with the exploration of new product markets.

Operating Income (Loss)

Consolidated Operating Income of $3,000 increased $376,000, or 100.7%, from last year's operating loss of $373,000. Due to the October 1, 2001 divestiture transaction, Fisher's operating loss decreased $494,000 as the Company incurred only five months of loss in fiscal 2002 versus twelve months in fiscal 2001. AVES' operating income increased $52,000 due to decreased selling, general and administrative expenses, Corporate's operating loss increased by $168,000 due to increased expenses discussed above, and Med's operating loss increased $2,000.

Interest Expense

Consolidated Interest Expense of $115,000 decreased $25,000 or 17.8% as compared with the same period last year. This decrease was a result of decreased outstanding balances and decreased interest rates on the Company's outstanding line of credit, combined with increased interest income.

Gain on Sale of Assets

Consolidated Gain on Sale of Assets of $14,000, as compared to $1,000 in fiscal 2001, resulting from the sale of a Company auto at AVES.

                                  D-12

Income (Loss) Before Income Taxes

Loss Before Income Taxes of $99,000 for the fiscal year ended April 30, 2002 decreased $413,000, as compared with the same period last year. Overall change in loss before income taxes was a result of those fluctuations noted above.

Income Taxes

Income Taxes of $1,000 were incurred at Med for state income tax expenses in fiscal 2002. The income tax benefit of $11,000 in fiscal 2001 represents a reversal of the prior year tax accrual.

Consolidated Net Income (Loss)

Consolidated Net Loss of $99,000 for the fiscal year ended April 30, 2002 decreased $401,000, as compared to net loss of $501,000 for the same period last year. This decrease was due to a $535,000 improvement in the bottom line as a result of the Company including only five months of Fisher losses in the current year, versus twelve months in 2001, due to the October 1, 2001 divestiture transaction; combined with a $61,000 improvement at AVES and offset by $178,000 decrease at Corporate and a $17,000 decrease at Med.

Critical Accounting Policies and Significant Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make decisions based upon estimates, assumptions, and factors it considers as relevant to the circumstances. Such decisions include the selection of applicable accounting principles and the use of judgment in their application, the results of which could differ from those anticipated.

A summary of significant accounting policies used in the preparation of the consolidated financial statements is contained in Note 1, in the Company's Report on Form 10K. The Company's most critical policies include: valuation of accounts receivables, which impact selling, general and administrative expense; valuation of inventory, which impacts cost of sales and gross margin; the assessment of recoverability of goodwill, which impacts write-offs of goodwill and; accounting for income taxes, which impacts the valuation allowance and the effective tax rate.

The Company reviews estimates including, but not limited to, the allowance for doubtful accounts, inventory reserves and income tax valuations on a regular basis and makes adjustments based upon historical experiences, current conditions and future expectations. The reviews are performed regularly and adjustments are made as required by current available information. The Company believes these estimates are reasonable, but actual results could differ from these estimates.

The Company values inventories at the lower of cost or market on a first-in-first-out basis. The recoverability of inventories is based upon the types and levels of inventory held, forecasted demand, pricing, competition and changes in technology. During the quarter ended
January 31, 2003, the Company recorded an inventory write down in the amount of $100,000, related to Med's NetSafe Enclosure Bed components. The write down relates to the slow movement of the inventory over the past twelve months, the continued decline in the overall economy, lack of any purchase commitments for finished product, as well as management's estimate of future demand and selling price of the current levels of inventory related to the NetSafe Enclosure Beds.

                                  D-13

In the event that actual results differ from these estimates or the Company adjusts these estimates in future periods, the Company may need to write down the inventory further which could materially impact the financial position and results of operations of the Company.

The Company's accounts receivable represent those amounts, which have been billed to our customers but not yet collected. The Company analyzes various factors, including historical experience, credit-worthiness of customers and current market and economic conditions. The allowance for doubtful accounts balance is established based on the portion of those accounts receivable, which are deemed to be potentially uncollectible. Changes in judgments on these factors could impact the timing of costs recognized.

The Company records valuation allowances to reduce deferred tax assets when it is more likely than not that some portion of the amount may not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during those periods in which temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income and tax planning in making this assessment. The Company evaluates the need for valuation allowances on a regular basis and adjusts as needed. These adjustments, when made, would have an impact on the Company's financial statements in the period that they were recorded.

Goodwill is tested annually for impairment by the Company at the reporting unit level, by comparing the fair value of the reporting unit with its carrying value. Valuation methods for determining the fair value of the reporting unit include reviewing quoted market prices and discounted cash flows. If the goodwill is indicated as being impaired (the fair value of the reporting unit is less than the carrying amount), the fair value of the reporting unit is then allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit goodwill. This implied fair value of the reporting unit goodwill is then compared with the carrying amount of the reporting unit goodwill and, if it is less, the Company would then recognize an impairment loss. The projection of future cash flows requires significant judgments and estimates with respect to future revenues related to the asset and the future cash outlays related to those revenues. Actual revenues and related cash flows or changes in anticipated revenues and related cash flows could result in changes in this assessment and result in an impairment charge. The use of different assumptions could increase or decrease the related impairment charge.

Liquidity and Capital Resources

At April 30, 2003, consolidated open lines of credit available to the Company for borrowing through September 2003, were $1,000,0000 as compared with $951,000 at April 30, 2002. It is the opinion of the Company's management that operating expenses, as well as obligations coming due during the next fiscal year, will be met primarily by existing cash balances, cash flow generated from operations, and from available borrowing levels.

Working Capital

Working capital was approximately $1,346,000 at April 30, 2003, compared with $1,325,000 at April 30, 2002.

Net cash provided by operating activities was $365,000 in 2003 as compared with $345,000 in 2002.

Cash flows used in investing activities were $184,000 in 2003 compared with $112,000 in 2002. This increase in cash used was a result of a note receivable from a related party for $162,000 in fiscal 2003 partially offset by decreased purchases of plant and equipment as compared to the prior year.

Cash used in financing activities of $49,000 for 2003 as compared to $200,000 in 2002, relate to payments on the Company's line of credit.

                                  D-14

The Company had no material commitments for capital expenditures as of April 30, 2003.

The Company continues to be obligated under notes payable to related parties aggregating $1,374,993. The related parties and corresponding outstanding obligations include David Koffman, Chairman of the Board of Directors and President of the Company ($201,113), AV Texas Holding LLC, an entity controlled by members of the Koffman family ($850,000) and CCB Associates, LP, an entity with indirect control by a Board Member ($323,880). The current portion of the related notes aggregated $161,332. The remaining balance on these related notes matures in December 2004 at which time the entire remaining unpaid principal balance, aggregating $1,213,661, plus accrued interest, aggregating $237,936, is due.

The Company has a note receivable from a related party, New Valu, Inc., for $161,865. New Valu, Inc. is a company controlled by members of the Koffman family, of which David Koffman and Robert Nolt are officers. The note is payable on demand with annual interest rate of 5.5%.

At January 31, 2003, the Company continues to have accrued unpaid wages aggregating $443,665. The unpaid wages relate to salary deferral by the President of the Company for prior services rendered. The terms of the salary deferral are such that the President has agreed to defer his salary until which time the working capital position of the Company improves. Based upon the intent of the parties, the Company has reflected $81,000 as a current liability within accrued salaries in the consolidated balance sheet, and reflected $362,665 as deferred compensation in the consolidated balance sheet at April 30, 2003.

Contractual Obligations and Commercial Commitments

Accounting standards require disclosure concerning a registrant's obligations and commitments to make future payments under contracts, such as debt and lease agreements, and under contingent commitments, such as debt guarantees. The Company's obligations and commitments are as follows:
                             Less than   2-3        4-5        After
                    Total     1 Year    Years      Years      5 Years
________________________________________________________________________

Contractual Obligations                Payments Due by Period
________________________________________________________________________

Long Term Debt -
Related Parties   $1,374,993 $161,332 $1,213,661        $--          $--
Operating Lease     $757,500  $90,000   $180,000   $180,000     $307,500
Accrued Interest
- Related Parties   $742,446      $--   $742,446        $--          $--
_________________________________________________________________________

Other Commercial
Commitments                Amount of Commitment Expiration Per Period
_________________________________________________________________________

Lines of Credit     $250,000  $250,000       $--        $--          $--

Impact of Inflation

Management of the Company believes that inflation has not significantly impacted either net sales or net income during the year ended April 30, 2003.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 143, "Accounting

                                  D-15

for Asset Retirement Obligations" (SFAS No. 143). SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is required for adoption for fiscal years beginning after June 15, 2002. The Company has reviewed the provisions of SFAS No. 143, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

In April 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS No. 145). SFAS No. 145 is required for adoption for fiscal years beginning after May 15, 2002, with early adoption of the provisions related to the rescission of Statement 4 encouraged. The Company has reviewed the provisions of SFAS No. 145, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and requires that the liabilities associated with these costs be recorded at their fair value in the period in which the liability is incurred. SFAS No. 146 is effective for disposal activities initiated after December 31, 2002. SFAS No. 146 did not have an impact on our consolidated financial position, results of operations or cash flows as we have initiated no exit or disposal activities subsequent to December 31, 2002.

In April 2003, the FASB issued SFAS No. 149 "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003, except as stated below, and for hedging relationships designated after June 30, 2003. In addition, except as stated below, all provisions of SFAS No. 149 should be applied prospectively. The provisions of SFAS No. 149 relating to SFAS No. 133 Implementation Issues that have been effective for fiscal quarters beginning prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. Adoption of SFAS No. 149 is not expected to have a material impact on our consolidated financial position, results of operations or cash flows as we presently have no derivative instruments or hedging activities.

In May 2003, the FASB issued SFAS No. 150 "Accounting for Certain
Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of these instruments were previously classified as temporary equity. SFAS No. 150 will be effective for financial instruments entered into or modified after May 31, 2003, and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003. For financial instruments created before the issuance date of SFAS No. 150 and still existing at the beginning of the interim period of adoption, transition shall be achieved by reporting the cumulative effect of a change in accounting principle by initially measuring the financial instruments at fair value or other measurement attribute required by SFAS No. 150. Instruments with characteristics of both liabilities and equity not addressed in SFAS No. 150 will be addressed in the next phase of the project. Adoption of SFAS No. 150 is not expected to have a material impact on our consolidated financial position, results of operations or cash flows.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including
Indirect Guarantees of Indebtedness of Others". This interpretation elaborates on the disclosures to be made by a guarantor in interim and annual financial statements about the obligations under certain guarantees. FASB Interpretation No. 45 also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee.

                                  D-16

The initial recognition and initial measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. We do not currently provide guarantees. As a result, this interpretation did not have an impact on our financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities". This interpretation addresses the consolidation of business enterprises (variable interest entities) to which the usual condition of consolidation does not apply. This interpretation focuses on financial interests that indicate control.
It concludes that in the absence of clear control through voting interests, a company's exposure (variable interest) to the economic risks and potential rewards from the variable interest entity's assets and activities are the best evidence of control. Variable interests are rights and obligations that convey economic gains or losses from changes in the values of the variable interest entity's assets and liabilities. Variable interests may arise from financial instruments, service contracts, nonvoting ownership interests and other arrangements. If an enterprise holds a majority of the variable interests of an entity, it would be considered the primary beneficiary. The primary beneficiary would be required to include assets, liabilities and the results of operations of the variable interest entity in its financial statements. This interpretation applies immediately to variable interest entities that are created, or for which control is obtained after, January 31, 2003. For variable interest entities created prior to February 1, 2003, the provisions would be applied effective July 1, 2003. The Company has no variable interest entities and therefore the interpretation has no impact on our financial statements.

                       Item 7A. Market Risk

                                None

           Item 8. Financial Statements And Supplementary Data

The Independent Auditors' Report, Consolidated Financial Statements and Notes to Consolidated Financial Statements filed as a part of this report are listed in the accompanying Index to Consolidated
Financial Statements.

Item 9. Change In and Disagreements With Accountants on Accounting
                       And Financial Disclosure

The Jayark Corporation Board of Directors and Audit Committee approved KPMG LLP (KPMG) as its independent public accountants for the fiscal years ending April 30, 2003, 2002 and 2001.

                                PART III

       Item 10. Directors And Executive Officers Of The Registrant

Set forth below is a list of the directors, executive officers and key employees of the Company and their respective ages as of June 30, 2003, and, as to directors, the expiration date of their current term of office:

                            CURRENT DIRECTORS

                       Term                                     Director

Name             Age  Expires     Position Presently Held         Since
_________________________________________________________________________


David Koffman    44    2004      Chairman, President, Chief        1983
                                 Executive Officer and Director
_________________________________________________________________________

Frank Rabinovitz 60    2004      Executive Vice President, Chief   1989
                                 Operating Officer, Director and
                                 President of AVES
_________________________________________________________________________

Robert C. Nolt   55    2006      Chief Financial Officer and       1998
                                 Director
_________________________________________________________________________

                                  D-17

Arthur G. Cohen  74    2006      Director                          1990
_________________________________________________________________________

Jeffrey Koffman  37    2006      Director                          1999
_________________________________________________________________________

Richard Ryder    57    2004      Director                          2001
_________________________________________________________________________

Paul Garfinkle   62    2004      Director                          2001
_________________________________________________________________________

David L. Koffman was elected President and Chief Executive Officer of the Company in December 1988. Prior to that time, he served as Director and Vice President of the Company for over eight years.

Frank Rabinovitz was elected Executive Vice President, Chief Operating Officer and Director of the Company in 1989. In addition, he is the President of the Company's audiovisual subsidiary and has served in this capacity for more than sixteen years, as well as in various other executive and management capacities since 1980.

Robert C. Nolt is Chief Financial Officer and Director of the Company.
In addition, Mr. Nolt is Chief Financial Officer of Binghamton Industries, Inc.; a company controlled by the principal shareholders of the Company. Prior to joining the Company, Mr. Nolt was Vice President of Finance of RRT-Recycle America, Inc. Mr. Nolt is a Certified Public Accountant with over 30 years of experience in the Accounting field and has served in a number of executive positions. Before joining RRT in 1993, Mr. Nolt was Chief Financial Officer for the Vestal, NY based Ozalid Corporation.

Arthur G. Cohen has been a real estate developer and investor for more than twelve years. Mr. Cohen is a Director of Baldwin and The Arlen Corporation.

Jeffrey P. Koffman was elected Director of the Company in 1999.
Mr. Koffman has served as a Director of Apparel America, Inc. since June 1995 and Executive Vice-President of Apparel America, Inc. from June 1994 to February 1996. Mr. Koffman was appointed President of Apparel America, Inc. in February 1996. Mr. Koffman served as a financial analyst with Security Pacific from 1987 to 1989. In 1989, Mr. Koffman became Vice-President of Pilgrim Industries and in 1990, he became the President of that Company. From 1994 to present, Mr. Koffman has served in an executive capacity with Tech Aerofoam Products.

Richard Ryder was elected Director of the Company in 2001. Dr. Ryder has been a practicing physician for the past 25 years. He is board certified in cardiology and internal medicine. Dr. Ryder is a graduate of Wake Forest University Medical School and pursued his cardiology training at Georgetown University.

Paul Garfinkle was elected Director of the Company in 2001. Mr. Garfinkle is currently a business consultant, having retired from BDO Seidman, LLP, where he had been employed for 36 years and was an audit partner for 26 years.

      Information Concerning Operations of the Board of Directors

The Executive Committee of the Board of Directors consists of Mr. David L. Koffman (Chair) and Mr. Frank Rabinovitz. The function of the Executive Committee is to exercise the powers of the Board of Directors to the extent permitted by Delaware law. As a rule, the Executive Committee meets to take action with respect to matters requiring Board of Directors approval and which cannot await a regular meeting of the Board or the calling of a special meeting. Under Delaware law and the Company's By-laws, both the Board and Executive Committee can act by unanimous written consent to all members.

The Stock Option Committee of the Board of Directors administers the Company's 2001 Stock Option Plan, giving it authority to exercise powers of the Board with respect to the Plan. The Stock Option Committee consists of Mr. Robert Nolt (Chair), Mr. Jeffrey Koffman, Mr. Paul Garfinkle and Dr. Richard Ryder.

                                  D-18

The Audit Committee of the Board of Directors consists of Mr. Paul Garfinkle (Chair), Dr. Richard Ryder and Mr. Arthur Cohen. The Audit Committee was created in 2001 to administer and coordinate the activities and results of the annual audit of the Company by independent accountants and to comply with NASDAQ listing requirements.

The Compensation Committee of the Board of Directors was created in 1993 to administer and review compensation structure, policy and levels of the Company. The Compensation Committee is composed of Mr. Jeffrey Koffman (Chair), Dr. Richard Ryder and Mr. Paul Garfinkle.

                  Item 11. Executive Compensation

Set forth in the following table is certain information relating to the approximate remuneration paid by the Company during the last three fiscal years to the chief executive officer and each of the most highly compensated executive officers whose total compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE (1,2,3)
___________________________________________________________________________

                                              Annual Compensation

                                     Year          Salary        Bonus
                                     ______________________________________

David L. Koffman                     2003         $ 81,000        $--
Chairman, President and Chief        2002         $ 81,000        $--
Executive Officer                    2001         $ 81,000        $--


Frank Rabinovitz                     2003         $187,000       $25,000
Director, Executive Vice President,  2002         $162,000       $50,000

Chief Operating Officer,             2001         $187,000       $62,000
President of AVES
____________________________________________________________________________



(1) Does not include the value of non-cash compensation to the named individuals, which did not exceed the lesser of $50,000 or, 10% of such individuals' total annual salary and bonus. The Company provides a vehicle to each of the named executives for use in connection with Company business but does not believe the value of said vehicles and other non-cash compensation, if any, exceeds the lesser of $50,000 or 10% of the individual's total annual salary and bonus.

(2) The Company has entered into Split Dollar Insurance Agreements with David L. Koffman and Frank Rabinovitz, pursuant to which the Company has obtained insurance policies on their lives in the approximate amounts of $5,743,400 and $497,700, respectively. The premium is paid by the Company. Upon the death of the individual, the beneficiary named by the individual is entitled to receive the benefits under the policy. The approximate amounts paid by the Company during the fiscal year ended April 30, 2003 for this insurance coverage were $18,000 and $25,373, respectively. Such amounts are not included in the above table.

(3) The Company has accrued Mr. Koffman's fiscal 2003, 2002 and 2001 salary, however, he has deferred payment until such time as the Company's working capital position improves.

The Company's 2001 Stock Option Plan allows for the granting of 250,000 shares of the Company's common stock. The Plan provides for the granting to employees and to others who are in a position to make significant contribution to the success of the Company and its subsidiaries. The options granted may be either incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or options that are

                                  D-19

not incentive options, or both. The exercise price of each option shall be determined by the Board but, in the case of an incentive option, shall not be less than 100% (110% in the case of an incentive option granted to a ten-percent stockholder) of the fair market value of the stock subject to the option on the date of grant; nor shall the exercise price of any option be less, in the case of an original issue of authorized stock, than par value.

Options shall be exercisable during such period or periods as the Board may determine, but in no case after the expiration of Ten years (Five years in the case of an incentive option granted to a "ten percent stockholder" from the date of grant.) In the discretion of the Board, options may be exercisable (i) in full upon grant or (ii) over or after a period of time conditioned on satisfaction of certain Company, division, group, office, individual or other performance criteria, including the continued performance of services to the Company or its subsidiaries.

Unexercised options expire on the earlier of (i) the date that is ten years from the date on which they were granted (five years in the case of an Incentive Option granted to a "ten percent stockholder"), (ii) the date of the termination of an option holder for any reason other than termination not for cause, death or disability (as defined in the Stock Option Plan), or (iii) the earlier of one year, or the expiration date of such option, from the date of the optionee's disability or death. There were 170,000 stock options outstanding at April 30, 2003.

Report of the Compensation Committee of the Board of Directors on
                            Executive Compensation

Except pursuant to its 2001 Stock Option Plan, the Company does not have any formal annual incentive program, cash or otherwise, nor does it make annual grants of stock options. Cash bonuses and stock options, including bonuses and options paid to executive officers, have generally been awarded based upon individual performance, business unit performance and corporate performance, in terms of cash flow, growth and net income as well as meeting budgetary, strategic and business plan goals.

The Company is committed to providing a compensation program that helps attract and retain the best people for the business. The Company endeavors to achieve symmetry of compensation paid to a particular employee or executive and the compensation paid to other employees or executives both inside the Company and at comparable companies.

The remuneration package of the Chief Executive Officer includes a percentage bonus based on the Company's profitable performance.

   Item 12. Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth as of July 16, 2003, the holdings of the Company's Common Stock by those persons owning of record, or known by the Company to own beneficially, more than 5% of the Common Stock, the holdings by each director or nominee, the holdings by certain executive officers and by all of the executive officers and directors of the Company as a group.

PRINCIPAL STOCKHOLDERS
_________________________________________________________________________
Name and Address of                Amount and Nature of   Note    % of
 Beneficial Owner                  Beneficial Ownership           Class
__________________________________________________________________________
J Acquisition Corp
300 Plaza Drive, Vestal, NY 13850        2,059,884          1      74.5%
__________________________________________________________________________

David L. Koffman
300 Plaza Drive, Vestal, NY 13850        1,283,033          2      46.3%
__________________________________________________________________________

                                  D-20

Vulcan Properties, Inc.
505 Eighth Avenue, New York, NY 10018      292,189                 10.6%
__________________________________________________________________________

Frank Rabinovitz
12610 W. Airport Blvd. Suite 150,
Sugar Land, TX 77478                         4,600                  0.2%
_________________________________________________________________________

Richard Ryder

15 Campbell Road, Binghamton, NY 13905      24,000                  0.9%
__________________________________________________________________________

Robert C. Nolt
300 Plaza Drive, Vestal, NY 13850           10,000                  0.4%
__________________________________________________________________________

All Directors & Executive Officers
          as a Group                     1,321,633                 47.6%
__________________________________________________________________________


1. The following persons owned the number of shares of common stock and the percentage of outstanding shares of common stock of J Acquisition Corp set forth opposite their names. Jayark does not believe that under rules promulgated by the SEC, such persons are deemed to beneficially own the shares of Jayark common stock owned by J Acquisition Corp, since none of the persons control J Acquisition Corp: Jeffrey Koffman - 148,402, 7.2%, Frank Rabinovitz 63,826, 3.1%

2. Consists of 1,233,033 owned by J Acquisition Corp. Mr. Koffman is the Chief Executive Officer and a Director of J Acquisition Corp.

          Item 13. Certain Relationships And Related Transactions

Except as noted share amounts are reported as they were prior to the reverse stock split.

In September 1998, the Company offered to each stockholder, the right to purchase, pro rata, two shares of Common Stock at a price of $.10 per share. The Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission in order to register such rights to purchase Common Stock, under the Securities Act of 1933, as amended.

The Rights Offering expired on October 30, 1998. The total offering of 18,442,398 shares was fully subscribed with 111,600 shares purchased with cash and the balance subscribed by conversion of debt. The Company issued the new shares in November 1998. The conversion of debt to stock in conjunction with the Rights Offering resulted in a $1,000,000 reduction in notes payable to related parties, a $761,000 reduction in subordinated debt, and a $72,000 reduction in accrued interest. The end result was $1,794,000 of equity enhancement.

J Acquisition Corp, which consists of David Koffman, Chairman of the Board of Directors and President of the Company, Burton Koffman, Richard Koffman, Milton Koffman, Jeffrey Koffman, Sara Koffman, Ruthanne Koffman, Elizabeth Koffman, Steven Koffman, Frank Rabinovitz, Executive Vice President, Chief Operating Officer and Director of the Company, and two entities controlled by members of the Koffman family, beneficially owns 2,059,884 shares of Common Stock, which represents approximately 75% of the Common Stock outstanding at April 30, 2003.

The Company has a note receivable from a related party, New Valu, Inc., for $161,865. New Valu, Inc. is a company controlled by members of the Koffman family, of which David Koffman and Robert Nolt are officers. The note is payable on demand with an annual interest rate of 5.5%.

The Company continues to be obligated under notes payable to related parties aggregating $1,374,993. The related parties and corresponding outstanding obligations include David Koffman, Chairman of the Board of Directors and President of the Company ($201,113), AV Texas Holding LLC, an entity controlled by members of the Koffman family ($850,000) and CCB

                                  D-21

Associates, LP, an entity with indirect control by a Board Member
($323,880). The current portion of the related notes aggregated $161,332. The remaining balance on these related notes matures in December 2004 at which time the entire remaining unpaid principal balance, aggregating $1,213,661, plus accrued interest, aggregating $237,936, is due.

PART IV

                    Item 14.  Controls and Procedures

The Company maintains a system of disclosure controls and procedures that is designed to ensure information required to be disclosed by the Company is accumulated and communicated to management in a timely manner. Management has reviewed this system of disclosure controls and procedures within 90 days of the date hereof, and has concluded that the current system of controls and procedures is effective.

The Company maintains a system of internal controls and procedures for financial reporting. Since the date of management's most recent evaluation, there were no significant changes in internal controls or in other factors that could significantly affect internal controls.

Item 15. Exhibits, Financial Statement Schedules And Reports On Form 8-K

(a) Documents filed as part of this report:
	1. And 2. Consolidated Financial Statements.
	The Independent Auditors' Report, Consolidated Financial Statements and Notes to Consolidated Financial Statements which are filed as a part of this report are listed in the Index to Consolidated Financial Statements. Note - no financial statement schedules were required to be filed.
      3. Exhibits, which are filed as part of this report, are listed in the accompanying Exhibit Index.
(b) Reports on Form 8-K - None

            Item 16.  Principal Accountant Fees and Services

The following sets forth fees billed to the Company by KPMG LLP for services rendered for fiscal 2003 and 2002:

                                2003                2002
                               ____________________________________
     Audit Fees                $70,569              $85,274
     Audit Related Fees             --                   --
     Tax Fees                       --                   --
     All Other Fees                 --                   --
                               ____________________________________
       Total                   $70,569              $85,274
                               ====================================

The Audit Committee recommends the selection of the external auditors for approval by the board of directors and instructs the external auditors that they are responsible to the board of directors and the audit committee as representatives of the shareholders. In that regard, also confirms that the external auditors will report all relevant issues to the committee in response to agreed-upon expectations.

The Audit Committee reviews the performance of the external auditors and obtains a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, they discuss with the auditors any relationships or non-audit services that may affect their objectivity or independence.

                                  D-22

The Audit Committee considers, in consultation wit the external auditors, their audit scopes and plans to ensure completeness of coverage, reduction of redundant efforts and the effective use of audit resources and reviews and approves requests for any consulting services to be performed by the external auditors, and is advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter. All audit and non-audit services are pre-approved by the Audit Committee pursuant to the Audit Committee's pre-approval policies and procedures.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JAYARK CORPORATION


By:

/s/ David L. Koffman      Chairman of the Board and Director  July 28, 2003
DAVID L. KOFFMAN

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/s/ David L. Koffman     Chairman of the Board, President,   July 28, 2003
DAVID L. KOFFMAN         Chief Executive Officer and Director

/s/ Frank Rabinovitz     Executive Vice President, Chief      July 28, 2003
FRANK RABINOVITZ	 	 Operating Officer and Director

/s/ Robert C. Nolt       Chief Financial Officer and Director July 28, 2003
ROBERT C. NOLT

/s/ Arthur G. Cohen      Director                             July 28, 2003
ARTHUR G. COHEN

/s/ Jeffrey P. Koffman   Director                             July 28, 2003
JEFFREY P. KOFFMAN

/s/ Richard Ryder        Director                             July 28, 2003
RICHARD RYDER

/s/ Paul Garfinkle       Director                             July 28, 2003
PAUL GARFINKLE

                                  D-23

                   JAYARK CORPORATION AND SUBSIDIARIES

Index to Consolidated Financial Statements			Page


Independent Auditors' Report                                 25


Consolidated Balance Sheets as of April 30, 2003 and 2002    26

Consolidated Statements of Operations for the Years Ended
  April 30, 2003, 2002 and 2001                              27

Consolidated Statements of Stockholders' Deficit for the
  Years Ended April 30, 2003, 2002 and 2001                  28

Consolidated Statements of Cash Flows for the Years Ended
  April 30, 2003, 2002 and 2001                              29

Notes to Consolidated Financial Statements                   30-44

Certifications                                               45-47

Exhibit Index                                                48-52

                                  D-24

Independent Auditors' Report

To the Shareholders and Directors
Jayark Corporation:


We have audited the accompanying consolidated balance sheets of Jayark Corporation and subsidiaries as of April 30, 2003 and 2002, and the related consolidated statements of operations, stockholders' deficit, and cash flows for each of the years in the three-year period ended April 30, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jayark Corporation and subsidiaries as of April 30, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended April 30, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, effective May 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

/s/ KPMG LLP
June 20, 2003
Syracuse, New York

                                  D-25

                    Jayark Corporation and Subsidiaries
                       Consolidated Balance Sheets
                         April 30, 2003 and 2002


                                                  2003           2002
Assets
Current Assets:
Cash and Cash Equivalents                        $999,088        $866,971
 Accounts Receivable - Trade, less allowance for doubtful
  Accounts of $94,447 and $109,028, respectively  891,964       1,197,823
Inventories                                       298,040         393,612
Note Receivable - Related Party                   161,865              --
Other Current Assets                               72,474          40,206
                                                _________       ___________
 Total Current Assets                            2,423,431       2,498,612
                                                =========       ===========

 Property, Plant & Equipment, net                 141,052         180,783
 Goodwill                                         204,662         204,662
                                               ___________     ___________

  Total Assets                                 $2,769,145      $2,884,057
                                               ===========     ===========

Liabilities
Current Liabilities:
 Borrowings Under Lines of Credit                $250,000        $299,000
Current Portion of Long Term Debt
  - Related Parties                               161,332         161,332
 Accounts Payable and Accrued Expense             448,233         440,589
 Accrued Salaries                                 152,025         187,684
 Other Current Liabilities                         65,955          85,030
                                                _________       ___________
Total Current Liabilities                       1,077,545       1,173,635

Long Term Debt - Related Parties, excluding
 current portion                                1,213,661       1,213,661
Deferred Compensation                             362,665         344,272
Accrued Interest - Related Parties                742,446         636,696
                                                _________       ____________

 Total Liabilities                              3,396,317       3,368,264
                                                _________       ____________


Concentrations, Commitments, and Contingencies (Notes 1, 12 and 13)

Stockholders' Deficit
Common Stock of $.01 Par Value, Authorized
 30,000,000 Shares; issued 2,773,896 Shares        27,739          27,739
Additional Paid-In Capital                     12,860,435      12,860,435
Accumulated Deficit                           (13,514,596)    (13,371,631)
Treasury Stock, 7,500 shares at cost                 (750)           (750)
                                              ____________    ____________
 Total Stockholders' Deficit                     (627,172)       (484,207)
                                              ____________    ____________

 Total Liabilities & Stockholders' Deficit     $2,769,145      $2,884,057
                                              ============    ============

          See accompanying notes to consolidated financial statements

                                  D-26

                     Jayark Corporation and Subsidiaries
                    Consolidated Statements of Operations
                  Years ended April 30, 2003, 2002 and 2001
                                  __________________________________________


                                   2003           2002           2001
                                  __________________________________________

Net Revenues                      $9,915,954   $11,415,537    $12,886,491

Cost of Revenues                   8,408,958     9,429,755     10,836,632
                                  __________________________________________

 Gross Margin                      1,506,996     1,985,782      2,049,859


Selling, General & Administrative  1,556,421     1,983,095      2,422,739
                                  __________________________________________


Operating Income (Loss)              (49,425)        2,687       (372,880)

Interest Expense, Net               (100,229)     (115,148)      (140,134)
Gain on Sale of Assets                 3,384        13,900          1,156
                                  __________________________________________

Loss Before Income Taxes            (146,270)      (98,561)      (511,858)

Income Taxes                          (3,305)          768        (11,144)
                                  __________________________________________


Net Loss                           ($142,965)     ($99,329)     ($500,714)
                                  ==========================================


Weighted Average Common Shares     2,766,396     2,766,396       2,766,396
                                  ==========================================


Basic and Diluted Loss per
 Common Share                          ($.05)        ($.04)          ($.18)
                                  ==========================================

       See accompanying notes to consolidated financial statements

                                  D-27

                     Jayark Corporation and Subsidiaries
               Consolidated Statements of Stockholders' Deficit
                 Years Ended April 30, 2003, 2002 and 2001

                         Common  Additional  Accumulated  Treasury    Total
                          Stock   Paid-In      Deficit      Stock   Stockholders

                                 Capital                            Deficit
                        _______________________________________________________
Balance at April 30, 2000 27,739 12,598,980  (12,771,588)    (750)   (145,619)
 Net Loss                     --         --     (500,714)      --    (500,714)
                        _______________________________________________________

Balance at April 30, 2001 27,739 12,598,980  (13,272,302)    (750)   (646,333)
 Gain from Divestiture of
  Fisher                      --    261,455           --       --     261,455
 Net Loss                     --         --      (99,329)      --     (99,329)
                        _______________________________________________________

Balance at April 30, 2002 27,739 12,860,435  (13,371,631)    (750)   (484,207)
 Net Loss                     --         --     (142,965)      --    (142,965)
                        _______________________________________________________


Balance at April 30, 2003 27,739 12,860,435 ($13,514,596)   ($750)  ($627,172)
			======================================================


          See accompanying notes to consolidated financial statements


                                  D-28

                   Jayark Corporation and Subsidiaries
                  Consolidated Statements of Cash Flows
                Years Ended April 30, 2003, 2002 and 2001


                                       2003          2002          2001
Cash Flows From Operating Activities:
Net Loss                              ($142,965)    ($99,329)     ($500,714)


Adjustments to Reconcile Net Loss to
Net Cash Flows Provided By Operating
Activities:
Depreciation and Amortization of
 Property, Plant and Equipment           65,445      121,649        182,191
Amortization of Goodwill and Patent          --        1,203         16,739
Gain on Disposition of Asset             (3,384)     (13,900)        (1,156)
Increase (Decrease) in Provision for
 Doubtful Accounts                      (14,581)       8,665         24,363
Inventory Write-Down                    100,000           --             --
  Changes In Assets and Liabilities,
   Net of Divestiture of Fisher
   Accounts Receivable                  320,440       80,894         41,118
   Inventories                           (4,428)     191,707       (209,693)
   Other Current Assets                 (32,268)     (14,138)        47,713
   Accounts Payable and Accrued Expenses  7,644     (126,036)       320,067
   Accrued Salaries and Deferred
    Compensation                        (17,266)      75,956        187,775
   Accrued Interest - Related Parties   105,750      105,748         26,437
   Other Liabilities                    (19,075)      12,306        (10,035)
                                        ____________________________________

    Net Cash Provided By Operating
     Activities                         365,312      344,725        124,805
                                        ____________________________________


Cash Flows From Investing Activities:

 Proceeds from Sale of Assets             3,384       13,900          1,156
 Purchases of Plant and Equipment       (25,714)    (121,646)      (270,801)
 Note Receivable - Related Party       (161,865)          --             --
 Purchases of Patent	                     --       (4,093)       (46,251)
                                        ____________________________________

  Net Cash Used In Investing Activities(184,195)    (111,839)      (315,896)
                                        ____________________________________


Cash Flows From Financing Activities:
Net Borrowings (Payments) Under Lines
 of Credit                              (49,000)    (200,060)       130,106
Payments of Long Term Debt Related
 Parties                                     --           --        (64,910)
Proceeds from Issuance of 8%
 Cumulative Convertible Preferred
 Stock of Subsidiary                         --           --        429,500
                                        ____________________________________

Net Cash Provided By (Used In)
 Financing Activities                   (49,000)    (200,060)       494,696
                                        ____________________________________


Net Increase in Cash and Cash
 Equivalents                            132,117       32,826        303,605
Cash & Cash Equivalents at Beginning
 of Year                                866,971      834,145        530,540
                                        ____________________________________

Cash & Cash Equivalents at End
 of Year                               $999,088      $866,971      $834,145
                                       ====================================

Supplemental Disclosures:
Cash Paid During the Year for
  Interest                              $12,820       $26,029      $140,969
                                       ====================================
  Taxes, net of Refunds                 ($3,305)         $768           $--
                                       ====================================

       See accompanying notes to consolidated financial statements

                                  D-29

                 Notes to Consolidated Financial Statements

                       April 30, 2003, 2002 and 2001

(1) Summary of Significant Accounting Policies

Operations

The Company conducts its operations through three wholly owned subsidiaries, each of which constituted a separate business segment for financial reporting purposes. AVES Audio Visual Systems, Inc.
(AVES), Med Services Corporation (Med) and Fisher Medical Corporation (Fisher). AVES distributes and rents a broad range of audio, video and presentation equipment. Med historically has engaged various contractors to design and develop specialty medical equipment for its distribution to companies that sell and rent durable medical equipment to hospitals, nursing home and individuals. As discussed in Note 13, the Company relinquished control of Fisher and deconsolidated Fisher effective October 1, 2001 and is accounting for its investment in Fisher under the equity method. Prior to the divestiture, Fisher developed, manufactured, and distributed therapeutic support surfaces used in hospitals, nursing homes and home health care.

                      Principles of Consolidation

The consolidated financial statements include the accounts of Jayark Corporation and its wholly owned subsidiaries (the "Company"). All intercompany balances and transactions have been eliminated in consolidation.

                          Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

                            Inventories

Inventories are stated at the lower of cost or market value. Cost is determined by using the first-in, first-out method.

                     Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation of plant and equipment is calculated using the straight-line method over the estimated useful lives of the assets. Amortization of leasehold improvements is calculated on a straight-line basis over the lesser of the lease term or estimated useful lives of the improvements. The useful lives of these assets and lease terms of the leasehold improvements range from approximately 3 to 20 years. At the time of sale or retirement, the costs and accumulated depreciation or amortization of such assets are removed from the respective accounts, and any resulting gain or loss is reflected in operations.

The Company accounts for impairment of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.
SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the book value of the asset may not be recoverable. Implementation of SFAS No. 144 in fiscal 2003 did not impact the Company's financial position or results of operations.

                                  D-30

Maintenance and repairs are charged to operations as incurred, and expenditures for major renewals and betterments are capitalized and amortized by charges to operations.

                            Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance when there is uncertainty as to the ultimate realization of the asset.

                        Loss Per Common Share

Basic loss per common share is based on the weighted average number of common shares outstanding. Diluted loss per common share is based on the weighted average number of common shares outstanding, as well as dilutive potential common shares, which, in the Company's case comprise shares issuable under the stock option plan described in Note 8. The treasury stock method is used to calculate dilutive shares which reduces the gross number of dilutive shares by the number of shares purchasable from the proceeds of the options assumed to be exercised.

Outstanding stock options, assumed to be exercised, aggregating 170,000, 180,000 and 0 at April 30 2003, 2002 and 2001, respectively, are not included in the calculation of diluted loss per common share for the fiscal years since the effects would be antidilutive due to the option price being greater than the average market prices. Accordingly, basic and diluted net loss per common share do not differ for any periods presented.

                        Revenue Recognition

The Company generally recognizes revenues at the time products are shipped to customers provided that persuasive evidence of an arrangement exists, the sales price is fixed or easily determinable, collectibility is reasonably assured and title and risk of loss have passed to the customer. Rental revenue is recognized over the rental period and service revenue is recognized when services are performed. Estimated allowances for returns and doubtful accounts are recorded in the period such returns and losses are determined. Management reviews the allowance for doubtful accounts on a regular basis and makes adjustments based on historical experience, current conditions, and future expectations. Management believes the estimate for the allowance for doubtful accounts is reasonable; however, actual results could differ from this estimate.

                              Goodwill

Goodwill, representing the excess consideration over fair value of assets purchased and liabilities assumed in a purchase business combination, is tested annually for impairment at the reporting unit level, by comparing the fair value of the reporting unit with its carrying value. Valuation methods for determining the fair value of the reporting unit include reviewing quoted market prices and discounted cash flows. If the goodwill is indicated as being impaired, the fair value of the reporting unit is then allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit goodwill. This

                                  D-31

implied fair value of the reporting unit goodwill is then compared with the carrying amount of the reporting unit goodwill, and if it is less, the Company would then recognize an impairment loss. No impairment losses were recorded in fiscal 2003, 2002 or 2001.

                       Stock Based Compensation

On December 31, 2002 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure, which provided alternative methods of transition to the fair value method of accounting for stock-based compensation of SFAS 123, Accounting for Stock-Based Compensation. SFAS No. 148, also amended the disclosure provisions of SFAS 123 to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based compensation on reported net income.

In accordance with the provisions of SFAS 148, the Company has elected to continue to account for its stock options under APB Opinion No. 25, Accounting for Stock Issued to Employees (APB 25) and related interpretations. Under APB 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized. For the purposes of SFAS 148 pro forma disclosures, the estimated fair value of the options is amortized to expense over the option vesting periods. The Company's pro forma information is summarized as follows:

                                               2003           2002
                                            ___________________________

Net Loss as reported                        ($142,956)     ($99,329)
Stock-Based compensation expense if
 SFAS 123 was applied                              --       (56,904)
                                            ____________________________

 ProForma Net Loss                          ($142,956)    ($156,233)
                                            ============================


As no options were issued during fiscal 2003, and all options issued in fiscal 2002 vested immediately upon date of grant, no pro forma compensation expense would be recognized in fiscal 2003. The fair value for each option grant in fiscal 2002 was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions: expected option life of 3 years; risk free interest rate of 4%; no expected dividend yield; expected volatility of 198%.

The Black-Scholes option pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, the option valuation model requires the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate in management's opinion, the existing model does not necessarily provide a reliable single measure of the fair value of its employee stock options. Additionally, the effects of applying SFAS 123 for providing pro forma disclosures are not likely to be representative of the effects on reported net income in future years.

                   Research and Development Costs

Research and development costs are charged to expense as incurred. Research and development expense was $0, $305,639 and $655,245 in fiscal 2003, 2002 and 2001, respectively, and is recorded within selling, general and administrative expenses.

                         Financial Instruments

                                  D-32

The Company's financial instruments, which include cash and cash equivalents, accounts and note receivable, accounts payable, borrowings under lines of credit, and long term debt are stated at cost which approximates fair value at April 30, 2003 and 2002.

                           Concentrations

For the years ended April 30, 2003, 2002 and 2001 approximately 84%, 84% and 81% of the Company's consolidated net revenues relate to AVES' sales to schools and other educational institutions.

                   Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" (SFAS No. 143). SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is required for adoption for fiscal years beginning after June 15, 2002. The Company has reviewed the provisions of SFAS No. 143, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

In April 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS No. 145). SFAS No. 145 is required for adoption for fiscal years beginning after May 15, 2002, with early adoption of the provisions related to the rescission of Statement 4 encouraged. The Company has reviewed the provisions of SFAS No. 145, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and requires that the liabilities associated with these costs be recorded at their fair value in the period in which the liability is incurred. SFAS No. 146 is effective for disposal activities initiated after December 31, 2002. SFAS No. 146 did not have an impact on our consolidated financial position, results of operations or cash flows as we have initiated no exit or disposal activities subsequent to December 31, 2002.

In April 2003, the FASB issued SFAS No. 149 "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003, except as stated below, and for hedging relationships designated after June 30, 2003. In addition, except as stated below, all provisions of SFAS No. 149 should be applied prospectively. The provisions of SFAS No. 149 relating to SFAS No. 133 Implementation Issues that have been effective for fiscal quarters beginning prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. Adoption of SFAS No. 149 is not expected to have a material impact on our consolidated financial position, results of operations or cash flows as we presently have no derivative instruments or hedging activities.

In May 2003, the FASB issued SFAS No. 150 "Accounting for Certain
Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of these instruments were previously classified as temporary equity. SFAS No. 150 will be effective for financial instruments entered into or modified after May 31, 2003, and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003.

                                  D-33

For financial instruments created before the issuance date of SFAS No. 150 and still existing at the beginning of the interim period of adoption, transition shall be achieved by reporting the cumulative effect of a change in accounting principle by initially measuring the financial instruments at fair value or other measurement attribute required by SFAS No. 150. Instruments with characteristics of both liabilities and equity not addressed in SFAS No. 150 will be addressed in the next phase of the project. Adoption of SFAS No. 150 is not expected to have a material impact on our consolidated financial position, results of operations or cash flows.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including
Indirect Guarantees of Indebtedness of Others". This interpretation elaborates on the disclosures to be made by a guarantor in interim and annual financial statements about the obligations under certain guarantees. FASB Interpretation No. 45 also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. We do not currently provide guarantees. As a result, this interpretation did not have an impact on our financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities". This interpretation addresses the consolidation of business enterprises (variable interest entities) to which the usual condition of consolidation does not apply. This interpretation focuses on financial interests that indicate control.
It concludes that in the absence of clear control through voting interests, a company's exposure (variable interest) to the economic risks and potential rewards from the variable interest entity's assets and activities are the best evidence of control. Variable interests are rights and obligations that convey economic gains or losses from changes in the values of the variable interest entity's assets and liabilities. Variable interests may arise from financial instruments, service contracts, nonvoting ownership interests and other arrangements. If an enterprise holds a majority of the variable interests of an entity, it would be considered the primary beneficiary. The primary beneficiary would be required to include assets, liabilities and the results of operations of the variable interest entity in its financial statements. This interpretation applies immediately to variable interest entities that are created, or for which control is obtained after, January 31, 2003. For variable interest entities created prior to February 1, 2003, the provisions would be applied effective July 1, 2003. The Company has no variable interest entities and therefore the interpretation has no impact on our financial statements.

                           Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                           Reclassifications

Certain prior year amounts have been reclassified to conform with the fiscal 2003 presentation.

(2) Adoption of Accounting Pronouncements

In July 2001, the FASB issued Statement of Financial Accounting
Standards No. 141, "Business Combinations" which supersedes APB
Opinion No. 16, "Business Combinations". SFAS No. 141 eliminates the pooling-of-interests method of accounting for business combinations and modifies the application of the purchase accounting method. The elimination of the pooling-of-interests method is effective for

                                  D-34

transactions initiated after June 30, 2001. The remaining provisions of SFAS No. 141 are effective for transactions accounted for using the purchase method that are completed after June 30, 2001. The Company adopted SFAS No. 141 during the first quarter of fiscal 2002 (effective May 1, 2001). Adoption of the Statement did not have an impact on the Company, as the Company has not historically had pooling-of-interest transactions and had not initiated any business combinations after June 30, 2001.

During the first quarter of fiscal 2002 (effective May 1, 2001), the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Intangible Assets", which supercedes APB Opinion No.
17, "Intangible Assets". SFAS No. 142 eliminates the current requirement to amortize goodwill and indefinite-lived intangible assets, addresses the amortization of intangible assets with a defined life and addresses the impairment testing and recognition of goodwill and intangible assets. The following information describes the impact that the adoption of SFAS No. 142 had on net loss and net loss per common share for the fiscal years ending April 30:

                                   2003         2002            2001
                                 _______________________________________


Net Loss                        ($142,965)   ($99,329)       ($500,714)
Add Back:  Goodwill Amortization       --          --          $26,068
                                 _______________________________________
Adjusted Net Loss               ($142,965)   ($99,329)       ($474,646)
                                 =======================================
Net Loss per Common Share -
 Basic and Diluted                  ($.05)      ($.04)           ($.18)
Goodwill Amortization                 $--         $--             $.01
                                 ________________________________________

Adjusted Net Loss                   ($.05)      ($.04)           ($.17)
                                 ========================================

(3) Inventories

Inventories are summarized as follows:


                              April 30, 2003       April 30, 2002
______________________________________________________________________

Raw Materials                   $74,113               $174,113
Finished Goods                  223,927                219,499
                             _________________________________________
                               $298,040               $393,612

                             =========================================

In fiscal 2003, the Company recognized an inventory write-down charge of $100,000 related to Med raw materials. The charge to reflect the estimated net realizable value of inventories is reflected within the cost of revenues.

(4) Property, Plant and Equipment

Property, plant and equipment are summarized as follows:


                                       April 30, 2003    April 30, 2002
Machinery and equipment                   $28,048            $46,438
Furniture and fixtures                     76,294             76,571
Leasehold improvements                     18,215             18,215
Automobiles and trucks                    208,353            197,615
Rental and demonstration equipment        200,989            222,652
                                       _________________________________

Total property and equipment              531,899            561,491
Less accumulated depreciation and
 amortization                             390,847            380,708
                                       _________________________________

Net property and equipment               $141,052           $180,783
                                       =================================

                                  D-35

(5) Note Receivable - Related Party

On December 31, 2002, the Company advanced $161,865 pursuant to a note receivable to New Valu, Inc., a related party controlled by members of the Koffman family, of which David Koffman and Robert Nolt are officers of. The note is payable on demand with an annual interest rate of 5.5%.

(6) Borrowings Under Lines of Credit

The Company has two lines of credit which are split between the AVES and Med subsidiaries. The AVES line of credit is secured by the related accounts receivable and inventories, and provides for borrowings up to $750,000 through September 30, 2003. The Med line of credit is guaranteed by AVES, and provides for borrowing up to $500,000 through September 30, 2003. The borrowings under the lines of credit bear interest at prime, which was 4.25% and 4.75% at April 30, 2003 and 2002, respectively. The Company had $1,000,000 and $951,000 available under the lines of credit at April 30, 2003 and 2002, respectively.

There are no financial covenants associated with the lines of credit.

(7) Long-term Debt - Related Parties

Long-term debt with related parties is summarized as follows:

                                                   2003          2002
                                                 _______________________

Subordinated note payable due December 2004;
 quarterly interest payments at fixed interest
 rate of 7.5%                                     $850,000      $850,000
Subordinated notes payable due December 2004;
 quarterly interest payments at fixed interest
 rate of 8%                                       $524,993      $524,993
                                                 _______________________

                                                 1,374,993     1,374,993
Less:  Current Installments                        161,332       161,332
                                                 _______________________

                                                $1,213,661    $1,213,661
                                                 =======================

The Company has an $850,000 unsecured subordinated note payable to a related party. The note requires annual principal payments of $100,000 due on December 31. The note matures in December 2004, at which time the entire unpaid principal balance plus accrued interest is due. Due to the Company's cash flow position, unpaid principal aggregating $250,000 has been waived until the maturity date of the note. Interest expense on the note payable aggregated $63,750, $63,750 and $67,852 in fiscal 2003, 2002 and 2001, respectively. Cash paid for interest on the note was $0, $0 and $51,915 in fiscal 2003, 2002 and 2001, respectively.

Additionally, the Company has an aggregate $524,993 of unsecured subordinated notes to related parties. These notes require combined annual principal payments of $61,332 due on December 31. The notes mature in December 2004, at which time the entire unpaid principal balance plus accrued interest is due. Due to the Company's cash flow position, unpaid principal aggregating $157,056, has been waived until the maturity date of the notes. Interest expense on the subordinated notes aggregated $41,998, $41,998 and $43,142 in fiscal 2003, 2002 and
2001, respectively. Cash paid for interest on the subordinated notes was $0, $0 and $32,642 in fiscal 2003, 2002 and 2001, respectively.

Accrued interest - related parties in the consolidated balance sheets includes unpaid interest on the subordinated notes to related parties, and $397,463 of unpaid interest relating to certain debentures converted to equity in fiscal 1999. The unpaid interest relating to the historical debentures was waived by the holders of these notes until December 2004.

                                  D-36

The aggregate maturities of all long-term debt for the fiscal years subsequent to April 30, 2003 are summarized as follows:


                          2004         $161,332
                          2005       $1,213,661
                                     __________

                                     $1,374,993
                                     ==========

(8) Stock Options

The Company's Stock Option Plan (Plan) allows for the granting of
250,000 options to purchase shares of the Company's common stock.  The
Plan provides for the granting to employees and to others who are in a position to make significant contributions to the success of the Company and its subsidiaries. The options granted may be either incentive stock options (ISO's) as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or options that are not incentive options (NSO's), or both. The exercise price of each option shall be determined by the Board but, in the case of an incentive stock option, shall not be less than 100% (110% in the case of an incentive stock option granted to a 10% stockholder) of the fair market value of the stock subject to the option on the date of grant; nor shall the exercise price of any stock option be less, in the case of an original issue of authorized stock, than par value.

Stock options shall be exercisable during such period or periods as the Board may determine, but in no case after the expiration of ten years (five years in the case of an incentive stock option granted to a ten percent stockholder) from the date of grant. At the discretion of the Board, options may be exercisable (i) in full upon grant or (ii) over or after a period of time conditioned on satisfaction of certain Company, division, group, office, individual or other performance criteria, including the continued performance of services to the Company or its subsidiaries.

Unexercised stock options expire on the earlier of (i) the date that is ten years from the date on which they were granted (five years in the case of an incentive stock option granted to a ten percent stockholder),
(ii) the date of the termination of an option holder for any reason other than termination not for cause, death or disability (as defined in the Plan), or (iii) the earlier of one year, or the expiration date of such option, from the date of the optionee's disability or death.

During fiscal 2002, the Company granted 187,500 stock options under this Plan. Information relating to option activity under this Plan are summarized as follows:

                             Shares
                            __________
                               ISO
                         __________________
                                                    Option  Weighted Average
                       Employee   Director  Total    Price   Exercise Price
                       _____________________________________________________
Outstanding at
 April 30, 2001        --         --        --        --       --
  Issued              107,500     80,000    187,500  $.50     $.50
  Cancelled            (7,500)    --         (7,500)  --       --
                      ______________________________________________________
Outstanding at
 April 30, 2002       100,000     80,000    180,000  $.50     $.50
  Issued              --          --        --        --       --
  Cancelled           --         (10,000)   (10,000)  --       --
                      ______________________________________________________

Outstanding at
 April 30, 2003       100,000     70,000    170,000  $.50     $.50
                      ======================================================
Shares Exercisable at
 April 30, 2003       100,000     70,000    170,000  $.50     $.50
                      ======================================================

Shares available for
 Grant at April 30, 2003                     80,000
                      ===============================

                                  D-37

(9) Preferred Stock of Subsidiary

In October 2000, the Company authorized 20,000 shares of Fisher Medical
8% Senior Cumulative Convertible Preferred Stock. The preferred stock has a stated value of $150 per share, which was subsequently amended to $100 per share. The preferred shares are redeemable by the Company at any time at a redemption price of $100 per share. The preferred shares are voting and each share is convertible into an equal number of Fisher Medical Corporation common stock shares on a one to one basis. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of preferred stock are entitled to distribution or payment, before any distributions or payments to holders of common stock. The holders of preferred shares are entitled to receive, when declared by the Board of Directors, out of funds legally available for that purpose, cumulative semi-annual dividends at the rate of 8% per annum, commencing on April 30, 2001. As of April 30, 2001 the Company had issued 4,295 shares of Fisher Medical Senior Cumulative Convertible Preferred Stock for $429,500. As discussed in Note 13, the Company relinquished control of Fisher and has deconsolidated Fisher effective October 1, 2001.

(10) Income Taxes

Income tax expense (benefit) consist of the following:

                               Current    Deferred       Total
                               ________________________________

Year Ended April 30, 2003
  Federal                     ($5,048)         $--      ($5,048)
  State                        $1,743          --        $1,743
                               _________________________________

                              ($3,305)         $--      ($3,305)
                               =================================

Year Ended April 30, 2002
  Federal                          --          $--           --
  State                          $768           --         $768
                               _________________________________

                                 $768          $--         $768
                               =================================

Year Ended April 30, 2001
  Federal                    ($11,144)         $--     ($11,144)
  State                            --           --           --
                              __________________________________

                             ($11,144)         $--     ($11,144)
                              ==================================

A reconciliation of the expected consolidated income tax expense
(benefit), computed by applying the U.S. Federal corporate income tax rate of 34% to loss before income taxes, to income tax expense (benefit), is as follows:

                                2003             2002         2001
                               _______________________________________

Expected tax benefit          ($49,732)        ($33,551)   ($174,032)
State income taxes net of
 Federal Benefit                 1,150             507           --
Change in valuation allowance    9,000           20,000      166,754
Non-deductible expenses         26,180            1,746        7,271
Over Accrual of Prior Year Taxes    --               --      (11,144)
Effect of graduated Federal
 income tax rates               11,750           11,750           --
Other, net                      (1,653)             276            7
                               _________________________________________


                               ($3,305)            $768     ($11,144)
                               =========================================

                                  D-38

The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at April 30, are as follows:

                                                   2003        2002
Deferred tax assets:
 Allowance for doubtful accounts                   $32,000    $37,000
 Allowance for obsolete inventories/unicap costs    42,000     12,000


 Property, plant and equipment, principally due
  to differences in depreciation                    26,000     41,000
Accrued compensation                               151,000    147,000
 Net operating loss carryforwards and tax
  credits                                        3,829,000  3,834,000
                                                 _____________________

Total gross deferred tax assets                    4,080,000  4,071,000
Less valuation allowance                          (4,080,000)(4,071,000)
                                                   _____________________

Net deferred tax assets                                  $--        $--
                                                   =====================

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As a result of this assessment, management has recorded a valuation allowance amounting to the entire deferred tax asset balance at April 30, 2003 and 2002.

At April 30, 2003, the Company has net operating loss carryforwards for Federal tax purposes of approximately $11,247,000, which are available to offset future taxable income, if any, through 2021.

(11) Related Party Transactions

At April 30, 2003 and 2002, the Company had accrued unpaid wages aggregating $443,665 and $431,469, respectively. The unpaid wages relate to salary deferral by the President of the Company for prior services rendered. The terms of the salary deferral is such that the President of the Company has agreed to defer his salary until which time the working capital position of the Company improves. Based upon the written intent of the parties, the Company has reflected $81,000 as a current liability within accrued salaries in the consolidated balance sheet at April 30, 2003 and 2002, respectively, and reflected $362,665 and $344,272 as a long-term liability (deferred compensation) in the consolidated balance sheet at April 30, 2003 and 2002, respectively.

In fiscal 1999, the Company's President exchanged debt for common stock of the Company. At the time of conversion, the unpaid interest on the original debt, which aggregated $107,047, was waived by the President until such time as the Company's working capital position improves. At April 30, 2003, the waived interest balance of $107,047 is reflected as a long-term liability based upon the intent of the parties and is displayed in accrued interest - related parties in the consolidated balance sheet.

(12) Commitments

The Company is obligated under a non-cancelable operating lease agreement that expires in September 2011. Future minimum lease payments related to this lease is as follows:

                                  D-39

                        2004                 90,000
                        2005                 90,000
                        2006                 90,000
                        2007                 90,000
                       2008 and thereafter  397,500
                                            _______

                                           $757,500
                                            =======

Rental expense for operating leases was $90,000, $105,547 and $101,185 for the years ended April 30, 2003, 2002, and 2001, respectively.

(13) Divestiture of Fisher

In January 2000, the Company, through a newly formed, wholly owned subsidiary, Fisher Medical Corporation (Fisher), entered into an Asset Purchase Agreement with Fisher Medical LLC (LLC), a development stage developer, manufacturer, and distributor of medical supplies and equipment for hospitals, nursing homes and individuals. Under the terms of the agreement, Fisher purchased all of the assets of LLC for cash of $215,000.

LLC remained the owner of certain intellectual property utilized in Fisher's medical products line. The owner of LLC was Steve Fisher who also became a member of the board of directors of the Company. Fisher also negotiated a five-year technology license with LLC, which conveyed certain technology rights developed by Trlby Innovative LLC of Torrington, Connecticut. The acquisition was accounted for under the purchase method of accounting.

Fisher continued to develop medical supply products with the financing provided by the Company. The Company initially utilized its existing working capital and lines of credit to fund Fisher's development efforts. The development time horizon exceeded the projected investment horizon as determined by the Company. Due to the need for additional funding for this development, the Company endeavored to infuse additional capital into Fisher with a private placement of preferred stock. In 2000, the Company sold $429,500 of newly issued Fisher Medical preferred stock. The Company continued to seek new capital via the preferred stock offering to various potential investors in 2001.

In September 2001, the Company received a proposal from Alberdale LLC to provide a $500,000 bridge loan to Fisher, which is convertible, under certain conditions, to Fisher common stock. In addition to the bridge loan, Alberdale was proposing to offer a new series of preferred stock for equity financing to continue the operations of Fisher. As a condition to this refinancing, Alberdale required that Jayark contribute 50% of its Fisher Medical Corporation common stock to the new refinanced entity, as well as provide an option for Alberdale to purchase the remaining 50% common interest the Company would hold in Fisher at predetermined amounts ranging from approximately $915,000 to $1,464,000 for periods not exceeding 15 months.

On October 1, 2001 the Company approved the merger of its wholly owned subsidiary, Fisher Medical Corporation with Fisher Medical LLC, the owner of the intellectual property utilized in Fisher's medical products line. Pursuant to the merger agreement, the Company assigned 50% of its common equity holdings in Fisher Medical Corporation to the sole member of Fisher Medical LLC, Dr. Stephen Fisher. Dr. Fisher serves as President of Fisher Medical Corporation and as a Director of the Company. As a result of this transaction, the Company has effectively relinquished its control of Fisher Medical Corporation; however given its continuing 50% common stock ownership interest, the Company will account for its investment on the equity method prospectively commencing October 1, 2001. The Company has no future obligations to fund any deficits of the merged entity or any commitments to provide future funding.

As of October 1, 2001, the Company had invested approximately $1,248,000 of cash in Fisher and incurred net losses as 100% owner of approximately

                                  D-40

$1,509,000; therefore the Company's net investment and advance position at the date of the divestiture was a negative balance of approximately $261,000. In connection with the transaction, the Company received from the merged entity a five-year $525,715 promissory note, which represents a portion of the aforementioned advances the Company had made during its 100% ownership period. The note is secured by all assets of the company except the intellectual property. There can be no assurances that the merged entity will be successful in completing the development of its products or in the raising of the additional working capital required.

Additionally, since the merged entity has minimal liquidation value, the note is deemed not to be collectible. Accordingly, the Company has not assigned any value to this note and has recognized its divestiture of its net investment of $261,455 at October 1, 2001 as an increase in additional paid in capital, which reduces the investment in Fisher to
zero.   The Company has not recognized its 50% share of losses of the merged entity in the post transaction period of October 1 to January 31, 2002 as its investment is reflected as zero.

The net liabilities of Fisher at October 1, 2001 deconsolidated as a result of the divestiture are as follows:

     Accounts Receivable - Trade              $31,350
     Inventories                               85,001
     Other Current Assets                      16,134
     Property, Plant & Equipment, Net         361,418
     Goodwill                                  90,432
     Patent, Net                               57,546
     Accounts Payable and Accrued Expenses   (295,817)
     Accrued Salaries                        (177,415)
     Other Current Liabilities                   (604)

     Preferred Stock                         (429,500)
                                             _________


                                            ($261,455)
                                             =========

In connection with the transaction, the Company was granted warrants to purchase 47,190 shares of common stock of the merged entity at $10 per share, which expire in three years.

As the Company has relinquished its control of Fisher, it has effectively deconsolidated Fisher as of October 1, 2001 and reflected its recorded excess losses as additional paid-in-capital. As the Company experienced no historical successes as 100% owner, and has no tangible evidence of its historical investment recoverability, it has reflected its equity investment position at zero. In the event the merged entity is successful in the future, the Company would record its 50% interest in the earnings, if any, to the extent that they exceed equity losses not otherwise recorded, and could experience subsequent gains resulting from the repayment of the note receivable, if such amounts are collected, and from the proceeds of the Alberdale buyout option, if exercised.
However, as described above, due to the uncertainties over the ultimate recoverability of the note or the exercise of the option, no value has been assigned to either.

The following unaudited pro forma financial information presents the combined results of operations of the Company as if the divestiture of Fisher had taken place as of May 1, 1999. The unaudited pro forma information has been prepared by the Company based upon assumptions deemed appropriate and takes into consideration the elimination of Fisher operating activities included in the consolidated statements of operations for the periods presented herein.

                                  D-41

                                  2003           2002          2001
                                ________________________________________

Net Revenues                     $9,915,954   $11,381,126   $12,857,841

Net Income (Loss)                 ($142,965)     $260,380      $304,061
                                ========================================
Net Income (Loss) per Common
 Share - Basic and Diluted:           ($.05)         $.09          $.11
                                ========================================

The unaudited pro forma information presented herein are shown for illustrative purposed only and are not necessarily indicative of the future financial position or future results of operations of the Company and does not necessarily reflect the results of operations that would have occurred had the transaction been in effect for the periods presented. The unaudited pro forma information should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

As of April 30, 2002, the $500,000 Alberdale LLC bridge loan to Fisher provided by Hobart Associates II, LLC (Hobart) was in default and the Company's $525,715 five-year promissory note to Fisher was also in default. Both notes provided for the acceleration of the notes and the transfer of the secured assets to the note holders upon an event of default. In order to avoid liquidation of Fisher, Hobart and the Company proposed a restructuring program for Fisher. On June 3, 2002 Stephen Fisher Sr. (President of Fisher), Fisher, Hobart and the Company entered into the Fisher Medical Restructuring Agreement (the Agreement). Under the terms of the Agreement, Hobart and the Company formed a new corporation, Unisoft International Corporation ("UIC"). UIC will assume the international rights for sale and marketing of Fisher's Unisoft mattress and all associated products, designs, and all rights related thereto, as well as certain employees and their obligations. As part of the agreement, UIC will commit to a supply contract with Fisher with a guaranteed minimum order quantity.

In addition, UIC must assume the Fisher promissory notes payable to Hobart and the Company. The Company will also contribute its 500,000 shares of common stock of Fisher and Hobart will contribute $250,000 to UIC, resulting in both the Company and Hobart owning approximately 36% of UIC. The Company's 36% interest is comprised of 100,000 shares of common stock and 60,000 shares of Super Voting Series A Preferred Stock. Each share of Series A Preferred Stock provides for 5 shares of voting rights for each share of common stock. Hobart and UIC have an option to purchase approximately 95% of Jayark's interest in UIC for approximately $800,000 for a one-year period. Alberdale LLC's option to purchase 50% of Jayark's common interest in Fisher was converted in 20,000 shares of UIC common stock under the restructuring.

There can be no assurances that the new entity will be successful in selling and marketing the Unisoft internationally or the raising of the additional working capital required to sustain the business. The Company has no future obligations to fund any deficits of the new entity or any commitments to provide funding. Due to the uncertainties over the ultimate recoverability of its investment in UIC, no value has been assigned.

(14) Segment and Related Information

The Company operated in three reportable business segments as follows:

AVES Audiovisual Systems, Inc. ("AVES") distributes and rents a broad range of audio, video and presentation equipment, and supplies. Its customer base includes businesses, churches, hospitals, hotels and educational institutions.

MED Services Corp. ("Med") historically has engaged various contractors to design and develop specialty medical equipment for its distribution. Its customer base in 2002 included companies that sell and rent durable

                                  D-42

medical equipment to hospitals, nursing homes and individuals. The decision was made by management in January 2003, due to continued economic decline through the third quarter of fiscal 2003, coupled with continued curtailments in healthcare spending, and due to the lack of any firm purchase commitments for finished beds, to cease any further development of the NetSafe Enclosure Bed. As the Company is not posturing to convert the existing component parts portion of the inventory into saleable items in the future, the Company wrote down 100 percent of the component parts inventory value at January 31, 2003. Med's marketing approach with respect to the remaining inventory ($102,000) is to continue to pursue those parties who have previously expressed an interest in the product.

Effective October 1, 2001, the Company approved the merger of its formerly wholly owned subsidiary, Fisher Medical Corporation ("Fisher") with Fisher Medical LLC. As a result, the Company has relinquished control of Fisher and has deconsolidated Fisher effective October 1, 2001.

The following table reflects the results of the segments consistent with the Company's internal financial reporting process. The following results are used in part, by management, both in evaluating the performance of, and in allocating resources to, each of the segments.

                                                    Corporate
                                                        and
                         AVES      Fisher  Med      Unallocated  Consolidated
                         ___________________________________________________

Year Ended April 30, 2003
Net Revenues           $9,915,954    $--       $--           $--   $9,915,954
Inventory Write-Down           --     --  $100,000            --     $100,000
Depreciation and
 Amortization              59,460     --     5,985            --       65,446
Operating Income (Loss)   431,746     --  (114,474)     (366,697)     (49,425)
Interest (Expense) Income  63,517    --    (10,670)     (153,076)    (100,229)
Net Income (Loss)         318,646     --  (125,877)     (335,734)    (142,965)

Year Ended April 30, 2002
  Net Revenues        $11,372,588 $34,411    $8,538           $--  $11,415,537
Depreciation and
Amortization               60,753   56,114     5,985            --      122,852
Operating Income (Loss)   686,578 (367,724)  (12,968)     (303,199)       2,687
Interest (Expense)
 Income                    45,382  (21,985)   (6,828)     (131,717)    (115,148)
Net Income (Loss)         565,860 (389,709)  (20,563)     (254,917)     (99,329)

Year Ended April 30, 2001
Net Revenues           12,857,841   28,650        --            --   12,886,491
Depreciation and
 Amortization              92,407  100,875     5,648            --      198,930
Operating Income (Loss)   634,030 (862,053)  (10,761)     (134,096)    (372,880)
Interest (Expense)
 Income                    49,243  (62,723)    6,691      (133,345)    (140,134)
Net Income (Loss)         504,428 (924,775)   (4,070)      (76,297)    (500,714)

Total Identifiable Assets
 at April 30, 2003      2,460,810       --   113,063       195,272    2,769,145
Goodwill at
 April 30, 2003           204,662       --        --            --      204,662


Total Identifiable Assets
 at April 30, 2002      2,355,952      --    227,764       300,341    2,884,057
Goodwill at
 April 30, 2002           204,662      --         --            --      204,662

                                  D-43

Intersegment transactions include a management fee between Corporate and

Fisher for the year ended April 30, 2002 and 2001 of $30,000 and $120,000, respectively.

(15) Quarterly Financial Data (Unaudited)

The following table sets forth certain unaudited quarterly financial information for the years ended April 30, 2003 and 2002:

                                      2003 Quarter Ended
                     July 31     October 31     January 31      April 30
                     _______________________________________________________
Net Revenues        $2,888,525  $2,730,974     $2,310,476      $1,985,979
                     =======================================================
Cost of Revenues     2,462,559   2,306,982      2,051,193       1,588,224
                     =======================================================
Net Income (Loss)       (7,126)     39,551       (128,087)        (47,303)
                     =======================================================
Basic and Diluted Net
 Income (Loss) per
 Common Share:           ($.00)       $.01          ($.05)          ($.02)
                     =======================================================

                                        2002 Quarter Ended
                      July 31     October 31     January 31     April 30
                      ______________________________________________________
Net Revenues         $3,716,702  $3,017,302      $2,233,040     $2,448,493
                      ======================================================
Cost of Revenues      3,101,171   2,564,396       1,812,437      1,951,751
                      ======================================================


Net Income (Loss)       (74,152)   (103,532)          7,895         70,460
                      ======================================================
Basic and Diluted Net
 Income (Loss) per
 Common Share:            ($.03)      ($.04)           $.00           $.03
                      ======================================================

(16) Going Private Transaction

In February 2003, the Company filed a Preliminary Proxy Statement regarding a Special Meeting of Stockholders. In June 2003, the Company filed an Amended Preliminary Proxy Statement in response to SEC comment letters. At this special meeting, the shareholders will be asked to consider and vote upon the adoption of an Agreement and Plan of Merger, dated February 3, 2003, providing for the merger of J Merger Corp. ("Merger Corp"), a newly formed Delaware corporation, into Jayark.
Merger Corp is a wholly owned subsidiary of J Acquisition Corp, a Nevada Corporation ("Parent"), which was formed for the purpose of the merger and is owned by certain officers and directors of Jayark and their affiliates.

In accordance with the merger, each outstanding share of common stock will be converted into the right to receive $.40 in cash, except for shares held by Parent and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. If the stockholders of Jayark adopt the merger agreement, Jayark will no longer be a publicly traded company.

The merger will not be complete without the affirmative vote of holders of a majority of the outstanding shares of common stock to adopt the merger agreement. The Parent has agreed to vote all shares of common stock owned by it in favor of the adoption of the merger agreement. The Parent currently owns approximately 75% of the outstanding common stock. The Board of Directors of Jayark Corporation has unanimously approved the merger agreement.

Any stockholder who does not vote in favor of adopting the merger agreement and who properly demands appraisal under Delaware law will have the right to have the fair value of his shares determined by a Delaware court.

                                  D-44

                               Certifications

I, David L. Koffman, certify that:

1. I have reviewed this annual report on Form 10K of Jayark Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

	a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

	b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

	c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

	a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

	(b) any fraud, whether or not material, that involves management or other

	employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ David L. Koffman               	 	   		July 28, 2003
David L. Koffman, President
Chief Executive Officer

                                  D-45


I, Robert C. Nolt, certify that:

1. I have reviewed this annual report on Form 10K of Jayark Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

	(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

	(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

	(c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

	(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

	(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


/s/ Robert C. Nolt  				  		July 28, 2003
Robert C. Nolt
Chief Financial Officer
                                  D-46

Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jayark Corporation (the "Company") on Form 10-K for the fiscal year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Koffman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David L. Koffman               	 	   		July 28, 2003
David L. Koffman, President
Chief Executive Officer

Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jayark Corporation (the "Company") on Form 10-K for the fiscal year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Nolt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Nolt  				  		July 28, 2003
Robert C. Nolt
Chief Financial Officer
                                  D-47

Exhibit Index

3(1)	Certificate of Incorporation of the Company.  Incorporated
herein by reference to the Company's Proxy Statement for its 1991
Annual Meeting of Shareholders, Exhibit B thereto.

3(2)	Bylaws of the Company.  Incorporated herein by reference to the
Company's Proxy Statement for its 1991 Annual Meeting of Shareholders, Exhibit C thereto.

4(1)	Specimen Certificate of Common Stock, par value $0.30 per share, incorporated herein by reference from Registration Statement on Form S-1, File Number 2-18743, Exhibit 4 thereto.

4(2)	12% Convertible Subordinated Debenture due 1994, incorporated herein by reference to the Report on Form 8-K filed January 4, 1990,
Exhibit 28(a) thereto.

4(3)	Registration rights agreement dated as of December 20, 1989, by and between the Company and Rosalco, Inc., incorporated herein by reference to the Report on Form 8-K filed January 4, 1990, Exhibit 28(c) thereto.

10(1)1981 Incentive Stock Option Plan, as amended as of December 15, 1989, incorporated herein by reference to the Annual Report on Form 10-K for the year ended April 30, 1990, Exhibit 10(1) thereto.

10(2)	Notes and Loan and Security Agreements (Inventory & Accounts
Receivable) each dated as of January 20, 1992, between Jayark Corporation, AVES Audio Visual Systems, Inc., Rosalco, Inc., Rosalco Woodworking, Inc., Diamond Press Company, and State Street Bank & Trust Company of Boston, Massachusetts, incorporated herein by reference from the Annual Report on Form 10-K for the year ended April 30, 1992, Exhibit 10(3) thereto.

10(3)	Letter Agreement dated December 6, 1989, among Arthur Cohen, Burton I.
Koffman, and Richard E. Koffman. Incorporated herein by reference to the Annual Report on Form 10-K for the year ended April 30, 1990, Exhibit 10(3) thereto.

10(4)	Indemnity escrow Agreement dated as of December 20, 1989, by and between the Company, Rosalco, Inc. and certain individuals named therein, incorporated herein by reference to the Report on Form 8-K filed January 4, 1990, Exhibit 28(c) thereto.

10(5)	Factoring Agreements dated as of February 7, 1992, by and between the Company, Pilgrim Too Sportswear, Inc., J.F.D. Distributors, Inc., and others named therein, and Barclays Commercial Corporation, incorporated herein by reference to the Annual Report on Form 10-K for the year ending April 30, 1992, Exhibit 10(10) thereto.

10(6)	Diamond Press Asset Sale and Purchase Agreement dated as of
November 23, 1992 by and between the Company and Harstan, Inc., incorporated herein by reference to the Company's Form 8-K, as amended, as of November 23, 1992, Exhibit 2 thereto.

10(7)	Asset Sale and Lease Termination Agreement, by and between Pilgrim
Too Manufacturing Company, Inc., New Images, Inc., Victor Freitag, Jr.
and wife Gilbert R. Freitag, and Robert E. Skirboll and wife Robin T. Skirboll, dated as of April 2, 1993; Asset Purchase Agreement by and between the Company, Pilgrim Too Sportswear, Inc., Pilgrim Too Manufacturing Company, Inc. Stage II Apparel Corp., Shambuil Ltd., and Pilgrim II Apparel Corp., dated as of April 2, 1993; both incorporated herein by reference to the Company's Form 8-K as of April 2, 1993, Exhibits thereto.

10(8)	Amendment to certain Notes and Loan and Security Agreements each dated as of January 20, 1992, incorporated herein by reference from the Annual Report on Form 10-K for the year ended April 30, 1993, Exhibit 10(8) thereto.

10(9)	Amendment to certain Notes and Loan and Security Agreements each dated as of December 31, 1993, incorporated herein by reference from the Annual Report on Form 10-K for the year ended April 30, 1994, Exhibit 10(9) thereto.

10(10) Asset Purchase Agreement, dated June 5, 1995, among LIB-Com Ltd., Liberty Bell Christmas, Inc., Ivy Mar Co., Inc., Creative Home Products, Inc., and Liberty Bell Christmas Realty, Inc. as the sellers and LCL International Traders, Inc. as the buyer, incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995,
Exhibit 2(a) thereto.

10(11) Asset Purchase Agreement, dated June 5, 1995, between Award Manufacturing Corporation as the seller, and LCL International Traders, Inc., as the buyer, incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 2(b) thereto.

10(12)  Guarantee Agreement, dated June 5, 1995, by Award
Manufacturing Corporation in favor of LCL International Traders, Inc., incorporated herein by reference from the Company's report on Form
8-K dated June 27, 1995, Exhibit 2(c) thereto.

10(13)  Guarantee Agreement, dated June 5, 1995, by LIB-Com Ltd.,
Liberty Bell Christmas, Inc., Ivy Mar Co., Inc., Creative Home Products, Inc., and Liberty Bell Christmas Realty, Inc. in favor of LCL
International Traders, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 2(d) thereto.

10(14)  Promissory Note of LCL International Traders, Inc., due
July 29, 1998, payable to the order of Commerzbank AG, Hong Kong Branch, incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 2(e) thereto.

10(15) Confirmation Letter Agreement dated June 22, 1995, among Citibank, N.A., Commerzbank AG, Bayerische Vereinsbank AG, LCL International Traders, Inc., and Jayark Corporation, incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 2(f) thereto.

10(16)  Factoring Agreement dated June 23, 1995, between LCL
International Traders, Inc. and the CIT Group/Commercial Services, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 99(a) thereto.

10(17) Inventory Security Agreement dated June 23, 1995, between LCL International Traders, Inc. and the CIT Group/Commercial Services, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 99(b) thereto.

10(18)  Letter Agreement dated June 23, 1995, between LCL
International Traders, Inc. and the CIT Group/Commercial Services, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 99(c) thereto.

10(19)  Letter Agreement dated June 23, 1995, between LCL
International Traders, Inc. and the CIT Group/Commercial Services, Inc., Liberty Bell Christmas, Inc., Ivy Mar Co., Inc., and Creative Home Products, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 99(d) thereto.

10(20) Amendment to certain Notes and Loan and Security Agreements each dated as of December 31, 1994, incorporated herein by reference from the Annual Report on Form 10-K for the year ended April 30, 1995, Exhibit 10(20) thereto.

10(21)  Loan and Security Agreements dated April 29, 1996 between
Rosalco, Inc., and State Street Bank & Trust Company of Boston,
Massachusetts.

10(22)  Loan and Security Agreements dated April 29, 1996 between
AVES Audio Visual Systems, Inc., and State Street Bank & Trust Company of Boston, Massachusetts.

10(23) First amendment to Loan and Security Agreements dated as of September 19, 1996 between Rosalco, Inc. and State Street Bank & Trust Company of Boston, Massachusetts.

10(24) Agreement of Extension of Maturity of 12% Convertible Subordinated Debentures dated April 30, 1990.

10(25) Forbearance and Modification Agreement dated March 12, 1997, between Jayark Corporation, Rosalco, Inc., AVES Audio Visual Systems, Inc., David L. Koffman, and State Street Bank and Trust Company of Boston, Massachusetts.

10(26) Stock Pledge Agreement dated March 12, 1997, between Jayark Corporation and State Street Bank and Trust Company of Boston,
Massachusetts.

10(27) Subordination Agreement dated March 12, 1997, between Jayark Corporation, Rosalco, Inc., AVES Audio Visual Systems, Inc., David L. Koffman, and State Street Bank and Trust Company of Boston, Massachusetts.

10(28) Revolving Note dated March 12, 1997 between Jayark Corporation and A-V Texas Holding, LLC.

10(29) Stock Pledge Agreement dated March 12, 1997 between Jayark
Corporation and A-V Texas Holding, LLC.

10(30) Stock Warrant to purchase 3,666,667 shares of common stock dated March 12, 1997 between Jayark Corporation and A-V Texas Holding, LLC.

10(31) Commercial Security Agreement dated February 18, 1997, between AVES Audio Visual Systems, Inc. and BSB Bank and Trust Company.

10(32) Promissory Note dated February 18,1997, between AVES Audio Visual Systems, Inc. and BSB Bank and Trust Company.

10(33) Commercial Guaranty dated February 18, 1997, between AVES
AudioVisual Systems, Inc., David L. Koffman and BSB Bank and Trust
Company.

10(34) Subordinated Promissory Note date March 12, 1997 between
Rosalco, Inc. and Jayark Corporation.

10(35) Second Forbearance and Modification Agreement dated June 1, 1997, between State Street Bank and Trust Company of Boston, Massachusetts, Rosalco, Inc., and Jayark Corporation.

10(36) Stock Warrant to purchase 500,000 shares of common stock dated March 12, 1997 between Jayark Corporation and A-V Texas Holding, LLC.

10(37) Certificate of Amendment of The Certificate of Incorporation of Jayark Corporation dated July 10, 1998.

10(38) Purchase and Sale Agreement dated June 1, 1998, between
Vivax Medical Corporation and MED Services Corp.

10(39) Distribution Agreement dated June 1, 1998, between MED Services Corp. and Vivax Medical Corporation.

10(40) Revolving Line of Credit Grid Promissory Note dated August 7, 1998, between MED Services Corp. and Atlantic Bank of New York.

10(41) Security Agreement dated August 7, 1998, between MED Services Corp. and Atlantic Bank of New York.

10(42) Amendment to certain 12% Convertible Subordinated Debentures dated April 30, 1990.

10(43) Amendment to certain Note dated March 12, 1997 between Jayark Corporation and A-V Texas Holding, LLC.

10(44) Asset Purchase Agreement dated January 5, 2000, between Fisher Medical LLC and Fisher Medical Corporation.

10(45)   Technology License dated January 5, 2000, between Fisher
Medical LLC and Fisher Medical Corporation.

10(46) Employment Agreement dated January 5, 2000, between Fisher Medical Corporation and Stephen Fisher, Jr.

10(47) Non-Disclosure and Non-Competition Agreement dated January 5, 2000, between Fisher Medical Corporation and Stephen Fisher, Jr.

10(48) Employment Agreement dated January 5, 2000, between Fisher Medical Corporation and Stephen Fisher, Sr.

10(49) Non-Disclosure and Non-Competition Agreement dated January 5, 2000, between Fisher Medical Corporation and Stephen Fisher, Sr.

10(50) Amendment to Employment Agreement dated August 25, 2000, between Fisher Medical Corporation and Stephen Fisher, Sr.

10(51) Amendment to Employment Agreement dated August 25, 2000, between Fisher Medical Corporation and Stephen Fisher, II.

10(52) Articles of Merger of Fisher Medical Corporation and Fisher Medical LLC effective October 1, 2001

10(53) Agreement and Plan of Merger of Fisher Medical LLC with and into Fisher Medical Corporation effective October 1, 2001.

                                  D-52

                               APPENDIX E

                               UNITED STATES
                      Securities and Exchange Commission
                            Washington, DC 20549

                                 FORM 10-K/A
                               AMENDMENT NO. 1

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   For the fiscal year ended April 30, 2003

                                     Or

[ ] Transition Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

For the Transition period from          to

                       Commission File Number 0-3255

				JAYARK CORPORATION
       (Exact name of registrant as specified in its charter)

         DELAWARE                             13-1864519
   (State of incorporation)	    (IRS Employer Identification No.)

300 Plaza Drive, Vestal, New York                    13850
(Address of principal executive office)            (Zip Code)

Telephone number, including area code:       (607) 729-9331

Securities registered pursuant to Section 12(b) of the Act:	None

Securities registered pursuant to Section 12(g) of the Act:	Common Stock,
                         par value $.01 per share

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                           YES [X] NO [  ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (section 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form
10-K.   [  ]

      The aggregate market value of the voting stock held by non-affiliates of the Registrant is $81,281 as of July 16, 2003.

                                  E-1

The number of shares outstanding of Registrant's Common Stock is 2,766,396 as of July 16, 2003.


PRELIMINARY NOTE

This amendment to the Registrant's Annual Report on Form 10-K for the fiscal year ended April 30, 2003 is being filed to amend Item 14 in its entirety to read as set out below. No revisions have been made to the Registrant's financial statements or any other disclosure contained in such Annual Report.

PART IV

                     Item 14.  Controls and Procedures

Based on our management's evaluation (with the participation of our principal executive officer and principal financial officer), as of the end of the period covered by this report, our principal executive officer and principal financial officer have concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) are effective to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms.

There was no change in our internal control over financial reporting during our fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

                             E-2

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JAYARK CORPORATION

By:
/s/ David L. Koffman	Chairman of the Board and Director  September 24, 2003
DAVID L. KOFFMAN

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


/s/David L. Koffman   Chairman of the Board, President,   September 24, 2003
DAVID L. KOFFMAN      Chief Executive Officer and Director

/s/Frank Rabinovitz   Executive Vice President, Chief    September 24, 2003
FRANK RABINOVITZ      Operating Officer and Director

/s/Robert C. Nolt     Chief Financial Officer and        September 24, 2003
				Director
ROBERT C. NOLT

/s/Arthur G. Cohen    Director                           September 24, 2003
ARTHUR G. COHEN

/s/Jeffrey P. Koffman Director                           September 24, 2003
JEFFREY P. KOFFMAN

/s/Richard Ryder      Director                           September 24, 2003
RICHARD RYDER

/s/Paul Garfinkle     Director                           September 24, 2003
PAUL GARFINKLE

                             E-3

                         Certifications

I, David L. Koffman, certify that:

1. I have reviewed this annual report on Form 10K of Jayark Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ David L. Koffman                                 September 24, 2003
David L. Koffman, President
Chief Executive Officer

                             E-4

I, Robert C. Nolt, certify that:

1. I have reviewed this annual report on Form 10K of Jayark Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

(c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


/s/ Robert C. Nolt                                      September 24, 2003
Robert C. Nolt
Chief Financial Officer


Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                  E-5

In connection with the Annual Report of Jayark Corporation (the "Company") on Form 10-K for the fiscal year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Koffman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David L. Koffman                                     September 24, 2003
David L. Koffman, President
Chief Executive Officer

Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jayark Corporation (the "Company") on Form 10-K for the fiscal year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Nolt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Nolt                                    September 24, 2003
Robert C. Nolt
Chief Financial Officer
                             E-6

                               APPENDIX F

                             UNITED STATES
                    Securities and Exchange Commission
                          Washington, DC 20549

                               FORM 10-Q

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended: July 31, 2003

                                   Or

[  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


For the transition period from ______________ to ________________

                                   0-3255
                            (Commission File Number)

                              JAYARK CORPORATION

            (Exact name of registrant as specified in its charter)

                                  DELAWARE
                (State or other jurisdiction of incorporation)

                                13-1864519
                   (IRS Employer Identification No.)

                  300 Plaza Drive, Vestal, New York 13850
           (Address of principal executive offices) (Zip Code)

                              (607) 729-9331
            (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

YES [X] NO [   ]


Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

           Class                     Outstanding at September 2, 2003
Common Stock $0.01 Par Value                   2,766,396

                                  F-1

                    Jayark Corporation and Subsidiaries

                                  INDEX

Part I.  FINANCIAL INFORMATION                                         Page

Item 1.  Consolidated Condensed Financial Statements (Unaudited)

         Consolidated Condensed Balance Sheets - July 31, 2003
         and April 30, 2003 Unaudited)...................................3

         Consolidated Condensed Statements of Operations - Three Months
	   Ended July 31, 2003 and 2002 (Unaudited)........................4

         Consolidated Condensed Statements of Cash Flows -
         Three Months Ended July 31, 2003 and 2002(Unaudited)............5

         Notes to Consolidated Condensed Financial Statements
         (Unaudited).....................................................6


Item 2.  Management's Discussion and Analysis of Financial
         Condition and Results of Operations.............................8-13

Item 3.  Quantitative and Qualitative Disclosures About Market Risk......13

Item 4.  Controls and Procedures.........................................13

Part II. OTHER INFORMATION

Item 6.  Exhibits and Reports on Form 8-K ................................13-14

         Signatures......................................................15

         Certifications...................................................16-17

         Exhibits...............................................18

                                    F-2

PART I.
ITEM 1.  Consolidated Condensed Financial Statements

                    Jayark Corporation and Subsidiaries
                   Consolidated Condensed Balance Sheets
                              (Unaudited)


                                             July 31, 2003    April 30, 2003

Assets
Current Assets:
Cash and Cash Equivalents                       $699,480           $999,088
Accounts Receivable - Trade, less allowance
 for doubtful Accounts of $96,268 and $94,447,
 respectively                                  1,055,506            891,964
Inventories                                      440,200            298,040
Note Receivable - Related Party                  161,865            161,865
Other Current Assets                             103,021             72,474
                                              __________         __________
Total Current Assets                           2,460,072          2,423,431

Property, Plant & Equipment, net                 128,427            141,052
Goodwill                                         204,662            204,662
                                              __________         __________
Total Assets                                  $2,793,161         $2,769,145
                                              ===========        ==========
Liabilities
Current Liabilities:
Borrowings Under Lines of Credit                $250,000           $250,000
Current Portion of Long Term Debt -
 Related Parties                                 161,332            161,332
Accounts Payable and Accrued Expenses            424,440            448,233
Accrued Salaries                                 177,309            152,025
Other Current Liabilities                         75,226             65,955
                                               _________          _________
 Total Current Liabilities                     1,088,307          1,077,545

Long Term Debt - Related Parties, excluding
 current portion                               1,213,661          1,213,661
Deferred Compensation                            384,464            362,665
Accrued Interest - Related Parties               768,883            742,446
                                               _________          _________
 Total Liabilities                             3,455,315          3,396,317
                                               __________         _________

Stockholders' Deficit
Common Stock of $.01 Par Value, Authorized
 30,000,000 Shares; Issued 2,773,896 Shares       27,739             27,739
Additional Paid-In Capital                    12,860,435         12,860,435
Accumulated Deficit                          (13,549,578)       (13,514,596)
Treasury Stock, 7,500 shares at cost                (750)              (750)
                                             ____________       ____________
Total Stockholders' Deficit                     (662,154)          (627,172)
                                             ____________       ____________
Total Liabilities & Stockholders' Deficit     $2,793,161         $2,769,145

                                            ============       ============
     See accompanying notes to consolidated condensed financial statements

                                  F-3

                      Jayark Corporation and Subsidiaries
                Consolidated Condensed Statements of Operations
                              (Unaudited)

                                             Three Months Ended
                                         ____________________________

                                         July 31, 2003  July 31, 2002
                                         ____________________________

Net Revenues                               $2,889,498     $2,888,525
Cost of Revenues                            2,509,999      2,462,559
                                            _________      _________
  Gross Margin                                379,499        425,966


Selling, General and Administrative           392,521        405,631
                                            _________      _________

Operating Income (Loss)                       (13,022)        20,335
                                            __________     _________


Interest Income                                21,027         13,417
Interest Expense                              (42,737)       (39,138)
                                            _________      __________

  Net Interest Expense                        (21,710)       (25,721)


Loss Before Income Taxes                      (34,732)        (5,386)

Income Taxes                                      250          1,740
                                            __________      _________

Net Loss                                     ($34,982)       ($7,126)

                                            ==========      =========

Weighted Average Common Shares              2,766,396       2,766,396
                                            ==========      =========

Basic and Diluted Loss per Common Share         ($.01)          ($.00)
                                            ==========      ==========



See accompanying notes to consolidated condensed financial statements

                               F-4

               Jayark Corporation and Subsidiaries
          Consolidated Condensed Statements of Cash Flows
                            (Unaudited)


                                                Three Months Ended
                                          ______________________________

                                          July 31, 2003    July 31, 2002
                                          ______________________________

Cash Flows From Operating Activities:
  Net Loss                                    ($34,982)        ($7,126)

Adjustments to Reconcile Net Loss to Net
 Cash Flows Used By Operating Activities:
  Depreciation and Amortization                 12,625          16,406
  Provision for Doubtful Accounts                1,821           1,886
   Changes In Assets and Liabilities,
    Net of Divestiture of Fisher:
     Accounts Receivable                     (165,363)        (248,334)
     Inventories                             (142,160)          11,689
     Other Current Assets                     (30,547)         (44,075)
     Accounts Payable and Accrued Expenses    (23,793)          26,584
     Accrued Salaries and Deferred
      Compensation                             47,083           11,489
     Accrued Interest - Related Parties        26,437           26,437
     Other Liabilities                          9,271          (25,415)
                                             __________________________

   Net Cash Used By Operating Activities     (299,608)        (230,459)
                                             __________________________


Net Decrease in Cash and Cash Equivalents    (299,608)        (230,459)
Cash & Cash Equivalents at Beginning of
 Period                                       999,088          866,971
                                             _________________________


Cash & Cash Equivalents at End of Period     $699,480         $636,512
                                             =========================

Supplemental Disclosures:
Cash Paid During the Period for
    Interest                                  $2,651            $3,696
                                              =========================
    Taxes                                       $250            $1,740
                                              =========================
    See accompanying notes to consolidated financial statements

                                  F-5


           Notes to Consolidated Condensed Financial Statements
                                (Unaudited)


1. Basis of Presentation

The consolidated condensed financial statements include the accounts of Jayark Corporation and its wholly owned subsidiaries (the "Company").
The accompanying unaudited consolidated condensed financial statements reflect all adjustments (consisting of only normal and recurring accruals and adjustments) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. These consolidated financial statements are condensed and therefore do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. The consolidated condensed financial statements should be read in conjunction with the audited financial statements and footnotes for the year ended April 30, 2003, included in the Company's report on Form 10-K. The Company follows the same accounting policies in preparation of interim reports. The Company's operating results for any particular interim period may not be indicative of results for the full year.

2. Recent Accounting Pronouncements

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 148, "Accounting for Stock Based Compensation - Transition and Disclosure", which provided alternative methods of transition to the fair value method of accounting for stock-based compensation of SFAS 123, "Accounting for Stock-Based Compensation". SFAS No. 148, also amended the disclosure provisions of SFAS 123 to require expanded and more prominent disclosure in both annual and interim financial statements about the method of accounting with respect to stock-based
compensation and the effect of the method on reported net income.   The
disclosure provisions of SFAS No. 148 were effective for the Company at April 30, 2003.

All options were issued in Fiscal 2002 (year ending April 31, 2002) and vested immediately. Accordingly, there is no pro forma compensation expense recognizable in the three months ended July 31, 2003 or 2002.

In May 2003, the FASB issued SFAS No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of these instruments were previously classified as temporary equity. SFAS No. 150 was effective for financial instruments entered into or modified after May 31, 2003, and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003. Adoption of SFAS No. 150 is not expected to have an impact on our consolidated financial position, results of operations or cash flows.

3. Reclassifications

Certain reclassifications have been made in the fiscal 2003 consolidated condensed financial statements to conform to the presentation used in the fiscal 2004 consolidated condensed financial statements.

5.  Segment Data

The Company conducts its operations through two reportable business segments as follows:

                                  F-6

AVES Audiovisual Systems, Inc. ("AVES") distributes and rents a broad range of audio, video and presentation equipment, and supplies. Its customer base includes businesses, churches, hospitals, hotels and educational institutions.

MED Services Corp. ("Med") historically has engaged various contractors to design and develop specialty medical equipment for its distribution. Its customer base in 2002 included companies that sell and rent durable medical equipment to hospitals, nursing homes and individuals. The decision was made by management in January 2003, due to continued economic decline through the third quarter of fiscal 2003, coupled with continued curtailments in healthcare spending, and due to the lack of any firm purchase commitments for finished beds, to cease any further development of the NetSafe Enclosure Bed. Med's marketing approach with respect to the remaining inventory ($102,000) is to continue to pursue those parties who have previously expressed an interest in the product.

The following table reflects the results of the segments consistent with the Company's internal financial reporting process. The following results are used in part, by management, both in evaluating the performance of, and in allocating resources to, each of the segments.

                                             Corporate and
                          AVES       Med      Unallocated      Consolidated
                          _________________________________________________

Three Months Ended July 31, 2003
  Net Revenues           $2,889,498    --              --        $2,889,498
  Depreciation and
   Amortization              11,128   1,497            --            12,625
  Operating Income (Loss)    92,302  (1,971)     (103,353)          (13,022)
  Interest Expense (Income) (18,730)  2,651        37,789            21,710
  Net Income (Loss)          66,032  (4,621)      (96,393)          (34,982)


Three Months Ended July 31, 2002
  Net Revenues            2,888,525     --             --         2,888,525
  Depreciation and
   Amortization              14,910   1,496            --            16,406
  Operating Income (Loss)   102,189  (4,259)       (77,595)          20,335
  Interest Expense (Income) (13,205)  1,545         37,381           25,721
  Net Income (Loss)          70,394  (6,535)       (70,987)          (7,126)

Total Assets at
 July 31, 2003            2,433,637 111,092        248,432        2,793,161
Goodwill at
 July 31, 2003              204,662     --             --           204,662


Total Assets at
 April 30, 2003           2,460,810 113,063        195,272        2,769,145
Goodwill at

 April 30, 2003             204,662     --             --           204,662

6.  Inventories

Inventories are summarized as follows:

                                 July 31, 2003     April 30, 2003
                                 ________________________________

        Raw Materials               $74,113           $74,113
        Finished Goods              366,087           223,927
                                 _________________________________


                                   $440,200          $298,040
                                 =================================

                             F-7

7.  Loss Per Common Share

Basic loss per common share is based upon the weighted average number of common shares outstanding. Diluted loss per common share is based upon the weighted average number of common shares outstanding, as well as dilutive potential securities, which in the Company's case, comprise shares issuable under the stock option plan. Dilutive stock options, totaling 170,000 shares, had no impact on the loss per common share calculation in any periods presented as their impact was antidilutive.

8.  Note Receivable Related Party

On December 31, 2002, the Company advanced $161,865 pursuant to a note receivable to New Valu, Inc., a related party controlled by members of the Koffman family, of which David Koffman and Robert Nolt are officers of. The note is payable on demand with an annual interest rate of 5.5%.

9.  Going Private Transaction

In February 2003, the Company filed a Preliminary Proxy Statement regarding a Special Meeting of Stockholders. In August 2003, the Company filed an Amended Preliminary Proxy Statement in response to SEC comment letters. At this special meeting, the shareholders will be asked to consider and vote upon the adoption of an Agreement and Plan of Merger, dated February 3, 2003, providing for the merger of J Merger Corp. ("Merger Corp"), a newly formed Delaware corporation, into Jayark. Merger Corp is a wholly owned subsidiary of J Acquisition Corp, a Nevada Corporation ("Parent"), which was formed for the purpose of the merger and is owned by certain officers and directors of Jayark and their affiliates.

In accordance with the merger, each outstanding share of common stock will be converted into the right to receive $.40 in cash, except for shares held by Parent and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. If the stockholders of Jayark adopt the merger agreement, Jayark will no longer be a publicly traded company.

The merger will not be complete without the affirmative vote of holders of a majority of the outstanding shares of common stock to adopt the merger agreement. The Parent has agreed to vote all shares of common stock owned by it in favor of the adoption of the merger agreement. The Parent currently owns approximately 75% of the outstanding common stock. The Board of Directors of Jayark Corporation has unanimously approved the merger agreement.

Any stockholder who does not vote in favor of adopting the merger agreement and who properly demands appraisal under Delaware law will have the right to have the fair value of his shares determined by a Delaware court.

ITEM 2.

Management's Discussion and Analysis of Financial Condition and Results of Operations

In February 2003, the Company filed a Preliminary Proxy Statement regarding a Special Meeting of Stockholders. In August 2003, the Company filed an Amended Preliminary Proxy Statement in response to SEC comment letters. At this special meeting, the shareholders will be asked to consider and vote upon the adoption of an Agreement and Plan of Merger, dated February 3, 2003, providing for the merger of J Merger Corp. ("Merger Corp"), a newly formed Delaware corporation, into Jayark. Merger Corp is a wholly owned subsidiary of J Acquisition Corp, a Nevada Corporation ("Parent"), which was formed for the purpose of the merger and is owned by certain officers and directors of Jayark and their affiliates.

                                 F-8

In accordance with the merger, each outstanding share of common stock will be converted into the right to receive $.40 in cash, except for shares held by Parent and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. If the stockholders of Jayark adopt the merger agreement, Jayark will no longer be a publicly traded company.

The merger will not be complete without the affirmative vote of holders of a majority of the outstanding shares of common stock to adopt the merger agreement. The Parent has agreed to vote all shares of common stock owned by it in favor of the adoption of the merger agreement. The Parent currently owns approximately 75% of the outstanding common stock. The Board of Directors of Jayark Corporation has unanimously approved the merger agreement.

Any stockholder who does not vote in favor of adopting the merger agreement and who properly demands appraisal under Delaware law will have the right to have the fair value of his shares determined by a Delaware court.

     Three Months Ended July 31, 2003 as compared to July 31, 2002

                                NET REVENUES

Net Revenues of $2,889,000 for the three months ended July 31, 2003, increased $1,000 as compared to the same period in 2002 due to an increase in sales at AVES.

                              COST OF REVENUES

Cost of Revenues of $2,510,000 increased $47,000, or 1.9%, as compared to the same period last year. This was a result of a change in the product mix resulting in higher unit costs.

                                GROSS MARGIN

Gross Margin of $379,000, or 13.1% of revenues, decreased $46,000, or 10.9%, as compared to a gross margin of $426,000, or 14.7% of revenues, for the same period last year. This decrease was due to lower profit margins at AVES as compared to the prior year resulting from a change in the product mix resulting in higher unit costs.

              SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

Selling, General and Administrative Expenses of $393,000 decreased $13,000 or 3.2% as compared to the same period last year. AVES' expenses decreased $37,000 primarily due to decreased payroll expenses and Med's expenses decreased $2,000 due to decreased bad debt expense. These reductions were partially offset by a $26,000 increase in Corporate's expenses resulting from increased accounting fees and travel and insurance expenses.

                         OPERATING INCOME (LOSS)

Operating Loss of $13,000 decreased $33,000 as compared to consolidated operating income of $20,000 for the same period last year. The decrease in operating income was primarily the result of the decrease in gross margins only partially offset by lower expenses discussed above. Corporate's operating loss increased $26,000 due to an increase in expenses discussed above, AVES' operating income decreased $9,000 due

                                  F-9

to a decrease in gross margins only partially offset by lower expenses discussed above and Med's operating loss decreased $2,000 as a result of decreased expenses discussed above.

                         NET INTEREST EXPENSE

Net Interest Expense of $22,000 decreased $4,000, or 15.6%. This decrease is due to decreased debt combined with lower interest rates as compared to the prior year along with an increase in interest income.

                      LOSS BEFORE INCOME TAXES

Loss Before Income Taxes of $35,000 increased $30,000, or 544.8%, as compared a net loss of $5,000 during the same period last year. Overall change in loss before income taxes was a result of those fluctuations noted above.

                             INCOME TAXES

Income Taxes of $250 decreased $1,490, or 85.6%, as compared to $1,740 during the same period last year. This is a result of lower state income tax expense.

                                NET LOSS

Net Loss of $35,000 increased $28,000, or 390.9%, as compared a net loss of $7,000 during the same period last year. This increased loss is principally due to decreased gross margins only partially offset by lower expenses discussed above. Corporate's loss increased $26,000, AVES' income decreased $4,000 and Med's loss decreased $2,000 due to the fluctuations noted above.

            CRITICAL ACCOUNTING POLICIES AND SIGNIFICANT ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make decisions based upon estimates, assumptions, and factors it considers as relevant to the circumstances. Such decisions include the selection of applicable accounting principles and the use of judgment in their application, the results of which could differ from those anticipated.

A summary of significant accounting policies used in the preparation of the consolidated financial statements is contained in Note 1, in the Company's Report on Form 10K. The Company's most critical policies include: valuation of accounts receivables, which impact selling, general and administrative expense; valuation of inventory, which impacts cost of sales and gross margin; the assessment of recoverability of goodwill, which impacts write-offs of goodwill and; accounting for income taxes, which impacts the valuation allowance and the effective tax rate.

The Company reviews estimates including, but not limited to, the allowance for doubtful accounts, inventory reserves and income tax valuations on a regular basis and makes adjustments based upon historical experiences, current conditions and future expectations. The reviews are performed regularly and adjustments are made as required by current available information. The Company believes these estimates are reasonable, but actual results could differ from these estimates.

The Company values inventories at the lower of cost or market on a first-in-first-out basis. The recoverability of inventories is based upon the types and levels of inventory held, forecasted demand, pricing, competition and changes in technology. During fiscal 2003, the Company recorded an inventory write down in the amount of $100,000, related to

                                  F-10

Med's NetSafe Enclosure Bed components. The write down relates to the slow movement of the inventory over the past twelve months, the continued decline in the overall economy, lack of any purchase commitments for finished product, as well as management's estimate of future demand and selling price of the current levels of inventory related to the NetSafe Enclosure Beds.

In the event that actual results differ from these estimates or the Company adjusts these estimates in future periods, the Company may need to write down the inventory further which could materially impact the financial position and results of operations of the Company.

The Company's accounts receivable represent those amounts, which have been billed to our customers but not yet collected. The Company analyzes various factors, including historical experience, credit-worthiness of customers and current market and economic conditions. The allowance for doubtful accounts balance is established based on the portion of those accounts receivable, which are deemed to be potentially uncollectible. Changes in judgments on these factors could impact the timing of costs recognized.

The Company records valuation allowances to reduce deferred tax assets when it is more likely than not that some portion of the amount may not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during those periods in which temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income and tax planning in making this assessment. The Company evaluates the need for valuation allowances on a regular basis and adjusts as needed. These adjustments, when made, would have an impact on the Company's financial statements in the period that they were recorded.

Goodwill is tested annually for impairment by the Company at the reporting unit level, by comparing the fair value of the reporting unit with its carrying value. Valuation methods for determining the fair value of the reporting unit include reviewing quoted market prices and discounted cash flows. If the goodwill is indicated as being impaired (the fair value of the reporting unit is less than the carrying amount), the fair value of the reporting unit is then allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit goodwill. This implied fair value of the reporting unit goodwill is then compared with the carrying amount of the reporting unit goodwill and, if it is less, the Company would then recognize an impairment loss. The projection of future cash flows requires significant judgments and estimates with respect to future revenues related to the asset and the future cash outlays related to those revenues. Actual revenues and related cash flows or changes in anticipated revenues and related cash flows could result in changes in this assessment and result in an impairment charge. The use of different assumptions could increase or decrease the related impairment charge.

                      LIQUIDITY AND CAPITAL RESOURCES

At July 31, 2003 and April 30, 2003, consolidated open lines of credit available to the Company for borrowing were $1,000,000. It is the opinion of the Company's management that operating expenses, as well as obligations coming due during the next fiscal year, will be met primarily by existing cash balances, cash flow generated from operations, and from available borrowing levels.

Working capital was $1,372,000 at July 31, 2003, compared with $1,346,000 at April 30, 2003.

Net cash used by operating activities was $300,000 in 2003 as compared with $230,000 in 2002. This increase is primarily due to the increased loss, an increase in inventory levels, offset by a reduction in receivables.

The Company continues to be obligated under notes payable to related parties aggregating $1,374,993. The related parties and corresponding outstanding obligations include David Koffman, Chairman of the Board

                                  F-11

of Directors and President of the Company ($201,113), AV Texas Holding LLC, an entity controlled by members of the Koffman family ($850,000) and CCB Associates, LP, an entity with indirect control by a Board

Member ($323,880). The current portion of the related notes aggregated $161,332. The remaining balance on these related notes matures in December 2004 at which time the entire remaining unpaid principal balance, aggregating $1,213,661, plus accrued interest, aggregating $261,374, is due.

The Company has a note receivable from a related party, New Valu, Inc., for $161,865. New Valu, Inc. is a company controlled by members of the Koffman family, of which David Koffman and Robert Nolt are officers. The note is payable on demand with annual interest rate of 5.5%.

At July 31, 2003, the Company continues to have accrued unpaid wages aggregating $465,464. The unpaid wages relate to salary deferral by the President of the Company for prior services rendered. The terms of the salary deferral are such that the President has agreed to defer his salary until which time the working capital position of the Company improves. Based upon the intent of the parties, the Company has reflected $81,000 as a current liability within accrued salaries in the consolidated balance sheet, and reflected $384,464 as deferred compensation in the consolidated balance sheet at July 31, 2003.

  DISCLOSURES ABOUT CONTRACTUAL OBLIGATIONS AND COMMERCIAL COMMITMENTS

Accounting standards require disclosure concerning a registrant's obligations and commitments to make future payments under contracts, such as debt and lease agreements, and under contingent commitments, such as debt guarantees. The Company's obligations and commitments are as follows:

                               Less Than                           After
                      Total     1 Year     2-3 Years  4-5 Years   5 Years
__________________________________________________________________________

Contractual Obligations                Payments Due by Period
__________________________________________________________________________

Long Term Debt -
 Related Parties    $1,374,993 $161,332   $1,213,661  $--         $--
Operating Leases      $735,000  $90,000     $180,000  $180,000    $285,000
Accrued Interest -
 Related Parties      $768,883 $--          $768,883  $--         $--
___________________________________________________________________________

Other Commercial
Commitments                  Amount of Commitment Expiration Per Period
___________________________________________________________________________

Lines of Credit       $250,000 $250,000     $--      $--         $--

Recent Accounting Pronouncements

In May 2003, the FASB issued SFAS No. 150 "Accounting for Certain
Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of these instruments were previously classified as temporary equity. SFAS No. 150 was effective for financial instruments entered into or modified after May 31, 2003, and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003. Adoption of SFAS No. 150 is not expected to have an impact on our consolidated financial position, results of operations or cash flows.

                                  F-12

ITEM 3.  Quantitative and Qualitative Disclosures About Market Risk

The following discusses the Company's possible exposure to market risk related to changes in interest rates on the Company's lines of credit.

As of July 31, 2003, the Company has outstanding lines of credit which are renegotiated every 12 months and bear interest at prime. Funds available for borrowing under these lines of credit are subject to interest rate risk and will increase interest expense if the prime rate increases. The Company does not believe that an immediate increase in interest rates would have a significant effect on its financial condition or results of operations.

ITEM 4.  Controls and Procedures

The Company's management, with the participation of the Company's Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures, as of the end of the period covered by this report, were designed and are functioning effectively to provide reasonable assurance that the information required to be disclosed by the Company in reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. The Company believes that a controls system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the controls system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

No change in the Company's internal control over financial reporting occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal controls over financial reporting.

PART II. OTHER INFORMATION

ITEM 6.   Exhibits and Reports on Form 8-K.

(a) Exhibits -

99.1 Certification of the Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of the Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(b) Report on Form 8-K - None

                              F-13

                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          JAYARK CORPORATION
                                          Registrant

	/s/ David L. Koffman                September 10, 2003
	David L. Koffman, President
	Chief Executive Officer



	/s/ Robert C. Nolt                  September 10, 2003
	Robert C. Nolt
	Chief Financial Officer

                                F-14

                            Certifications

I, David L. Koffman, Chief Executive Officer of Jayark Corporation, certify that:

1. I have reviewed this quarterly report on Form 10Q of Jayark
Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly reporting is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



/s/ David L. Koffman                         September 10, 2003
David L. Koffman, President
Chief Executive Officer

                                   F-15

I, Robert C. Nolt, Chief Financial Officer of Jayark Corporation, certify that:

1. I have reviewed this quarterly report on Form 10Q of Jayark
Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly reporting is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


/s/ Robert C. Nolt                             September 10, 2003
Robert C. Nolt
Chief Financial Officer

                                 F-16

Exhibit 99.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, David L. Koffman, Chief Executive Officer of Jayark Corporation, a Delaware Corporation (the "Company"), hereby certify that, to my knowledge,

(1)	The Company's periodic report on Form 10-Q for the period ended
July 31, 2003 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;
and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David L. Koffman                            September 10, 2003
David L. Koffman, President
Chief Executive Officer

Exhibit 99.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, Robert C. Nolt, Chief Financial Officer of Jayark Corporation, a Delaware Corporation (the "Company"), hereby certify that, to my knowledge,

(1)	The Company's periodic report on Form 10-Q for the period ended
July 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Nolt                             September 10, 2003
Robert C. Nolt
Chief Financial Officer

                               F-17

                               APPENDIX G

                               UNITED STATES
                     Securities and Exchange Commission
                           Washington, DC 20549

                               FORM 10-Q/A
                             AMENDMENT NO. 1

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended: July 31, 2003

                                    Or

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


For the transition period from    to

                                  0-3255
                          (Commission File Number)

                            JAYARK CORPORATION
         (Exact name of registrant as specified in its charter)

                                  DELAWARE
             (State or other jurisdiction of incorporation)

                                 13-1864519
                     (IRS Employer Identification No.)

                     300 Plaza Drive, Vestal, New York 13850
            (Address of principal executive offices) (Zip Code)

                                 (607) 729-9331
            (Registrant's telephone number, including area code)

     Indicate by check mark whether the registrant (1) has filed all reports to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

YES [X] NO [   ]

     Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

             Class                            Outstanding at September 2, 2003
Common Stock $0.01 Par Value                        2,766,396

                                  G-1

PRELIMINARY NOTE

This amendment to the Registrant's Quarterly Report on Form 10-Q for the three months ended July 31, 2003 is being filed to amend Item 4 in its entirety to read as set out below. No revisions have been made to the Registrant's financial statements or any other disclosure contained in such Quarterly Report.

ITEM 4.  Controls and Procedures

The Company's management, with the participation of the Company's Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures, as of the end of the period covered by this report, were designed and are functioning effectively to provide reasonable assurance that the information required to be disclosed by the Company in reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. The Company believes that a controls system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the controls system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected. However, the Company's management believes that the Company's disclosure controls and procedures give reasonable assurance that the objectives of the disclosure controls and procedures are met.

No change in the Company's internal control over financial reporting occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal controls over financial reporting.

                                  G-2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        JAYARK CORPORATION
                                        Registrant

/s/ David L. Koffman                                   October 7, 2003
David L. Koffman, President
Chief Executive Officer



/s/ Robert C. Nolt                                     October 7, 2003
Robert C. Nolt
Chief Financial Officer

                                  G-3

Certifications
I, David L. Koffman, Chief Executive Officer of Jayark Corporation, certify that:

1. I have reviewed this quarterly report on Form 10Q of Jayark
Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly reporting is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ David L. Koffman                               October 7, 2003
David L. Koffman, President
Chief Executive Officer

                                  G-4

I, Robert C. Nolt, Chief Financial Officer of Jayark Corporation, certify that:

1. I have reviewed this quarterly report on Form 10Q of Jayark Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly reporting is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ Robert C. Nolt                                    October 7, 2003
Robert C. Nolt
Chief Financial Officer

                                  G-5

Exhibit 99.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, David L. Koffman, Chief Executive Officer of Jayark Corporation, a Delaware Corporation (the "Company"), hereby certify that, to my knowledge,

(1) The Company's periodic report on Form 10-Q for the period ended July 31, 2003 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David L. Koffman                               October 7, 2003
David L. Koffman, President
Chief Executive Officer

Exhibit 99.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, Robert C. Nolt, Chief Financial Officer of Jayark Corporation, a Delaware Corporation (the "Company"), hereby certify that, to my knowledge,

(1) The Company's periodic report on Form 10-Q for the period ended July 31, 2003 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Nolt                                October 7, 2003
Robert C. Nolt
Chief Financial Officer

                                  G-6

                            JAYARK CORPORATION
                             300 Plaza Drive
                           Vestal, New York 13850
                             (607)-729-9331

                       SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 1, 2003
                             -----------------
                                  PROXY
                             -----------------


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Jayark Corporation (the "Company") hereby appoints David L. Koffman and Robert C. Nolt, and each of them separately, with full power of substitution, proxies to vote all shares of Company common stock, par value $.01 per share, that the undersigned is entitled to vote at the close of business on October 31, 2003, at the Special Meeting of Stockholders to be held on December 1, 2003 at 10:00 a.m., or any adjournment(s) thereof, on the following proposals:

1. PROPOSAL TO APPROVE AND ADOPT the Agreement and Plan of Merger dated as of February 3, 2003, by and among the Company, J Acquisition Corp. and J Merger Corp., and the consummation of the transactions contemplated thereby, including the exchange of $.40 per share for each share of Jayark common stock.

/ / FOR               / / AGAINST               / / ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE STOCKHOLDERS' MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, EXCEPT SUCH
DISCRETIONARY AUTHORITY TO VOTE SHALL BE LIMITED TO MATTERS
OF WHICH THE COMPANY DID NOT HAVE NOTICE A REASONABLE TIME
BEFORE MAILING OF THE PROXY STATEMENT AND THIS PROXY.

ANY PROXY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED BY THE PERSON GIVING IT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED BY DELIVERING TO THE SECRETARY OF THE COMPANY, MR. ROBERT C. NOLT, 300 PLAZA DRIVE , VESTAL, NEW YORK 13850, A WRITTEN NOTICE OF REVOCATION BEARING A LATER DATE THAN THE PROXY,
BY DULY EXECUTING AND DELIVERING TO THE SECRETARY A SUBSEQUENTLY DATED PROXY RELATING TO THE SAME SHARES OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON (ALTHOUGH ATTENDANCE AT THE SPECIAL MEETING WILL NOT IN AND OF ITSELF CONSTITUTE REVOCATION OF A PROXY).

THIS PROXY WILL BE VOTED AS MARKED. SIGNED BUT UNMARKED PROXIES WILL BE VOTED IN FAVOR OF THE PROPOSALS.

The undersigned acknowledges receipt of the NOTICE OF STOCKHOLDERS'
MEETING to be held December 1, 2003 and the PROXY STATEMENT dated November 7, 2003, and hereby revokes all Proxies heretofore given by the undersigned.

Dated: ________________




----------------------------------------
Signature



----------------
Number of Shares




-----------------------------------------
Signature (If Held Jointly)




----------------------------------------
Title or Authority (If Applicable)

SIGNATURE OF STOCKHOLDER(S) SHOULD CORRESPOND WITH THE NAME IN WHICH SHARES ARE REGISTERED. JOINT HOLDERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY-IN-FACT, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, PARTNER, OR DULY AUTHORIZED OFFICER, PLEASE GIVE TITLE OR AUTHORITY AND ATTACH AUTHORIZATION DOCUMENTS.